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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Fund

(Exact name of registrant as specified in charter)

One SeaGate

Toledo, Ohio 43666
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUND One SeaGate Toledo, Ohio 43666	With a copy to: Christopher P. Harvey, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (419) 249-2900

Date of fiscal year end: October 31

Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1 — REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Harbor Fund’s 2005 Semi-Annual Report included.

SEMI-ANNUAL REPORT

April 30, 2005

Harbor Fund

DOMESTIC EQUITY

INTERNATIONAL EQUITY

FIXED INCOME

Harbor Fund
SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Fund’s fiscal year ended April 30, 2005. The total return for each of the 12 portfolios is shown below. All performance figures for the Harbor Funds assume the reinvestment of dividends and capital gains. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.
You should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

	Unannualized Total Return
	6 Months Ended
	April 30, 2005

	Institutional	Retirement	Investor
	Class	Class	Class

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.23%	0.09%	0.00%
Harbor Mid Cap Growth Fund	-0.65	-0.65	-0.81
Harbor Small Cap Growth Fund	-2.87	-3.05	-3.13
Harbor Large Cap Value Fund	8.80	8.68	8.54
Harbor Mid Cap Value Fund	6.90	6.86	6.83
Harbor Small Cap Value Fund	9.43	9.43	9.23
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	7.94%	7.84%	7.72%
Harbor International Growth Fund	3.77	3.68	3.65
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	-0.34%	-0.34%	-0.55%
Harbor Bond Fund	1.33	1.20	N/A
Harbor Short Duration Fund	0.85	0.74	N/A
Harbor Money Market Fund	1.00	0.87	N/A

Unannualized
Total Return
6 Months Ended
April 30, 2005
COMMONLY USED MARKET INDICES
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	3.28%
Dow Jones Wilshire 5000; entire U.S. stock market	3.68
Russell 1000® Growth; large cap, domestic equity	1.14
Russell Midcap® Growth; domestic equity	4.07
Russell 2000® Growth; small cap, domestic equity	-1.98
Russell 1000® Value; large cap, domestic equity	6.72
Russell Midcap® Value; domestic equity	8.81
Russell 2000® Value; small cap, domestic equity	1.52
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE®); international equity	8.71
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE® Growth); international equity	8.30
Credit Suisse First Boston High-Yield (CSFB High-Yield); domestic high-yield bonds	0.65
Merrill Lynch High-Yield Master II; domestic high-yield bonds	0.00
Lehman Brothers Aggregate (LB AGG); domestic bonds	0.98
Citigroup 1 YR Treasury; domestic bonds	0.56
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	1.15

Harbor Fund
SEMI-ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUND EXPENSE RATIOS[2]
								Morningstar
	2001*	2002*		2003*		2004*	2005[f]	Average[3]

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.66%	0.69%		0.71%		0.67%	0.68%	1.11%
Retirement Class[1]	N/A	N/A		0.94		0.92	0.93	1.22
Investor Class[1]	N/A	N/A		1.13		1.10	1.11	1.22
Harbor Mid Cap Growth Fund
Institutional Class	1.20%	1.20%		1.20%		0.98%	0.95%	1.21%
Retirement Class[1]	N/A	N/A		1.40		1.23	1.20	1.34
Investor Class[1]	N/A	N/A		1.40		1.38	1.38	1.34
Harbor Small Cap Growth Fund
Institutional Class	1.20%	0.95%		0.93%		0.83%	0.84%	1.29%
Retirement Class[1]	N/A	N/A		1.16		1.08	1.09	1.38
Investor Class[1]	N/A	N/A		1.36		1.25	1.27	1.38
Harbor Large Cap Value Fund
Institutional Class	0.77%	0.77%		0.77%		0.68%	0.70%	0.97%
Retirement Class[1]	N/A	N/A		0.93		0.92	0.95	1.05
Investor Class[1]	N/A	N/A		1.17		1.10	1.13	1.05
Harbor Mid Cap Value Fund
Institutional Class	N/A	1.20	% [a,c]	1.20%		1.02%	0.95%	1.17%
Retirement Class[1]	N/A	N/A		N/A	[e]	N/A [e]	1.20	1.25
Investor Class[1]	N/A	N/A		1.39		1.39	1.38	1.25
Harbor Small Cap Value Fund
Institutional Class	N/A	1.20	% [b,c]	0.94%		0.84%	0.83%	1.23%
Retirement Class[1]	N/A	N/A		1.18		0.93	1.08	1.35
Investor Class[1]	N/A	N/A		1.29		1.25	1.26	1.35
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.91%	0.87%		0.89%		0.86%	0.88%	1.16%
Retirement Class[1]	N/A	N/A		1.14		1.11	1.13	1.20
Investor Class[1]	N/A	N/A		1.31		1.29	1.31	1.20
Harbor International Growth Fund
Institutional Class	0.89%	0.95%		0.98%		0.93%	1.01%	1.28%
Retirement Class[1]	N/A	N/A		N/A	[e]	1.19	1.26	1.31
Investor Class[1]	N/A	N/A		1.40		1.39	1.40	1.31
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	N/A	N/A		0.93	% [c,d]	0.85%	0.84%	0.82%
Retirement Class	N/A	N/A		1.08	[c,d]	1.01	N/A [e]	0.92
Investor Class	N/A	N/A		1.29	[c,d]	1.27	1.27	0.92
Harbor Bond Fund
Institutional Class	0.56%	0.58%		0.58%		0.57%	0.58%	0.70%
Retirement Class[1]	N/A	N/A		0.83		0.81	0.83	0.77
Harbor Short Duration Fund
Institutional Class	0.27%	0.31%		0.36%		0.31%	0.39%	0.64%
Retirement Class[1]	N/A	N/A		0.59		0.55	0.64	0.76
Harbor Money Market Fund
Institutional Class	0.38%	0.36%		0.36%		0.29%	0.35%	N/A
Retirement Class[1]	N/A	N/A		N/A	[e]	0.53	0.60	N/A

1	Commenced operations on November 1, 2002.

2	Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).

3	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the March 31, 2005 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio. Retirement and Investor Class comparisons include all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the March 31, 2005 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Fund portfolio.

a	For the period March 1, 2002 (inception) through October 31, 2002.

b	For the period December 14, 2001 (inception) through October 31, 2002.

c	Annualized.

d	For the period December 1, 2002 (inception) through October 31, 2003.

e	Assets in this class were too small to incur any expense for the period.

f	Annualized figures for the six-month period ended April 30, 2005.

*	Audited.

Letter from the Chairman

David G. Van Hooser
Chairman

Dear Fellow Shareholder:
      Stock and bond markets posted mostly positive returns for the fiscal half-year ended April 30, 2005. Stock market gains were strongest in the post-election period of November and December of 2004. Early in 2005, however, increases in crude oil prices seemed to heighten investor concerns about global economic growth and signs of inflationary pressures. Returns of various market sectors for the first half of fiscal 2005 are shown in the table below.

					30 Years
			Annualized		1975-2004
RETURNS FOR THE PERIODS ENDED APRIL 30,					Annual Rates as of
2005	6 Months	1 Year	5 Years	10 Years	December 31, 2004

Dow Jones Wilshire 5000 (entire U.S. stock market)	3.68%	7.10%	-2.02%	10.17%	14.02%
S&P 500 (large cap stocks)	3.28	6.34	-2.94	10.26	13.74
Russell Midcap® (mid cap stocks)	6.81	14.62	5.83	12.81	N/A
Russell 2000® (small cap stocks)	-0.15	4.71	4.08	9.54	N/A
Russell 3000® Growth	0.87	0.30	-10.41	7.40	N/A
Russell 3000® Value	6.28	13.56	5.67	12.26	N/A
MSCI EAFE® (foreign stocks)	8.71	14.95	-0.55	4.77	12.12
Merrill Lynch High-Yield Master II (high-yield bonds)	0.00	6.49	6.49	7.09	N/A
LB Aggregate (domestic bonds)	0.98	5.26	7.49	7.14	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	1.15	1.81	2.74	4.02	N/A
Domestic Equity
      After rising sharply in the first two months of the fiscal half-year, the Dow Jones Wilshire 5000, a broad measure of the U.S. stock market, declined over the remaining four months to finish with an overall return of 3.68% for the six-month period. Value stocks continued to outpace growth stocks by a substantial margin.
      Mirroring the broad market, the value style produced the best performers among Harbor’s domestic equity funds for the fiscal half-year. The Harbor Small Cap Value Fund led all Harbor portfolios with a return of 9.43% (Institutional Class). By comparison, its benchmark, the Russell 2000® Value Index, returned 1.52%. The Harbor Large Cap Value Fund was the second-best performer among all Harbor Funds. It returned 8.80% (Institutional Class), about two percentage points ahead of the 6.72% posted by its Russell 1000® Value benchmark. Comments from portfolio managers, performance data, and other information on the Harbor domestic equity funds begin on page 6.
International Equity
      An allocation to foreign stocks generally added value for equity portfolios in the first six months. As with domestic equities, the strongest performance occurred early in the period. The MSCI EAFE® Index of foreign stocks rose for the first two months of the fiscal half-year, then lost ground over the remaining four months, and finished with a return of 8.71% for the six months. This included a contribution of approximately two percentage points from currency exchange effects. Developed markets in Europe and emerging-markets stocks both outperformed developed markets in the Far East.
      With a return of 7.94% (Institutional Class), the Harbor International Fund was among the best performers within the Harbor family. Although it lagged the MSCI EAFE® Index for the six months, the Harbor International Fund continued its long-term outperformance of the benchmark for the 1-year, 5-year, and 10-year periods, and for the life of the Fund. Comments from portfolio managers, performance data, and other information on the Harbor international equity funds begin on page 52.
Fixed Income
      Fixed income markets provided modest returns and helped reduce volatility for balanced portfolios for the first half of the 2005 fiscal year. The Lehman Brothers Aggregate Index, a widely followed measure of U.S. intermediate-term bonds, returned 0.98% for the six months. The high-yield market, one of the best performing sectors the past two fiscal years, struggled during the first half of fiscal 2005; the Merrill Lynch High-Yield Master II Index returned 0.00% for the period, as price declines cancelled out interest income.
      The Federal Reserve continued its gradual shift toward a less accommodative monetary policy, raising the federal funds rate by 25 basis points at each of its four meetings during the six-month period. The Fed’s target rate stood at 2.75% at the end of the fiscal half-year, up from 1.75% at the beginning of the period and up from 1.00% a year earlier. Short-term securities responded quickly to the effects of the Fed tightening. The annualized 7-day yield of the Harbor Money Market Fund (Institutional Class) rose by 94 basis points during the fiscal half-year to end the period at 2.44%.
      In a challenging investment environment resulting from the Fed tightening, the Harbor Short Duration Fund returned 0.85% (Institutional Class) for the six-month period, compared to 0.56% for its Citigroup 1 YR Treasury benchmark. The Fund’s Institutional Class also outperformed the benchmark for the latest 1-year, 5-year, and 10-year periods, as well as for the life of the Fund.
      With a return of 1.33% (Institutional Class), the Harbor Bond Fund outperformed its Lehman Brothers Aggregate benchmark for the fiscal half-year. The Harbor Bond Fund also outperformed the index over the latest 1-year, 5-year, and 10-year periods, and for the life of the Fund. Managed by Bill Gross and his team at Pacific Investment Management Company since its inception in 1987, the Harbor Bond Fund was among only 18 mutual funds chosen as winners of the 2005 Standard & Poor’s/BusinessWeek Excellence in Fund Management award. Comments from portfolio managers, performance data, and other information on the Harbor fixed income funds begin on page 70.
Small Cap Value Fund Closing to New Investors
      In April, we announced the closing of the Harbor Small Cap Value Fund to new investors, effective June 30, 2005. The Harbor Small Cap Value Fund has outperformed its benchmark by a significant margin since inception and has attracted substantial inflows from shareholders, pushing net assets above the $1 billion mark at the end of April.
      We recognize that a continuing rapid increase in net inflows to the Harbor Small Cap Value Fund could make it more difficult in the months ahead to keep the portfolio fully invested in small cap stocks that meet the manager’s selection criteria. Consequently, the Harbor Fund board of trustees decided that it would be in the best interests of existing shareholders to close the Harbor Small Cap Value Fund at this time. Although it will be closed to new investors, we will continue to sell shares to those who have an existing Harbor Small Cap Value Fund account as of the June 30 closing date or that otherwise meet the criteria as stated in the statement of additional information.
Investment Strategies
      The table near the beginning of this letter again serves as a reminder of some important investment fundamentals. Even the most experienced investor cannot predict with certainty how markets will perform in the short-term. As shown in the five-year column of the table, even some well-known asset classes can have negative returns over a several-year period. Most investment professionals recommend investing for the long-term with a diversified portfolio of stocks, bonds, and cash, consistent with your financial objectives and your risk tolerance.
      Thank you for your investment in Harbor Fund.
June 16, 2005

David G. Van Hooser Chairman

Harbor Domestic Equity Funds
Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Spiros Segalas
Portfolio Manager
Sig Segalas has managed the Fund since 1990.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Mid to large cap growth stocks with more volatility than the market.

 TOP TEN HOLDINGS (% of net assets)

Google Inc. Cl. A	3.9%
General Electric Co.	3.7%
Yahoo! Inc.	3.2%
Genentech Inc.	3.2%
American Express Co.	3.1%
Roche Holdings Ltd. ADR	2.5%
Target Corp.	2.5%
QUALCOMM Inc.	2.3%
Schlumberger Ltd.	2.3%
Intel Corp.	2.3%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The character of the market changed dramatically during the fiscal half-year ended April 30, 2005. At the beginning, November and December of 2004 were quite strong, helped by a prompt resolution to the U.S. presidential election and an easing of energy prices. So far in 2005, however, markets have been weak. Oil has traded at near-record levels and signs of increasing inflationary pressure have weighed on the performance of equities.
Recent economic data have been generally positive for consumption, investment, and the labor market, which underscores the case for above-trend growth and additional tightening of monetary policy. The Federal Reserve has raised rates eight times from June 29, 2004, through May 3, 2005, with the most recent Federal Open Market Committee (FOMC) policy statement acknowledging upside risks to inflation.
Performance
The Harbor Capital Appreciation Fund posted a positive return but slightly underperformed its benchmark, the Russell 1000® Growth Index, for the fiscal half-year. Within the benchmark, the energy, health care, consumer staples, and industrials sectors all posted solid positive returns, while the consumer discretionary, financials, and information technology sectors were negative.
The high price of oil has benefited the energy sector, which was the best performing group for this period. Our overweighted position in energy-related stocks contributed to positive relative returns. We reduced our energy positions around year-end, believing that we had achieved attractive cyclical returns in selected holdings. While we were premature to do so, we believe that valuations of many energy stocks appropriately discount the current prices of energy commodities. Our remaining investments in this sector include companies that should benefit from a secular supply/demand imbalance, such as Schlumberger and Suncor.
Stock selection in information technology was the Fund’s largest source of gain relative to the index. There is great diversity across this sector, and the Fund’s performance benefited from our emphasis on consumer-related products and services. Apple, Electronic Arts, and Google were among the best performing positions within the Fund.
Apple has been helped in recent quarters by strong earnings results that have exceeded expectations. These results have been driven primarily by the continued strength of iPod sales. In turn, strong demand for the iPod has created a “halo effect” for Macintosh sales, which also have contributed significantly to the company’s earnings. Apple also introduced the Mac mini, a computer that comes without a keyboard, mouse, or monitor, and the iPod Shuffle, a modestly priced digital music player. We believe these new products should help Apple to continue to gain market share in the consumer electronics space.
Google has been helped by explosive growth in Internet advertising revenue and strong financial results. We believe that Internet advertising is only in its infancy and that the pricing environment for online advertising and paid search should remain robust and continue to be key revenue and

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY—Continued

earnings drivers for the long term. Furthermore, Google is aggressively pursuing branded advertising, which should diversify revenues and add to the duration of growth. Strong returns from our information technology holdings were offset somewhat by weakness in communications equipment companies like Research In Motion and QUALCOMM.
Rising Rates
Financials posted the largest negative return in the benchmark, and our positions also were negative. Because of favorable stock selection, however, our holdings in this group provided a significant positive contribution on a relative basis. Financials were under pressure from increased concerns about rising interest rates as well as heightened regulatory scrutiny of previously AAA-rated American International Group. We sold AIG during the period. Despite a difficult environment for stocks in this sector, holdings such as Goldman Sachs were able to show solid returns and make a positive contribution to relative performance. We are favorably disposed toward brokerage companies, as we believe that the pace of investment banking activity should improve and that these stocks will be less affected by additional Fed rate increases than other groups within the financials sector.
Stock selection in health care also contributed to positive relative performance. Genentech was a stellar performer due to the success of a cancer drug along with favorable clinical trial results. Other holdings that performed well in this sector included several health maintenance organizations, such as UnitedHealth Group, Caremark, and WellPoint. HMOs are benefiting from a continued deceleration in the rate of growth in medical costs and a rational pricing environment.
A significant source of relative weakness came from stock selection in the consumer discretionary sector. One holding in particular, eBay, fell by over one-third during the period and more than accounted for the Fund’s underperformance relative to the benchmark. eBay was plagued by a dramatic slowdown in its U.S. business, which raised concerns about its long-term growth rate. While we had anticipated a somewhat slower rate of domestic growth, the actual decline was greater than we had expected. The overall growth rate of the company has not slowed nearly as dramatically, as most international markets and its PayPal electronic-payment processing unit are doing better than expected. Management is focused on re-stimulating growth in the U.S. and we have begun to see signs of a stabilized growth rate. Going forward, we believe that it will be critical for eBay to stabilize its domestic business at a rate of growth that is above current levels.
An underweighted position in industrials detracted modestly from our relative performance, as did our stock selection in this sector. UPS performed poorly due to a weaker-than-expected holiday season, which weighed on financial results.
Outlook
We believe that both the overall market, as measured by the S&P 500, and the Fund, after having experienced earnings growth rates in excess of 20% in each of the past two calendar years, should achieve more moderate earnings growth this year, with the overall market slowing more than the Fund. As of April 30, 2005, the portfolio was comprised of companies whose earnings we forecast to grow at approximately twice the rate that we would expect for the S&P 500. We believe that this relative earnings-growth advantage, if realized, could create a productive environment for growth stocks.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Because the Fund invests primarily in mid to large cap growth stocks, it may be adversely affected if the market favors small cap or value stocks. The Fund’s performance may be more volatile because it may invest in mid cap stocks. Since the Fund also may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 012
Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	66
Total Net Assets (000s)	$6,462,283
Weighted Average Market Cap ($MM)	$66,771.4
Price/ Earnings Ratio (P/E)	22.1x
Price/ Book Ratio (P/B)	5.9x
Beta vs Russell 1000® Growth Index	1.2
Portfolio Turnover Rate (6-month period ended 04-30-2005)	42%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1995 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Capital Appreciation Fund

Institutional Class	0.23%	3.39%	-9.55%	9.13%	$23,948
Retirement Class	0.09	3.14	-9.73	8.88	23,421
Investor Class	0.00	2.94	-9.94	8.66	22,942

Comparative Indices

Russell 1000® Growth	1.14%	0.40%	-10.75%	7.71%	$21,013
S&P 500	3.28	6.34	-2.94	10.26	26,562

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.68%
Total Net Assets (000s):
  $6,238,830
RETIREMENT CLASS
Expense Ratio: 0.93%
Total Net Assets (000s):
  $106,488
INVESTOR CLASS
Expense Ratio: 1.11%
Total Net Assets (000s):
  $116,965

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,002.32	$3.37
Hypothetical (5% return)	1,000.00	1,021.32	3.41

Retirement Class
Actual	$1,000.00	$1,000.94	$4.61
Hypothetical (5% return)	1,000.00	1,020.08	4.66

Investor Class
Actual	$1,000.00	$1,000.01	$5.50
Hypothetical (5% return)	1,000.00	1,019.19	5.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.2%)

Pharmaceuticals	9.6
Diversified Financials	9.1
Software	7.7
Internet Software & Services	7.1
Semiconductor Equipment & Products	6.7
Biotechnology	6.3
Health Care Providers & Services	6.3
Communications Equipment	4.5
Specialty Retail	4.3
Computers & Peripherals	3.9
Multiline Retail	3.8
Industrial Conglomerates	3.7
Health Care Equipment & Supplies	2.6
Energy Equipment & Services	2.3
Oil & Gas	2.2
Personal Products	2.2
Food & Drug Retailing	2.0
Internet & Catalog Retail	1.8
Hotels Restaurants & Leisure	1.7
Air Freight & Couriers	1.6
Household Products	1.6
Beverages	1.5
Wireless Telecommunication Services	1.5
Food Products	1.2
Textiles & Apparel	1.2
Electronic Equipment & Instruments	1.1
Household Durables	0.7
Media	0.6

COMMON STOCKS—98.8%
		Value
Shares		(000s)

AIR FREIGHT & COURIERS—1.6%
1,460,000	United Parcel Service Inc. Cl. B	$104,113

BEVERAGES—1.5%
1,739,700	PepsiCo Inc.	96,797

BIOTECHNOLOGY—6.3%
2,212,000	Amgen Inc.*	128,761
2,874,700	Genentech Inc.*	203,931
1,981,700	Gilead Sciences Inc.*	73,521

		406,213

COMMUNICATIONS EQUIPMENT—4.5%
5,668,100	Cisco Systems Inc.*	97,945
4,301,500	QUALCOMM Inc.	150,079
643,900	Research In Motion Ltd.[1]*	41,474

		289,498

COMPUTERS & PERIPHERALS—3.9%
3,049,700	Apple Computer Inc.*	109,972
3,530,500	Dell Computer Corp.*	122,967
246,800	International Business Machines Corp.	18,851

		251,790

DIVERSIFIED FINANCIALS—9.1%
3,857,900	American Express Co.	203,311
9,095,400	Charles Schwab Corp.[1]	94,137
830,400	Goldman Sachs Group Inc.	88,678
2,926,956	JPMorgan Chase & Co.	103,878
1,813,300	Merrill Lynch & Co. Inc.	97,791

		587,795

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
3,372,100	Agilent Technologies Inc.[1]*	69,971

ENERGY EQUIPMENT & SERVICES—2.3%
2,186,300	Schlumberger Ltd.	149,565

FOOD & DRUG RETAILING—2.0%
1,320,400	Whole Foods Market Inc.[1]	131,670

FOOD PRODUCTS—1.2%
7,718,800	Cadbury Schweppes plc	77,287

HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
982,600	Alcon Inc.[1]*	95,312
1,807,600	St. Jude Medical Inc.*	70,551

		165,863

HEALTH CARE PROVIDERS & SERVICES—6.3%
2,295,100	Caremark Rx Inc.*	91,919
704,300	CIGNA Corp.	64,782
1,397,800	UnitedHealth Group Inc.	132,106
930,200	WellPoint Inc.*	118,833

		407,640

HOTELS RESTAURANTS & LEISURE—1.7%
2,256,400	Starbucks Corp.*	111,737

HOUSEHOLD DURABLES—0.7%
554,000	Harman International Industries Inc.	43,533

HOUSEHOLD PRODUCTS—1.6%
1,922,700	Procter & Gamble Co.	104,114

INDUSTRIAL CONGLOMERATES—3.7%
6,662,100	General Electric Co.	241,168

INTERNET & CATALOG RETAIL—1.8%
3,660,900	eBay Inc.*	116,160

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

INTERNET SOFTWARE & SERVICES—7.1%
1,137,400	Google Inc. Cl. A1*	$250,228
6,016,900	Yahoo! Inc. *	207,643

		457,871

MEDIA—0.6%
308,300	DreamWorks Animation SKG Cl. A*	11,561
1,070,000	Univision Communications Inc. CI. A1*	28,130

		39,691

MULTILINE RETAIL—3.8%
1,460,800	Federated Department Stores Inc.[1]	83,996
3,425,500	Target Corp.	158,977

		242,973

OIL & GAS—2.2%
2,168,300	Suncor Energy Inc.	79,924
279,030	Total SA Series B	61,940

		141,864

PERSONAL PRODUCTS—2.2%
1,816,400	Estee Lauder Cosmetics Inc. CI. A	69,768
1,368,400	Gillette Co.	70,664

		140,432

PHARMACEUTICALS—9.6%
567,100	Allergan Inc.[1]	39,918
2,084,000	Eli Lilly & Co.	121,852
2,807,700	Novartis AG ADR[2]	136,819
4,137,000	Pfizer Inc.	112,402
2,675,700	Roche Holdings Ltd. ADR[1,2]	161,380
587,100	Sanofi-Aventis	51,677

		624,048

SEMICONDUCTOR EQUIPMENT & PRODUCTS—6.7%
5,211,300	Applied Materials Inc.*	77,492
6,199,100	Intel Corp.	145,803
2,808,700	Marvell Technology Group Ltd.*	94,035
2,456,700	Maxim Integrated Products Inc.	91,881
873,200	Texas Instruments Inc.	21,795

		431,006

SOFTWARE—7.7%
1,711,900	Adobe Systems Inc.	101,807
2,487,600	Electronic Arts Inc.[1]*	132,813
1,678,500	Mercury Interactive Corp.[1]*	69,372
3,886,000	Microsoft Corp.	98,316
1,039,200	NAVTEQ Corp.*	37,848
1,428,000	SAP AG ADR[1,2]	56,306

		496,462

SPECIALTY RETAIL—4.3%
817,200	Bed Bath & Beyond Inc.*	30,408
4,904,000	Chico’s FAS Inc.[1]*	125,690
1,411,100	Lowe’s Cos. Inc.	73,532
1,458,800	Williams-Sonoma Inc.[1]*	48,855

		278,485

TEXTILES & APPAREL—1.2%
2,788,600	Coach Inc.*	74,735

WIRELESS TELECOMMUNICATION SERVICES—1.5%
3,536,300	Nextel Communications Inc. Cl. A*	98,981

TOTAL COMMON STOCKS (Cost $5,512,659)		6,381,462

SHORT-TERM INVESTMENTS—5.1%
Principal
Amount
(000s)

COMMERCIAL PAPER
Citicorp
$87,671	2.930%— 05/02/2005	87,671

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
241,930,493	Prime Portfolio (1-day yield of 2.960%)	241,930

TOTAL SHORT-TERM INVESTMENTS (Cost $329,601)		329,601

TOTAL INVESTMENTS—103.9% (Cost $5,842,260)		6,711,063
CASH AND OTHER ASSETS, LESS LIABILITIES—(3.9%)		(248,780)

TOTAL NET ASSETS—100.0%		$6,462,283

1	A portion or all of this security was out on loan at April 30, 2005.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Wall Street Associates
1200 Prospect Street
Suite 100
La Jolla, CA 92037
William Jeffery
Portfolio Manager
Kenneth McCain
Portfolio Manager
Paul Ariano, CFA
Portfolio Manager
Paul LeCoq
Portfolio Manager
Carl Wiese, CFA
Portfolio Manager
William Jeffery and Kenneth McCain have co-managed the Fund since its inception in 2000. Paul Ariano, Paul LeCoq and Carl Wiese became portfolio managers in 2005.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Mid cap growth stocks demonstrating potential for extraordinary earnings growth.

 TOP TEN HOLDINGS (% of net assets)

Urban Outfitters Inc.	2.8%
Precision Drilling Corp.	2.7%
Patterson-UTI Energy Inc.	2.4%
National Oilwell Varco Inc.	2.2%
Chico’s FAS Inc.	2.1%
Community Health Systems Inc.	2.0%
Nabors Industries Ltd.	2.0%
BJ Services Co.	2.0%
MedImmune Inc.	1.9%
Outback Steakhouse Inc.	1.9%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Markets experienced a broad rally in November and December 2004, the first two months of the fiscal half-year. Relief over a prompt conclusion to the Presidential election, a rapid decline in the price of oil, and friendly seasonal factors contributed to steady upward pressure on equity prices. Investors also chose to focus on the positive short-run effects of the U.S. dollar’s decline on company earnings rather than dwelling on any possible negative longer-term macroeconomic implications. November produced the best monthly performance of calendar year 2004 as investors boosted their equity exposure. Most market indices finished well into positive territory at the end of 2004, at or near highs for the year. During this period top performers included technology companies providing network storage solutions and retail/apparel companies in the consumer discretionary sector.
As we entered calendar year 2005, the small and mid cap growth areas of the equity market experienced declines, as investors took a breath following the rally in the closing months of 2004 and began to digest the economic outlook for the calendar year ahead. The increased price of oil, continued interest rate hikes, and comments by the Fed kept a lid on stocks despite impressive earnings and continued economic growth. In the first three months of 2005, energy and materials-related groups contributed the most to performance, while technology and producer durables groups were the leading detractors. Large capitalization, low growth, low beta and mid-range P/E stocks fared best within the total market during this period.
Performance
The Harbor Mid Cap Growth Fund returned -0.65% (Institutional Class and Retirement Class) and -0.81% (Investor Class) for the six months ended April 30, 2005. By comparison, the Russell Midcap® Growth Index gained 4.07%. Energy, health care and financial services issues were the Fund’s top performers, while technology, producer durables and auto/transportation produced negative results.
Investments in the energy sector, where the Fund was significantly overweighted, produced the greatest contribution to portfolio return during the period. Energy stocks as a group gained in excess of 10%, adding approximately 80 basis points to the absolute portfolio return. Star performers included the following long-term holdings: Patterson-UTI Energy, Precision Drilling, and National Oilwell Varco.
Health care investments added value, gaining approximately 7% for the period. Community Health Systems, Gen-Probe, and Caremark Rx were particularly additive in this area. Consumer discretionary stocks as a group produced lackluster results for the period; however a few issues performed quite well: Chico’s FAS, Abercrombie & Fitch and Wendy’s International (which we sold after it reached our price target).
Technology stocks rallied late in 2004 but then sold off rather dramatically. Our overweighted position in technology, combined with poor performance in the sector, resulted in a negative impact on absolute performance. Investments in the technology sector declined approximately 6% for the six-month period, while producer durables (which includes the semiconductor industry) declined 15%. Avocent, Agilent Technologies, Sanmina, ATI Technologies, and Silicon Laboratories were particularly disappointing. Sanmina and Silicon Laboratories were both sold from the portfolio.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGERS’ COMMENTARY—Continued

Outlook and Strategy
Although many investors appear to be anticipating a significant economic slowdown in the second half of the calendar year, we believe the economy is likely to be surprisingly stronger than expected. When viewed from a historical perspective, economic policies actually have not become restrictive; therefore, we believe that expectations of a slowing economy due to Fed policy are overblown. Yes, money supply growth has slowed in the past year but the tightening has not been great and should be countered by various stimulative factors. There is an abundance of excess liquidity; corporate balance sheets are awash in cash, which has been lifting dividends, stock buy-backs, and merger and acquisition activities.
In our view, excess dollar liquidity explains why commodity prices, housing values, and stock markets around the globe have kept rising, why the price of money (interest rates) remains so low, and why the value of the U.S. dollar (exchange rate) is still weak. So, although the money supply may finally be slowing, so much of it had been pumped into the system over the past several years, it may take time to significantly reduce liquidity to a degree that would actually slow economic activity. We believe that economic growth should continue to surprise until such time as policy officials should actually decide to significantly restrict liquidity.
Mid cap companies have been reporting strong but slowing rates of profit growth; e.g., 22% in the fourth quarter of calendar 2004 (source: Prudential Securities, Inc.). Many expect this trend of higher profits but declining profit growth to continue in the reporting periods ahead. While rising energy costs have cut into margins, profit growth should recover if pricing power improves, which we believe is a likely outcome in a reflationary scenario where overall demand is strong and business confidence improves.
Business confidence does seem to be improving, as economic data indicate that the consumer-driven economy is gradually becoming more capital spending-driven. Company management teams appear more willing to spend, and their confidence could increase when it becomes clear that the Fed has achieved its desired “neutral” policy and stops raising rates. We believe that this may occur sooner than widely expected, as the combination of rate hikes and high oil prices could threaten to slow economic growth. Rather than risk a steep slowdown by raising rates too much, the Fed seems likely to seek a level of growth at which prices would remain stable and capacity-constrained industries (energy and commodities-related) could catch up with demand. In our view, such an environment would be good for equities.
Against this backdrop, Wall Street Associates adheres to its fundamental bottom-up growth philosophy, which integrates forward-looking fundamental research with qualitative insights into company management ability. We expect continued leadership in companies within the energy and health care sectors; leading overweighted groups in the portfolio include oil services and biotech/ specialty pharmaceuticals. We believe that energy-related stocks in particular should experience continued strength as demand for energy and energy-related products should continue to outstrip supply. In addition, select health care issues could see positive results as progress is made on new drugs, trials, and treatment products.
We also believe that expectations for select groups within the technology and consumer discretionary sectors are too low. Therefore, we have selected companies that we believe are likely to exceed analysts’ forecasts; top overweighted groups in this area include semiconductors and retail. In our view, technology-related stocks should see fundamental improvement as capital spending increases in response to extremely lean inventory levels, while select consumer discretionary issues should continue to experience strong demand for their products.
Overweighted industry groups within the portfolio are a direct result of our bottom-up process whereby companies are selected for their fundamental strengths and superior prospective earnings and revenue growth rates. We believe these companies will be rewarded in an economic environment where the pace of overall earnings growth is slowing.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 019
Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000
RETIREMENT CLASS
Fund #: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	78
Total Net Assets (000s)	$48,410
Weighted Average Market Cap ($MM)	$5,685.9
Price/Earnings Ratio (P/E)	19.7x
Price/Book Ratio (P/B)	3.7x
Beta vs Russell Midcap® Growth Index	1.4
Portfolio Turnover Rate (6-month period ended 04-30-2005)	37%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
				Life	of a
	6	1	5	of	$10,000
	Months	Year	Years	Fund	Investment

Harbor Mid Cap Growth Fund

Institutional Class	-0.65%	2.35%	N/A	-10.38%	$6,110
Retirement Class	-0.65	2.35	N/A	-10.46	6,086
Investor Class	-0.81	2.18	N/A	-10.50	6,076

Comparative Index

Russell Midcap® Growth	4.07%	7.05%	-6.15%	-6.38%	$7,433

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $47,425
RETIREMENT CLASS
Expense Ratio: 1.20%
Total Net Assets (000s):
  $8
INVESTOR CLASS
Expense Ratio: 1.38%
Total Net Assets (000s):
  $977

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$993.50	$4.69
Hypothetical (5% return)	1,000.00	1,019.98	4.76

Retirement Class
Actual[1]	$1,000.00	$993.50	$5.93
Hypothetical (5% return)	1,000.00	1,018.74	6.01

Investor Class
Actual	$1,000.00	$991.87	$6.81
Hypothetical (5% return)	1,000.00	1,017.85	6.90

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
1	Assets were too small for class-level expenses to affect total return.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash, other investment companies and short-term investments of 3.3%)

Energy Equipment & Services	15.5
Semiconductor Equipment & Products	10.9
Specialty Retail	10.9
Electronic Equipment & Instruments	9.6
Biotechnology	8.2
Diversified Financials	3.8
Computers & Peripherals	3.7
Communications Equipment	3.6
Commercial Services & Supplies	3.4
Health Care Providers & Services	3.4
Internet Software & Services	3.2
Pharmaceuticals	2.8
Media	2.1
Software	2.1
Auto Components	1.9
Hotels Restaurants & Leisure	1.9
Banks	1.7
Health Care Equipment & Supplies	1.7
Multiline Retail	1.4
IT Consulting & Services	1.3
Textiles & Apparel	1.2
Trading Companies & Distributors	1.0
Air Freight & Couriers	0.7
Airlines	0.7

COMMON STOCKS—96.7%
		Value
Shares		(000s)

AIR FREIGHT & COURIERS—0.7%
18,300	EGL Inc.*	$357

AIRLINES—0.7%
17,700	SKYWEST Inc.	320

AUTO COMPONENTS—1.9%
28,200	Dana Corp.	322
18,700	Gentex Corp.[1]	607

		929

BANKS—1.7%
19,700	Investors Financial Services Corp.[1]	826

BIOTECHNOLOGY—8.2%
10,900	Cephalon Inc.[1]*	479
10,600	Gen-Probe Inc.*	532
15,000	Genzyme Corp.*	879
18,200	Gilead Sciences Inc.*	675
12,500	Martek Biosciences Corp.[1]*	478
36,800	MedImmune Inc.*	934

		3,977

COMMERCIAL SERVICES & SUPPLIES—3.4%
13,500	Global Payments Inc.	874
32,600	Monster Worldwide Inc.*	750

		1,624

COMMUNICATIONS EQUIPMENT—3.6%
22,200	Avocent Corp.*	558
23,500	Comverse Technology Inc.*	536
28,000	Juniper Networks Inc.*	633

		1,727

COMPUTERS & PERIPHERALS—3.7%
30,300	ATI Technologies Inc.*	448
27,900	Network Appliance Inc.*	743
27,200	NVIDIA Corp.*	597

		1,788

DIVERSIFIED FINANCIALS—3.8%
2,000	Chicago Mercantile Exchange Holdings Inc.	391
19,050	Fair Isaac Corp.[1]	626
50,200	Providian Financial Corp.*	837

		1,854

ELECTRONIC EQUIPMENT & INSTRUMENTS—9.6%
37,900	Agilent Technologies Inc.*	786
26,500	Broadcom Corp. Cl. A*	793
9,000	Diebold Inc.	435
11,900	Jabil Circuit Inc.*	328
11,900	Mettler-Toledo International Inc.*	546
25,000	PerkinElmer Inc.	462
49,700	Symbol Technologies Inc.	664
26,200	Thermo Electron Corp.*	654

		4,668

ENERGY EQUIPMENT & SERVICES—15.5%
19,500	BJ Services Co.	951
20,000	ENSCO International Inc.	652
37,300	Grant Prideco Inc.*	826
18,000	Nabors Industries Ltd.*	970
26,200	National Oilwell Varco Inc.*	1,041
48,200	Patterson-UTI Energy Inc.	1,155
17,900	Precision Drilling Corp.*	1,292
11,500	Weatherford International Ltd.*	600

		7,487

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
13,100	ResMed Inc.*	$814

HEALTH CARE PROVIDERS & SERVICES—3.4%
16,547	Caremark Rx Inc.*	663
26,700	Community Health Systems Inc.*	973

		1,636

HOTELS RESTAURANTS & LEISURE—1.9%
22,900	Outback Steakhouse Inc.	925

INTERNET SOFTWARE & SERVICES—3.2%
24,200	Akamai Technologies Inc.[1]*	286
31,500	McAfee Inc.*	659
22,300	VeriSign Inc.*	590

		1,535

IT CONSULTING & SERVICES—1.3%
12,700	Affiliated Computer Services Inc. Cl. A*	605

MEDIA—2.1%
7,800	Getty Images Inc.[1]*	558
13,300	Scholastic Corp.*	463

		1,021

MULTILINE RETAIL—1.4%
33,500	Dollar General Corp.	682

PHARMACEUTICALS—2.8%
38,200	IVAX Corp.*	722
22,500	Medicis Pharmaceutical Corp. Cl. A	632

		1,354

SEMICONDUCTOR EQUIPMENT & PRODUCTS—10.9%
11,700	Altera Corp.*	243
10,100	International Rectifier Corp.*	430
11,400	KLA-Tencor Corp.	445
15,700	Lam Research Corp.*	403
24,700	Marvell Technology Group Ltd.*	827
12,400	Maxim Integrated Products Inc.	464
23,300	Microchip Technology Inc.	664
31,800	National Semiconductor Corp.	607
9,100	Novellus Systems Inc.*	213
15,500	QLogic Corp.*	515
16,700	Xilinx Inc.	450

		5,261

SOFTWARE—2.1%
18,500	Autodesk Inc.	589
10,600	Citrix Systems Inc.*	238
4,900	F5 Networks Inc.*	210

		1,037

SPECIALTY RETAIL—10.9%
11,500	Abercrombie & Fitch Co. Cl. A	620
9,200	Bed Bath & Beyond Inc.*	342
39,700	Chico’s FAS Inc.*	1,018
15,700	Linens ’n Things Inc.*	366
26,250	Staples Inc.	501
19,900	Tiffany & Co.	600
21,100	TJX Cos. Inc.	478
30,500	Urban Outfitters Inc.*	1,351

		5,276

TEXTILES & APPAREL—1.2%
17,100	Polo Ralph Lauren Corp. Cl. A	600

TRADING COMPANIES & DISTRIBUTORS—1.0%
18,300	MSC Industrial Direct Co. Inc. Cl. A	492

TOTAL COMMON STOCKS (Cost $42,796)		46,795

OTHER INVESTMENT COMPANIES—1.7%
(Cost $844)
10,500	iShares Russell Midcap Growth Index Fund	837

SHORT-TERM INVESTMENTS—9.8%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$1,703	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.250% collateralized by a U.S. Treasury Bond (market value $1,741).	1,703

Shares

SECURITIES LENDING COLLATERAL
3,051,500	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 2.960%)	3,052

TOTAL SHORT-TERM INVESTMENTS (Cost $4,755)		4,755

TOTAL INVESTMENTS—108.2% (Cost $48,395)		52,387
CASH AND OTHER ASSETS, LESS LIABILITIES—(8.2%)		(3,977)

TOTAL NET ASSETS—100.0%		$48,410

1	A portion or all of this security was out on loan at April 30, 2005.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Westfield Capital Management
  Company LLC
One Financial Center
23rd Floor
Boston, MA 02111
William Muggia
Portfolio Manager
William Muggia has managed the Fund since November 1, 2000.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Small cap growth stocks demonstrating consistent or accelerating earnings growth.

 TOP TEN HOLDINGS (% of net assets)

Quicksilver Resources Inc.	3.7%
Celgene Corp.	3.5%
Manor Care Inc.	3.2%
Arch Coal Inc.	3.1%
PolyMedica Corp.	2.9%
Laureate Education Inc.	2.7%
PerkinElmer Inc.	2.5%
Forest Oil Corp.	2.5%
Navigant Consulting Inc.	2.4%
Investors Financial Services Corp.	2.3%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The broad small cap equity universe, as measured by the Russell 2000® Index, fell 0.15% in the six months ended April 30, 2005, underperforming the S&P 500 Index by 3.43% and continuing its theme of underperformance since the Federal Reserve began raising interest rates last year. The S&P 600 Index of small cap stocks gained 2.6% during the same period, outperforming the Russell 2000® Index.
In a reversal of what we saw in November 2004, defensive sectors led the way in the beginning of calendar year 2005 as investors feared a slowing economy and an increasingly aggressive Fed. Energy stocks led the market as crude oil prices rose above $55 per barrel. Investors rotated toward profitable firms with higher market caps and lower price-to-book ratios, (i.e., quality), as evidenced by underperforming micro-caps, low-share-price issues, and stocks with negative earnings and high P/E ratios.
Performance
The Harbor Small Cap Growth Fund returned -2.87% (Institutional Class), -3.13% (Investor Class), and -3.05% (Retirement Class) for the fiscal half-year ended April 30, 2005, underperforming its benchmark, the Russell 2000® Growth Index, which returned -1.98%. On an absolute basis, the energy and materials sectors were the only positive performing groups in the Fund, gaining 31% and 23%, respectively. The consumer discretionary sector, down 16%, and financials, down 14%, were the biggest negative performers in the Fund.
Energy was the clear leader for the period and the Fund benefited through both an overweighted position and stock selection versus the benchmark. We continue to have an overweighted exposure to the sector, with a focus on the exploration and production industry and an emphasis on natural gas companies. Quicksilver Resources, an oil and gas exploration/production company, was the best performing stock in the Fund. We believe that there will be a dramatic acceleration in production in the back half of calendar year 2005 and that we are at the start of a multi-year production growth spurt that could be in the 20% range. Within the materials sector, we are very positive on the supply/demand outlook for coal. Arch Coal is currently one of the largest weights in the portfolio, as we believe the company is well positioned to beat Wall Street consensus estimates.
Although we were underweighted in information technology stocks for most of 2004, the sector represented the largest weight in the Fund at the end of the fiscal half-year, and positive stock selection in the sector added value. We have added selectively and opportunistically, taking positions in such companies as Titan, an information technology services company focused on national security; Digitas, an online media company; and Openwave Systems, a leader in mobile connections. We feel that most technology companies may continue to face a challenging environment. However, we are finding niche areas that we feel offer particularly attractive growth opportunities, and we will continue to look for those firms that can differentiate themselves from their competition.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGER’S COMMENTARY—Continued

Within the health care sector, biotechnology leader Celgene Corp. was the top performer for the period. Celgene is engaged primarily in the discovery and development of therapies designed to treat cancer. We added Impax Laboratories, a specialty pharmaceuticals developer, based on the company’s controlled-release technology for generic drugs, as well as its attractive pipeline. We increased our position in United Therapeutics due to raised prospects for the company’s drug Remodulin, which is used in the treatment of advanced pulmonary hypertension.
Within the industrials sector we lagged slightly, due in large part to our position in SIRVA, which increased reserves for its insurance business. We continue to believe in the strength of the company’s core relocation business, and it has demonstrated the ability to take share from competitors with its differentiated fixed-fee operating model. JLG Industries, which makes mobile aerial work platforms and telescopic hydraulic excavators, was added to the Fund. In addition, a number of our securities pulled back slightly after strong performances in 2004, such as consultant Corporate Executive Board and education provider Laureate.
The consumer discretionary sector proved to be a difficult area for Westfield in a number of industries and cost us approximately 2.25 percentage points of performance relative to the benchmark. Shares of Fleetwood Enterprises were hurt in January 2005 when it preannounced negative earnings, citing weak RV sales, and the company also received an unfavorable litigation ruling. Specialty goods retailer Cost Plus had a particularly rough holiday season, as did most home furnishing companies.
Outlook and Strategy
Westfield Capital Management invests in earnings-growth stocks due to our conviction that stock prices follow earnings progress and that such investments offer the best opportunity for superior real rates of return. Westfield utilizes fundamental, bottom-up research to drive the investment process. Prospective investments are evaluated on a stock-by-stock basis in terms of earnings power and growth, quality, value, and relative price. Sector weights are secondary to, and a result of, bottom-up stock selection. However, macroeconomic themes can drive research projects. As an example, the supply/demand picture for natural resources led to an increased interest in natural gas and coal exploration and production companies.
Valuations, as measured by price/earnings ratios, are markedly lower than the heady days of 2000 but remain above long-term norms. Perhaps the most functional relationship in economic and market history is the juxtaposition of inflation and stock valuations (P/E’s). Based on this relationship, if inflation were to remain around 3%, we would expect multiples to stabilize near 17 times earnings. We would then anticipate that stock prices might rise from that level at the pace of earnings and dividends.
We believe that stocks that lead the market tend to assert themselves and remain leaders for years. In our view, it is likely that such a trend was born in 2004, when energy, natural resource, and basic industry companies reversed two decades of underperformance. Allowing for normal corrections along the way, we expect these sectors to remain leaders for at least the next several years. We also favor shares of health care instruments and providers as well as selected services.
For the present, slowing but still positive economic growth should support a further increase in corporate profits. We will remain watchful for indications of threats to the economy and markets, but we believe that near term conditions could favor an extension of the rally in stocks.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 50 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 010
Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000
RETIREMENT CLASS
Fund #: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	60
Total Net Assets (000s)	$711,078
Weighted Average Market Cap ($MM)	$1,796.0
Price/Earnings Ratio (P/E)	24.7x
Price/Book Ratio (P/B)	2.7x
Beta vs Russell 2000® Growth Index	1.0
Portfolio Turnover Rate (6-month period ended 04-30-2005)	24%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Small Cap Growth Fund

Institutional Class	-2.87%	-3.63%	N/A	5.00%	$12,452
Retirement Class	-3.05	-3.95	N/A	4.79	12,341
Investor Class	-3.13	-4.04	N/A	4.70	12,292

Comparative Index

Russell 2000® Growth	-1.98%	-0.55%	-5.83%	-4.46%	$8,144

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month and (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.84%
Total Net Assets: (000s):
  $643,427
RETIREMENT CLASS
Expense Ratio: 1.09%
Total Net Assets (000s):
  $38,873
INVESTOR CLASS
Expense Ratio: 1.27%
Total Net Assets (000s):
  $28,778

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$971.26	$4.11
Hypothetical (5% return)	1,000.00	1,020.52	4.21

Retirement Class
Actual	$1,000.00	$969.53	$5.33
Hypothetical (5% return)	1,000.00	1,019.28	5.46

Investor Class
Actual	$1,000.00	$968.67	$6.20
Hypothetical (5% return)	1,000.00	1,018.39	6.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.1%)

Commercial Services & Supplies	10.5
Health Care Equipment & Supplies	10.5
Banks	8.8
Oil & Gas	8.2
Semiconductor Equipment & Products	6.4
Biotechnology	5.6
Internet Software & Services	5.2
IT Consulting & Services	5.2
Machinery	4.6
Electronic Equipment & Instruments	3.9
Metals & Mining	3.7
Software	3.6
Pharmaceuticals	3.4
Health Care Providers & Services	3.2
Energy Equipment & Services	2.5
Specialty Retail	2.5
Media	2.1
Food Products	1.8
Hotels Restaurants & Leisure	1.3
Computers & Peripherals	1.1
Communications Equipment	0.9
Road & Rail	0.9
Leisure Equipment & Products	0.5
Real Estate	0.5

COMMON STOCKS—96.9%
		Value
Shares		(000s)

BANKS—8.8%
448,900	East West Bancorp Inc.	$14,419
389,800	Investors Financial Services Corp.	16,352
419,400	Signature Bank*	10,330
741,050	Southwest Bancorporation of Texas Inc.	12,301
565,600	UCBH Holdings Inc.	8,897

		62,299

BIOTECHNOLOGY—5.6%
649,750	Celgene Corp.*	24,632
331,700	Human Genome Sciences Inc.*	3,430
251,000	United Therapeutics Corp.*	12,045

		40,107

COMMERCIAL SERVICES & SUPPLIES—10.5%
251,000	CheckFree Corp.*	9,207
221,475	Corporate Executive Board Co.	14,558
428,200	Laureate Education Inc.*	19,021
726,500	Navigant Consulting Inc.*	17,051
420,850	Waste Connections Inc.*	14,822

		74,659

COMMUNICATIONS EQUIPMENT—0.9%
419,400	Emulex Corp.*	6,513

COMPUTERS & PERIPHERALS—1.1%
1,157,700	Advanced Digital Information Corp.*	8,000

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.9%
764,900	Exar Corp.*	9,707
974,600	PerkinElmer Inc.	18,030

		27,737

ENERGY EQUIPMENT & SERVICES—2.5%
386,900	Oil States International Inc.*	7,858
655,600	Superior Energy Services Inc.*	9,755

		17,613

FOOD PRODUCTS—1.8%
522,700	Delta & Pine Land Co.	13,172

HEALTH CARE EQUIPMENT & SUPPLIES—10.5%
395,750	Advanced Medical Optics Inc.*	14,635
785,600	American Medical Systems Holdings Inc.*	13,717
422,300	Kyphon Inc.*	11,043
661,600	PolyMedica Corp.	20,503
605,900	Wright Medical Group Inc.*	15,045

		74,943

HEALTH CARE PROVIDERS & SERVICES—3.2%
676,300	Manor Care Inc.	22,555

HOTELS RESTAURANTS & LEISURE—1.3%
162,450	P.F. Chang’s China Bistro Inc.*	9,019

INTERNET SOFTWARE & SERVICES—5.2%
1,187,300	CNET Networks Inc.*	11,772
748,800	Digitas Inc.*	7,466
835,800	Openwave Systems Inc.	11,191
1,382,200	Opsware Inc.*	6,607

		37,036

IT CONSULTING & SERVICES—5.2%
1,216,800	Keane Inc.*	14,480
865,300	Sapient Corp.*	6,187
900,800	Titan Corp.*	16,169

		36,836

LEISURE EQUIPMENT & PRODUCTS—0.5%
124,600	MarineMax Inc.*	3,370

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

MACHINERY—4.6%
248,050	Actuant Corp. Cl. A*	$10,564
348,500	JLG Industries Inc.	7,102
605,400	Wabash National Corp.*	15,438

		33,104

MEDIA—2.1%
1,140,000	Radio One Inc. Cl. D*	14,900

METALS & MINING—3.7%
493,200	Arch Coal Inc.	21,868
858,300	Gerdau AmeriSteel Corp.*	4,240

		26,108

OIL & GAS—8.2%
744,250	Chesapeake Energy Corp.	14,319
457,800	Forest Oil Corp.*	17,639
507,200	Quicksilver Resources Inc.*	26,035

		57,993

PHARMACEUTICALS—3.4%
531,600	Andrx Corp.*	10,584
443,000	Impax Laboratories Inc.*	7,208
277,600	MGI PHARMA Inc.*	6,121

		23,913

REAL ESTATE—0.5%
102,400	Capital Trust Inc. Cl. A	3,449

ROAD & RAIL—0.9%
918,500	SIRVA Inc.*	6,411

SEMICONDUCTOR EQUIPMENT & PRODUCTS—6.4%
460,750	ATMI Inc.*	10,558
316,000	FormFactor Inc.*	7,217
326,900	Lam Research Corp.*	8,385
711,800	Semtech Corp.*	12,022
192,003	Varian Semiconductor Equipment Associates Inc.*	7,160

		45,342

SOFTWARE—3.6%
410,700	Internet Security Systems Inc.*	7,988
2,002,400	ScanSoft Inc.*	8,050
2,469,000	SkillSoft plc ADR[1]*	9,629

		25,667

SPECIALTY RETAIL—2.5%
324,900	Cost Plus Inc.*	7,534
313,100	Williams-Sonoma Inc.*	10,486

		18,020

TOTAL COMMON STOCKS (Cost $606,320)		688,766

SHORT-TERM INVESTMENTS—3.0%
(Cost $21,615)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$21,615	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.250% collateralized by a U.S. Treasury Bond (market value $22,051).	21,615

TOTAL INVESTMENTS—99.9% (Cost $627,935)		710,381
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		697

TOTAL NET ASSETS—100.0%		$711,078

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Armstrong Shaw Associates Inc.
45 Grove Street
New Canaan, CT 06840
Jeffrey Shaw
Portfolio Manager
Jeffrey Shaw has managed the Fund since September 20, 2001.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Large cap value stocks.

 TOP TEN HOLDINGS (% of net assets)

Comcast Corp. Special Cl. A	4.5%
Cendant Corp.	3.8%
Citigroup Inc.	3.6%
Devon Energy Corp.	3.5%
ChevronTexaco Corp.	3.4%
Exelon Corp.	3.2%
Abbott Laboratories	3.1%
Federal National Mortgage Association	3.1%
Allstate Corp.	3.1%
Pitney Bowes Inc.	3.0%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The momentum for stocks that developed in the last few months of calendar year 2004 ran out of steam in the first four months of 2005 amid worry over oil prices, interest rates, and inflation. Broader trends in the market included large cap stocks outperforming small caps— a reversal of a long-term trend— while value continued to outperform growth.
For the fiscal half-year ended April 30, 2005, the Russell 1000® Value Index returned 6.72% and bested other major large cap indices. The Standard & Poor’s 500 Index and the Dow Jones Industrials were both up by approximately 3%, while the NASDAQ Composite Index was down by more than 2%. Most economic sectors in the Russell 1000® Value posted positive returns, led by health care, up 23%, and energy, up 17%. Two sectors declined over the period, with information technology down 3% and telecommunication services down 1%.
Performance
The Harbor Large Cap Value Fund outperformed its Russell 1000® Value Index benchmark, returning 8.80% (Institutional Class), 8.54% (Investor Class), and 8.68% (Retirement Class) for the period. Holdings in the health care and consumer discretionary sectors were the strongest contributors to our outperformance.
Our top 10 performers included three health care holdings, led by WellPoint (formerly Anthem in the portfolio), up 59%. In addition, HCA returned 52% and Abbott Laboratories was up 17%.
Our shares in the former Anthem rallied late last year as California regulators, after a considerable delay, approved its proposed merger with WellPoint. Concurrent with this announcement, the company, now called WellPoint, provided initial earnings guidance, exceeding analysts’ estimates, for the combined entity. WellPoint shares have continued to do well so far in 2005, as its first full quarter as a combined entity apparently increased investor confidence in the company’s outlook.
HCA benefited from improvement in bad-debt trends and higher patient volume in the first quarter of calendar year 2005. The stock rallied further as first quarter earnings, based on these positive trends, exceeded analysts’ estimates.
Stock selection in the telecommunication services sector was a positive contributor to performance, with the fund posting a 20% return in the sector versus a 2% decline by the sector in the index. Our Nextel shares rose on the announcement that it would merge with Sprint, thereby creating the third largest U.S. wireless provider, along with associated product enhancements and operational synergies.
On the negative side, our underweight in energy, the second-best performing sector over this period, hurt performance. Declines in two of our financial stocks, Federal National Mortgage Association (FNMA) and American International Group (AIG), were largely offset by our underweighting in financials, one of the worst performing sectors over this period, with the sector index up by only 3%.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY—Continued

FNMA declined as the company’s pending earnings restatement and ongoing negotiations with its regulator, Office of Federal Housing Enterprise Oversight (OFHEO), continued to weigh on shares. Progress in improving the company’s capital position, resulting from a recent preferred stock offering, rising rates, and a decline in its retained mortgage portfolio, has thus far been offset by further accounting inquiries and political scrutiny. We are hopeful that resolution of a number of these issues over the next 6 to 12 months would refocus attention on what we believe are the solid fundamentals of this business.
AIG fell as investigations continued regarding a transaction with General Re and accounting issues in several other areas including deferred compensation and net investment income. We believe that the drop in the stock price more than reflects the potential penalties that AIG could incur in relation to these investigations. AIG’s $2.7 billion restatement thus far was largely offset by a $2.4 billion positive adjustment to shareholders’ equity. After a decline of nearly $50 billion of market cap, the stock would appear to reflect the market’s expectation of either a regulatory fine of unprecedented size or a market share loss of a magnitude that we believe would be very unlikely.
Sector Weightings
Our portfolio sector weightings are similar to those shown in our annual report for the fiscal year ended October 31, 2004, with overweights in health care, industrials, and consumer discretionary, and below-benchmark weightings in financial services, energy, and information technology. The consumer discretionary and health care sectors remain our largest overweights relative to the benchmark.
Our strong start in the new fiscal year reflects the success of our fundamentally driven stock picking. We were fortunate in owning three of the top eight performing large cap value stocks in the first quarter of calendar year 2005, namely Kerr McGee, HCA, and Office Depot. Without strong stock picking or a heavy overweight to energy-related stocks, it would have been very difficult to post positive results for the six-month period.
Outlook and Strategy
It is no surprise that rising interest rates, the threat of inflation, and higher energy prices have held the markets in check. With regard to interest rates, we expect at least one or two more Fed hikes by mid-summer. Consequently, while financials represent the largest weight in the portfolio, we remain significantly underweighted in the sector relative to the benchmark.
While we have become more convinced of the longer term possibilities of crude oil at $35 to $45 per barrel, we suspect that a pullback could be coming, so we are not chasing energy names. Oil closed the reporting period at $52 a barrel, up 20% for the year. However, inventories have been building, we are coming into a seasonally weak period, and OPEC is talking about bringing on more supply. If and when crude prices pull back, we will reassess our energy commitment. Our positions on rates and oil prices are well reasoned, yet very much in the consensus. Generally, you don’t make big returns by thinking like the crowd, so we reserve the right to change our mind.
In conclusion, we anticipate a sideways market, where stock selection continues to be paramount to performance. We are confident that we are well positioned in this challenging environment, with our usual bias in favor of high quality, large cap stocks that generate abundant free cash flow.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Because the Fund primarily invests in large cap value stocks, it may be adversely affected if the market favors small or mid cap stocks, or growth over value stocks. In addition, since the Fund typically invests in about 25 to 40 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 013
Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	37
Total Net Assets (000s)	$479,621
Weighted Average Market Cap ($MM)	$64,040.0
Price/ Earnings Ratio (P/E)	13.5x
Price/ Book Ratio (P/B)	2.3x
Beta vs Russell 1000® Value Index	1.0
Portfolio Turnover Rate (6-month period ended 04-30-2005)	11%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1995 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Large Cap Value Fund

Institutional Class	8.80%	11.80%	5.49%	10.83%	$27,950
Retirement Class	8.68	11.60	5.32	10.60	27,377
Investor Class	8.54	11.34	5.06	10.36	26,793

Comparative Index

Russell 1000® Value	6.72%	13.92%	5.06%	12.25%	$31,766

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.70%
Total Net Assets (000s):
  $455,077
RETIREMENT CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $5,183
INVESTOR CLASS
Expense Ratio: 1.13%
Total Net Assets (000s):
  $19,361

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,087.97	$3.62
Hypothetical (5% return)	1,000.00	1,021.22	3.51

Retirement Class
Actual	$1,000.00	$1,086.84	$4.91
Hypothetical (5% return)	1,000.00	1,019.98	4.76

Investor Class
Actual	$1,000.00	$1,085.43	$5.84
Hypothetical (5% return)	1,000.00	1,019.09	5.66

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 4.9%)

Media	12.0
Diversified Financials	10.7
Commercial Services & Supplies	8.7
Insurance	8.5
Oil & Gas	6.9
Banks	5.6
Health Care Providers & Services	5.5
Electric Utilities	5.1
Industrial Conglomerates	4.8
Pharmaceuticals	4.6
Chemicals	3.0
Food & Drug Retailing	3.0
Electrical Equipment	2.9
Specialty Retail	2.8
Wireless Telecommunication Services	2.8
Aerospace & Defense	2.4
Household Durables	2.4
Hotels Restaurants & Leisure	1.7
Office Electronics	1.7

COMMON STOCKS—95.1%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.4%
111,700	United Technologies Corp.	$11,362

BANKS—5.6%
317,902	Bank of America Corp.	14,318
299,500	Washington Mutual Inc.[1]	12,375

		26,693

CHEMICALS—3.0%
301,799	E.l. du Pont de Nemours & Co.	14,218

COMMERCIAL SERVICES & SUPPLIES—8.7%
283,680	Career Education Corp.[1]*	8,919
910,470	Cendant Corp.	18,127
326,600	Pitney Bowes Inc.	14,606

		41,652

DIVERSIFIED FINANCIALS—10.7%
367,012	Citigroup Inc.	17,235
272,900	Federal National Mortgage Association	14,723
165,100	Merrill Lynch & Co. Inc.	8,904
197,100	Morgan Stanley, Dean Witter & Co.	10,371

		51,233

ELECTRIC UTILITIES—5.1%
307,100	Exelon Corp.	15,201
213,920	FirstEnergy Corp.[1]	9,310

		24,511

ELECTRICAL EQUIPMENT—2.9%
224,600	Emerson Electric Co.	14,076

FOOD & DRUG RETAILING—3.0%
277,300	CVS Corp.	14,303

HEALTH CARE PROVIDERS & SERVICES—5.5%
217,000	HCA Inc.[1]	12,117
111,500	WellPoint Inc.*	14,244

		26,361

HOTELS RESTAURANTS & LEISURE—1.7%
176,150	Yum! Brands Inc.	8,272

HOUSEHOLD DURABLES—2.4%
158,650	Pulte Homes Inc.[1]	11,336

INDUSTRIAL CONGLOMERATES—4.8%
379,100	General Electric Co.	13,723
260,600	Honeywell International Inc.	9,319

		23,042

INSURANCE—8.5%
261,300	Allstate Corp.	14,675
274,780	American International Group Inc.	13,973
145,500	Chubb Corp.	11,899

		40,547

MEDIA—12.0%
680,300	Comcast Corp. Special Cl. A*	21,586
140,200	Gannett Inc.[1]	10,795
1,144,400	Liberty Media Corp. Series A*	11,490
822,200	Time Warner Inc.*	13,821

		57,692

OFFICE ELECTRONICS—1.7%
629,700	Xerox Corp.*	8,343

OIL & GAS—6.9%
313,800	ChevronTexaco Corp.	16,318
373,100	Devon Energy Corp.	16,853

		33,171

PHARMACEUTICALS—4.6%
302,100	Abbott Laboratories	14,851
272,100	Pfizer Inc.	7,393

		22,244

SPECIALTY RETAIL—2.8%
698,700	Office Depot Inc.*	13,681

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

WIRELESS TELECOMMUNICATION SERVICES—2.8%
479,500	Nextel Communications Inc. Cl. A*	$13,421

TOTAL COMMON STOCKS (Cost $391,566)		456,158

SHORT-TERM INVESTMENTS—11.5%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$28,163	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.250% collateralized by a U.S. Treasury Bond (market value $28,730).	28,163

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
26,997,687	Prime Portfolio (1-day yield of 2.960%)	26,998

TOTAL SHORT-TERM INVESTMENTS (Cost $55,161)		55,161

TOTAL INVESTMENTS—106.6% (Cost $446,727)		511,319
CASH AND OTHER ASSETS, LESS LIABILITIES—(6.6%)		(31,698)

TOTAL NET ASSETS—100.0%		$479,621

1	A portion or all of this security was out on loan at April 30, 2005.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
LSV Asset Management
1 North Wacker Drive
Chicago, IL 60606
Josef Lakonishok, Ph.D.
Portfolio Manager
Robert Vishny, Ph.D.
Portfolio Manager
Menno Vermeulen, CFA
Portfolio Manager
The team of Josef Lakonishok, Robert Vishny and Menno Vermeulen commenced managing the Fund on September 30, 2004.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

 TOP TEN HOLDINGS (% of net assets)

Valero Energy Corp.	1.9%
Amerada Hess Corp.	1.6%
Longs Drug Stores Corp.	1.6%
Edison International	1.6%
Sunoco Inc.	1.6%
Unocal Corp.	1.6%
CIGNA Corp.	1.5%
Safeco Corp.	1.5%
Constellation Energy Group Inc.	1.4%
Xcel Energy Inc.	1.4%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Mid cap stocks were the best performing capitalization segment of the equity market for the fiscal half-year ended April 30, 2005. The broad Russell Midcap® Index advanced by nearly 7% for the six-month period, while small cap stocks ended their long run of outperformance, posting a slightly negative return for the period. Large cap stocks, as measured by the Russell 1000® Index, were up by just over 4%. The value style was in favor across all capitalization ranges in this period, particularly in early 2005 as the market experienced renewed volatility and several down months.
Equity markets were very strong over the last two months of calendar year 2004 as a post election rally and a pause in the oil price advance lifted stocks across the board. Lower quality stocks led the way in late 2004 as nearly all segments of the U.S. market posted double-digit returns over the last two months of the year. As we moved into 2005, oil prices took center stage once again, resuming their climb and peaking at over $55 a barrel. As a result, energy stocks shot up early in the year with many of the oil stocks advancing over 20% in the month of February. The Fed continued its campaign of interest rate increases, nudging up rates in very methodical 25-basis-point increments at each of its meetings.
Performance
The Harbor Mid Cap Value Fund returned 6.90% (Institutional Class), 6.83% (Investor Class), and 6.86% (Retirement Class) for the six-month period ended April 30, 2005, compared to 8.81% for the Russell Midcap® Value Index. Mid cap benchmarks saw a decisive return to quality in early 2005 after lower-quality names had led the rally in late 2004. Companies with negative earnings, which had returned over 26% in the fourth quarter of calendar year 2004, were off by double digits in early 2005. In addition, companies with expected growth rates of more than 20% fell the most after the first of the year. The flight to quality in early 2005 was helpful for the Harbor Mid Cap Value Fund, as the portfolio tends to hold companies that have strong cash flows and earnings, and pay dividends.
While the flight to quality in early 2005 helped results, the fact that most of the index return over the past six months came from the biggest names in the benchmark worked against the Fund. Names such as Apple Computer ($36 billion market cap) and TXU Corp. ($20 billion market cap) were some of the best performers in the benchmark. Both stocks are outside the Fund’s purchase range. Also, the smallest names in the benchmark posted the worst results. As of April 30, 2005, the Fund had a 20% overweight relative to the benchmark in names with market capitalizations under $3 billion.
When we look at performance attribution, sector selection was positive during the period. However, this was not enough to compensate for poor stock selection, particularly in the consumer discretionary and financial sectors. A majority of the positive sector selection resulted from a

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY—Continued

modest overweight to energy names, which along with health care stocks were the best performing sectors in the benchmark. The energy and health care sectors both advanced 27% in the period.
Weak stock selection in the consumer discretionary sector was a result of exposure to several names that did poorly, including Dana Corp. (-22%), American Greetings (-14%) and Eastman Kodak (-17%), as well as underweightings to several of the larger retail names in the benchmark that posted strong results, including Sears (+45%) and J.C. Penney (+38%). The portfolio’s top performers for the period included two of the Fund’s three health care holdings, CIGNA Corp. (+45%) and Universal Health Services (+37%). Several energy companies, including Valero Energy, Sunoco, and Tesoro Petroleum, were also leading performers in the period.
Outlook and Strategy
LSV’s portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential, and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high potential for near-term appreciation. Stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.
We added several new positions to the portfolio in the period, including Houston Exploration and Unocal in the energy sector and Alaska Air Group and Albany International in the industrials sector. We also purchased Archer Daniels Midland and Energizer Holdings in the consumer staples sector and Sabre Holdings, Western Digital, and AT&T in the technology and telecommunications sectors. We sold a number of stocks, including holdings that had performed well and had become less attractive from a valuation perspective, such as Monsanto and Select Medical Corp. We also sold Deluxe Corp. and Bank of Hawaii, which had been either flat or down since purchase.
As the first half of our 2005 fiscal year came to an end, the portfolio was trading at a significant discount to the market on several valuation metrics. As of April 30, 2005, the portfolio was trading at 11.3x trailing earnings compared to 16.5x for the Russell Midcap® Value Index, and 5.9x cash flow compared to 8.5x for the benchmark.
Our risk control measures limit exposure to any one particular sector or industry. At the end of the reporting period, the portfolio had an above-benchmark weighting in the consumer discretionary, consumer staples, and energy sectors, with underweighted positions in real estate investment trusts, utilities, and industrials. We are confident that our disciplined investment strategy will continue to perform well over the long run, as the market rewards companies with solid, reasonably priced fundamentals.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 023
Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002
RETIREMENT CLASS
Fund #: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	109
Total Net Assets (000s)	$14,074
Weighted Average Market Cap ($MM)	$5,553.5
Price/Earnings Ratio (P/E)	11.3x
Price/Book Ratio (P/B)	1.8x
Beta vs Russell Midcap® Value Index	1.0
Portfolio Turnover Rate (6-month period ended 04-30-2005)	10%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 03-01-2002 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
	6	1	5	Life of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Mid Cap Value Fund

Institutional Class	6.90%	13.66%	N/A	5.56%	$11,868
Retirement Class	6.86	13.62	N/A	5.50	11,848
Investor Class	6.83	13.59	N/A	5.46	11,832

Comparative Index

Russell Midcap® Value	8.81%	20.31%	12.73%	13.06%	$14,751

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $13,272
RETIREMENT CLASS
Expense Ratio: 1.20%
Total Net Assets (000s):
  $9
INVESTOR CLASS
Expense Ratio: 1.38%
Total Net Assets (000s):
  $793

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,068.97	$4.87
Hypothetical (5% return)	1,000.00	1,019.98	4.76

Retirement Class
Actual	$1,000.00	$1,068.61	$6.15
Hypothetical (5% return)	1,000.00	1,018.74	6.01

Investor Class
Actual	$1,000.00	$1,068.29	$7.07
Hypothetical (5% return)	1,000.00	1,017.85	6.90

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 4.7%)

Oil & Gas	9.3
Insurance	9.1
Electric Utilities	8.7
Diversified Financials	6.5
Banks	5.4
Household Durables	5.1
Food & Drug Retailing	4.0
Specialty Retail	3.9
Health Care Providers & Services	3.7
Auto Components	2.7
Commercial Services & Supplies	2.7
Beverages	2.4
Diversified Telecommunication Services	2.2
Real Estate	2.2
Machinery	2.1
Metals & Mining	2.1
Chemicals	2.0
Containers & Packaging	1.8
Food Products	1.8
Software	1.7
Textiles & Apparel	1.7
Gas Utilities	1.6
Multiline Retail	1.4
Aerospace & Defense	1.3
Airlines	1.3
Leisure Equipment & Products	1.1
Paper & Forest Products	1.1
IT Consulting & Services	1.0
Media	0.9
Road & Rail	0.9
Computers & Peripherals	0.7
Internet Software & Services	0.7
Semiconductor Equipment & Products	0.6
Building Products	0.5
Electrical Equipment	0.5
Tobacco	0.4
Office Electronics	0.2

COMMON STOCKS—95.3%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.3%
4,700	Goodrich Corp.	$189

AIRLINES—1.3%
4,400	Alaska Air Group Inc.*	117
7,500	ExpressJet Holdings Inc.*	67

		184

AUTO COMPONENTS—2.7%
3,600	Autoliv Inc.	159
3,600	Cooper Tire & Rubber Co.	63
8,500	Dana Corp.	97
5,300	Tenneco Automotive Inc.	68

		387

BANKS—5.4%
3,200	Comerica Inc.	183
1,300	Hibernia Corp. Cl. A	41
6,900	Huntington Bancshares Inc.	162
5,900	KeyCorp	196
5,500	Popular Inc.	127
1,600	Regions Financial Corp.	54

		763

BEVERAGES—2.4%
2,400	Molson Coors Brewing Co. Cl. B	148
7,700	PepsiAmericas Inc.	190

		338

BUILDING PRODUCTS—0.5%
3,400	Lennox International Inc.	66

CHEMICALS—2.0%
3,200	Eastman Chemical Co.	173
1,200	Georgia Gulf Corp.	44
3,000	OM Group Inc.	66

		283

COMMERCIAL SERVICES & SUPPLIES—2.7%
8,800	Convergys Corp.*	114
5,200	Sabre Holdings Corp. Cl. A	102
8,700	United Rentals Inc.	160

		376

COMPUTERS & PERIPHERALS—0.7%
7,500	Western Digital Corp.	95

CONTAINERS & PACKAGING—1.8%
2,400	Greif Inc. Cl. A	167
3,300	Owens-Illinois Inc.*	81

		248

DIVERSIFIED FINANCIALS—6.5%
1,700	A.G. Edwards Inc.	68
5,100	Advanta Corp. Cl. B	125
1,700	Bear Stearns Cos. Inc.	161
3,300	CIT Group Inc.	133
10,800	Friedman, Billings, Ramsey Group Inc. Cl. A1	131
1,700	IndyMac Bancorp Inc.	65
3,900	Principal Financial Group*	152
5,100	Providian Financial Corp.	85

		920

DIVERSIFIED TELECOMMUNICATION SERVICES—2.2%
9,400	AT&T Corp.	180
4,200	CenturyTel Inc.	129

		309

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

ELECTRIC UTILITIES—8.7%
4,200	American Electric Power Company Inc.[1]	$148
3,800	Constellation Energy Group Inc.	200
6,100	Edison International	221
1,600	IDACORP Inc.	43
1,900	NSTAR	103
3,500	Pinnacle West Capital Corp.	147
7,600	Puget Energy Inc.	163
11,400	Xcel Energy Inc.	196

		1,221

ELECTRICAL EQUIPMENT—0.5%
1,300	Energizer Holdings Inc.*	74

FOOD & DRUG RETAILING—4.0%
6,400	Albertson’s Inc.[1]	127
6,100	Longs Drug Stores Corp.	222
2,700	Safeway Inc.*	57
5,200	SUPERVALU Inc.	164

		570

FOOD PRODUCTS—1.8%
2,800	Archer Daniels Midland Co.	50
2,600	Corn Products International Inc.	57
8,300	Tyson Foods Inc. Cl. A	140

		247

GAS UTILITIES—1.6%
5,100	National Fuel Gas Co.	139
2,800	WGL Holdings Inc.	85

		224

HEALTH CARE PROVIDERS & SERVICES—3.7%
2,300	CIGNA Corp.	212
3,600	Kindred Healthcare Inc.*	118
3,300	Universal Health Services Inc. Cl. B	187

		517

HOUSEHOLD DURABLES—5.1%
170	NVR Inc.*	122
1,500	Ryland Group Inc.	92
3,400	Stanley Works	146
8,200	Tupperware Corp.	173
2,900	Whirlpool Corp.	180

		713

INSURANCE—9.1%
4,410	Cincinnati Financial Corp.	177
6,900	Horace Mann Educators Corp.	113
3,100	Jefferson-Pilot Corp.	156
2,300	LandAmerica Financial Group Inc.	114
2,600	Lincoln National Corp.	117
1,000	MBIA Inc.	52
4,400	Nationwide Financial Services Inc. Cl. A	156
2,300	Protective Life Corp.	88
3,900	Safeco Corp.	205
1,400	StanCorp Financial Group Inc.	107

		1,285

INTERNET SOFTWARE & SERVICES—0.7%
10,300	EarthLink Inc.*	95

IT CONSULTING & SERVICES—1.0%
3,300	Computer Sciences Corp.*	143

LEISURE EQUIPMENT & PRODUCTS—1.1%
6,100	Eastman Kodak Co.	153

MACHINERY—2.1%
5,100	Albany International Corp. Cl. A	160
2,000	Cummins Inc.	136

		296

MEDIA—0.9%
5,400	American Greetings Corp. Cl. A	122

METALS & MINING—2.1%
1,200	Nucor Corp.	61
2,500	Southern Peru Copper Corp.[1]	128
2,600	United States Steel Corp.	111

		300

MULTILINE RETAIL—1.4%
3,400	Federated Department Stores Inc.	196

OFFICE ELECTRONICS—0.2%
2,100	Xerox Corp.	28

OIL & GAS—9.3%
2,400	Amerada Hess Corp.	225
1,600	Houston Exploration Co.*	82
2,200	Sunoco Inc.	218
4,300	Swift Energy Co.*	113
4,700	Tesoro Petroleum Corp.*	178
4,000	Unocal Corp.	218
4,000	Valero Energy Corp.	274

		1,308

PAPER & FOREST PRODUCTS—1.1%
4,500	Georgia-Pacific Corp.	154

REAL ESTATE—2.2%
700	Crescent Real Estate Equities Co.	12
14,100	HRPT Properties Trust	166
2,900	New Century Financial Corp.[1]	132

		310

ROAD & RAIL—0.9%
3,700	GATX Corp.	121

SEMICONDUCTOR EQUIPMENT & PRODUCTS—0.6%
6,200	Axcelis Technologies Inc.*	39
3,700	Fairchild Semiconductor International Inc. Cl. A*	50

		89

SOFTWARE—1.7%
5,800	Reynolds & Reynolds Co. Cl. A	153
4,700	Sybase Inc.*	89

		242

SPECIALTY RETAIL—3.9%
1,400	Barnes & Noble Inc.*	50
4,300	Borders Group Inc.	104
194	GameStop Corp. Cl. B*	5
8,200	Limited Brands Inc.	178
2,300	Sherwin-Williams Co.	103
3,000	Stage Stores Inc.*	113

		553

TEXTILES & APPAREL—1.7%
1,500	Liz Claiborne Inc.	53
3,200	VF Corp.	181

		234

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

TOBACCO—0.4%
800	Reynolds American Inc.[1]	$62

TOTAL COMMON STOCKS (Cost $12,809)		13,415

SHORT-TERM INVESTMENTS—9.0%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$516	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.250% collateralized by a U.S. Treasury Bond (market value $530).	516

Shares

SECURITIES LENDING COLLATERAL
747,825	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 2.960%)	748

TOTAL SHORT-TERM INVESTMENTS (Cost $1,264)		1,264

TOTAL INVESTMENTS—104.3% (Cost $14,073)		14,679
CASH AND OTHER ASSETS, LESS LIABILITIES—(4.3%)		(605)

TOTAL NET ASSETS—100.0%		$14,074

1	A portion or all of this security was out on loan at April 30, 2005.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
EARNEST Partners LLC
75 Fourteenth Street
Suite 2300
Atlanta, GA 30309
Paul Viera
Portfolio Manager
Paul Viera has managed the Fund since its inception in 2001.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Small cap value stocks.

 TOP TEN HOLDINGS (% of net assets)

Hovnanian Enterprises Inc. Cl. A	4.0%
FLIR Systems Inc.	3.6%
Pharmaceutical Product Development Inc.	3.5%
The Cooper Companies Inc.	3.5%
Philadelphia Consolidated Holding Corp.	3.4%
Global Payments Inc.	3.0%
Covance Inc.	2.9%
Meritage Homes Corp.	2.7%
Standard Pacific Corp.	2.6%
Cabot Oil & Gas Corp.	2.3%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
During the fiscal half-year ended April 30, 2005, the small cap equity market, as represented by the Russell 2000® Index, delivered slightly negative returns. Over this same six-month period, the small cap value market, as represented by the Russell 2000® Value Index, gained a modest 1.52%.
While the last two months of calendar year 2004 showed strong returns for small cap stocks, the market posted losses during the subsequent four months in 2005. This reversal occurred despite a generally strong economic backdrop. Corporate earnings remained strong, corporate balance sheets continued to improve, and merger activity increased. Although economic data suggested a stable-to-growing economy, concern over high energy prices, indications of waning consumer confidence, and fears of higher interest rates and inflation caused the markets to stall during the first four months of 2005.
Performance
Despite these concerns, the Harbor Small Cap Value Fund returned 9.43% (Institutional and Retirement Class) and 9.23% (Investor Class) during this six-month period. Overall, since its inception in 2001, the Fund has outperformed the benchmark by an average of more than five percentage points on an annual basis.
Within the Russell 2000® Value Index, the information technology and financial sectors posted declines during the six-month period. Information technology stocks fell by more than 10% on average due in part to a continued hesitancy of businesses to spend on IT initiatives. Financial stocks fell by more than 2% on average as short term interest rates continued to climb, pressuring margins at banks and other financial institutions.
All other sectors showed positive returns for the period. The strongest gaining sectors were energy (up 13%) and consumer staples (up 9%). Energy stocks benefited from a strong pricing environment for oil and natural gas. Consumer staples companies continued their good performance as consumer spending patterns held firm despite statistical reports of declining consumer confidence.
EARNEST Partners selects securities for the portfolio using a fundamental-based, bottom-up stock picking approach. Over the six-month period ended April 30, 2005, the portfolio’s holdings in most sectors outperformed those within the broader small cap value universe. Examples include the information technology sector, where the portfolio’s holdings generated average returns of approximately 4% compared to the decline of more than 10% by IT stocks in the index. The portfolio’s health care holdings generated average returns of 10%, compared to the benchmark, where health care stocks delivered average returns of 1%. Lastly, the portfolio’s consumer

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY—Continued

discretionary holdings advanced by approximately 15%, which was roughly 13 percentage points better than the average returns of consumer discretionary companies represented in the index.
Leading Performers
Consistent with our investment approach, security selection was the primary driver of the Fund’s outperformance for the fiscal half-year. Examples of holdings that performed particularly well in the six-month period include Accredo Health, Watsco Inc., Philadelphia Consolidated Holding, Hovnanian Enterprises, and Meritage Homes—all posting returns of approximately 30% or more.
Accredo Health, a specialty pharmaceutical company, was acquired by Medco during the first quarter of 2005 at a premium of approximately 40% above its then-current market price. Philadelphia Consolidated Holding, a specialty property and casualty insurance company, posted solid earnings growth due to positive industry pricing and profitable underwriting. Meritage Homes and Hovnanian—leading home builders—delivered solid returns as both companies’ earnings continued to increase rapidly and their backlogs of new home orders grew.
Although the portfolio remained relatively underweighted in the industrials sector, the Fund’s industrial holdings returned approximately 17% for the period, compared to a return of about 6% by the industrials sector in the index. Watsco, a distributor of heating, air conditioning, and refrigeration equipment, rose by more than 50% during the period as the company’s revenues and earnings benefited from continued strength in new construction, a larger distribution network, and continued gains in market share.
Portfolio Positioning
As of April 30, 2005, the Fund’s largest positions were in the consumer discretionary, financials, and health care sectors. Relative to the benchmark, the portfolio was overweighted in the consumer discretionary, health care, telecommunication services, and information technology sectors and was underweighted in financials, consumer staples, industrials, materials, energy, and utilities.
In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our proven three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find the best stocks to include in the portfolio.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 022
Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001
RETIREMENT CLASS
Fund #: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	65
Total Net Assets (000s)	$1,097,834
Weighted Average Market Cap ($MM)	$1,439.6
Price/Earnings Ratio (P/E)	16.0x
Price/Book Ratio (P/B)	2.9x
Beta vs Russell 2000® Value Index	0.9
Portfolio Turnover Rate (6-month period ended 04-30-2005)	12%
                             SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-14-2001 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Small Cap Value Fund

Institutional Class	9.43%	17.66%	N/A	19.30%	$18,143
Retirement Class	9.43	17.59	N/A	19.22	18,100
Investor Class	9.23	17.11	N/A	19.00	17,990

Comparative Index

Russell 2000® Value	1.52%	9.80%	14.07%	13.21%*	$15,281

*	For the period December 1, 2001 through April 30, 2005.
The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.83%
Total Net Assets (000s):
  $991,363
RETIREMENT CLASS
Expense Ratio: 1.08%
Total Net Assets (000s):
  $16,710
INVESTOR CLASS
Expense Ratio: 1.26%
Total Net Assets (000s):
  $89,761

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,094.27	$4.31
Hypothetical (5% return)	1,000.00	1,020.57	4.16

Retirement Class
Actual[1]	$1,000.00	$1,094.33	$5.61
Hypothetical (5% return)	1,000.00	1,019.33	5.41

Investor Class
Actual	$1,000.00	$1,092.30	$6.54
Hypothetical (5% return)	1,000.00	1,018.44	6.31

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
1	Assets were too small for class-level expenses to affect total return.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 12.1%)

Household Durables	10.9
Health Care Providers & Services	10.5
Insurance	7.3
Commercial Services & Supplies	5.9
Diversified Financials	5.7
Electronic Equipment & Instruments	5.1
Oil & Gas	4.4
Health Care Equipment & Supplies	3.5
Hotels Restaurants & Leisure	3.3
Real Estate	3.3
Banks	3.1
Biotechnology	2.5
Building Products	2.1
Chemicals	2.1
Electric Utilities	2.1
Textiles & Apparel	2.1
Media	1.8
Machinery	1.7
Wireless Telecommunication Services	1.5
Aerospace & Defense	1.4
Specialty Retail	1.4
Pharmaceuticals	1.3
Internet & Catalog Retail	1.0
Personal Products	1.0
Automobiles	0.9
Gas Utilities	0.9
Multiline Retail	0.8
Road & Rail	0.3

COMMON STOCKS—87.9%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.4%
515,196	Moog Inc. Cl. A	$15,358

AUTOMOBILES—0.9%
354,000	Winnebago Industries Inc.[1]	10,316

BANKS—3.1%
513,400	Accredited Home Lenders Holding Co.[1]*	20,397
167,250	Astoria Financial Corp.	4,434
215,000	BankUnited Financial Corp.*	5,134
297,227	Oriental Financial Group Inc.[1]	4,146

		34,111

BIOTECHNOLOGY—2.5%
961,442	Nabi Biopharmaceuticals[1]*	10,480
776,300	Serologicals Corp.[1]	16,714

		27,194

BUILDING PRODUCTS—2.1%
537,637	Watsco Inc.[1]	23,328

CHEMICALS—2.1%
270,600	Scotts Miracle-Gro Co. Cl. A*	19,591
94,100	Valspar Corp.[1]	3,889

		23,480

COMMERCIAL SERVICES & SUPPLIES—5.9%
369,500	Administaff Inc.[1]*	5,051
379,100	Allied Waste Industries Inc.[1]*	3,029
514,400	Global Payments Inc.[1]	33,313
409,261	Headwaters Inc.*	13,084
411,786	Kelly Services Inc. Cl. A1	10,814

		65,291

DIVERSIFIED FINANCIALS—5.7%
484,400	AmeriCredit Corp.*	11,335
221,600	Eaton Vance Corp.	5,192
619,500	Jefferies Group Inc.	22,426
759,300	Raymond James Financial Inc.[1]	20,478
17,000	Student Loan Corp.[1]	3,294

		62,725

ELECTRIC UTILITIES—2.1%
835,000	PNM Resources Inc.[1]	23,088

ELECTRONIC EQUIPMENT & INSTRUMENTS—5.1%
974,500	Checkpoint Systems Inc.*	15,426
1,475,518	FLIR Systems Inc.[1]*	39,249
191,800	Sanmina-SCI Corp.*	769

		55,444

GAS UTILITIES—0.9%
345,500	ONEOK Inc.[1]	9,971

HEALTH CARE EQUIPMENT & SUPPLIES—3.5%
568,400	The Cooper Companies Inc.[1]	38,395

HEALTH CARE PROVIDERS & SERVICES—10.5%
674,259	American Healthways Inc.[1]*	25,184
353,600	AMERIGROUP Corp.[1]*	12,418
699,300	Covance Inc.[1]*	31,916
851,261	Pharmaceutical Product Development Inc.[1]*	38,630
134,400	Sunrise Senior Living Inc.[1]*	6,887

		115,035

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HOTELS RESTAURANTS & LEISURE—3.3%
70,400	Brinker International Inc.*	$2,380
443,349	CEC Entertainment Inc.*	16,049
542,694	Sonic Corp.	17,388

		35,817

HOUSEHOLD DURABLES—10.9%
78,400	Harman International Industries Inc.	6,161
864,900	Hovnanian Enterprises Inc. Cl. A*	43,911
470,400	Meritage Homes Corp.[1]*	29,772
355,800	Snap-on Inc.	11,802
396,580	Standard Pacific Corp.	28,399

		120,045

INSURANCE—7.3%
392,300	Commerce Group Inc.[1]	23,177
287,950	Delphi Financial Group Inc.	11,956
501,174	Philadelphia Consolidated Holding Corp.[1]*	37,588
108,900	Protective Life Corp.	4,164
84,900	United Fire & Casualty Co.	2,876

		79,761

INTERNET & CATALOG RETAIL—1.0%
307,438	School Specialty Inc.[1]*	11,409

MACHINERY—1.7%
139,900	Bucyrus International Inc. Cl. A1	5,448
378,700	Joy Global Inc.[1]	12,827

		18,275

MEDIA—1.8%
454,603	Scholastic Corp.[1]	15,843
466,731	Sinclair Broadcast Group Inc. Cl. A1	3,575

		19,418

MULTILINE RETAIL—0.8%
407,186	Stein Mart Inc.[1]*	8,250

OIL & GAS—4.4%
872,400	Cabot Oil & Gas Corp.	25,683
278,300	Chesapeake Energy Corp.	5,354
664,500	Swift Energy Co.[1]*	17,496

		48,533

PERSONAL PRODUCTS—1.0%
263,200	Chattem Inc.[1]	10,828

PHARMACEUTICALS—1.3%
28,750	Barr Pharmaceuticals Inc.[1]*	1,491
560,100	KV Pharmaceutical Co. Cl. A1*	13,106

		14,597

REAL ESTATE—3.3%
363,113	Entertainment Properties Trust[1]	15,686
331,100	SL Green Realty Corp.	20,197

		35,883

ROAD & RAIL—0.3%
102,500	Overnite Corp.[1]	3,073

SPECIALTY RETAIL—1.4%
964,900	CSK Auto Corp.[1]	14,966

TEXTILES & APPAREL—2.1%
882,000	Phillips-Van Heusen Corp.	22,826

WIRELESS TELECOMMUNICATION SERVICES—1.5%
985,400	American Tower Corp. Cl. A1*	16,978

TOTAL COMMON STOCKS (Cost $859,658)		964,395

SHORT-TERM INVESTMENTS—29.9%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$177,629	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.250% collateralized by U.S. Treasury Bonds (aggregate market value $106,547) and U.S. Treasury Notes (aggregate market value $74,637).	177,629

Shares

SECURITIES LENDING COLLATERAL
151,061,626	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 2.960%)	151,062

TOTAL SHORT-TERM INVESTMENTS (Cost $328,691)		328,691

TOTAL INVESTMENTS—117.8% (Cost $1,188,349)		1,293,086
CASH AND OTHER ASSETS, LESS LIABILITIES—(17.8%)		(195,252)

TOTAL NET ASSETS—100.0%		$1,097,834

1	A portion or all of this security was out on loan at April 30, 2005.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2005 (Unaudited)

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Value	Value	Value

ASSETS
Investments, at identified cost*	$5,842,260	$48,395	$627,935	$446,727	$14,073	$1,188,349

Investments, at value (including securities loaned of $236,500; $3,008; $0; $26,691; $727; $148,936)	$6,711,063	$50,684	$688,766	$483,156	$14,163	$1,115,457
Repurchase agreements	—	1,703	21,615	28,163	516	177,629
Cash	—	—	2	—	—	1
Receivables for:
Investments sold	30,356	229	934	690	157	—
Capital shares sold	3,954	105	429	858	47	4,067
Dividends	3,948	4	98	530	23	275
Interest	14	—	3	4	—	22
Other assets	126	6	19	52	11	58

Total Assets	6,749,461	52,731	711,866	513,453	14,917	1,297,509
LIABILITIES
Payables for:
Investments purchased	35,455	1,215	64	6,070	76	47,480
Capital shares reacquired	6,005	18	142	481	4	399
Collateral for securities loaned	241,930	3,052	—	26,998	748	151,062
Accrued expenses:
Management fees	3,096	28	500	229	7	636
12b-1 fees	46	—	14	5	—	19
Trustees’ fees and expenses	49	—	6	5	1	4
Transfer agent fees	338	4	46	22	1	56
Other	259	4	16	22	6	19

Total Liabilities	287,178	4,321	788	33,832	843	199,675
NET ASSETS	$6,462,283	$48,410	$711,078	$479,621	$14,074	$1,097,834

Net Assets Consist of:
Paid-in capital	$8,415,892	$50,028	$638,778	$424,182	$13,211	$982,585
Undistributed/(overdistributed) net investment income	7,642	(157)	(1,939)	1,375	57	(20)
Accumulated net realized gain/(loss)	(2,830,054)	(5,453)	(8,207)	(10,528)	200	10,532
Unrealized appreciation/(depreciation) of investments	868,803	3,992	82,446	64,592	606	104,737

	$6,462,283	$48,410	$711,078	$479,621	$14,074	$1,097,834

NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$6,238,830	$47,425	$643,427	$455,077	$13,272	$991,363
Shares of beneficial interest	233,062	7,754	54,970	28,017	1,220	54,917
Net asset value per share	$26.77	$6.12	$11.71	$16.24	$10.88	$18.05
Retirement Class
Net assets	$106,488	$8	$38,873	$5,183	$9	$16,710
Shares of beneficial interest	3,988	1	3,336	319	1	926
Net asset value per share	$26.70	$6.12	$11.65	$16.22	$10.88	$18.04
Investor Class
Net assets	$116,965	$977	$28,778	$19,361	$793	$89,761
Shares of beneficial interest	4,392	160	2,482	1,196	73	5,005
Net asset value per share	$26.63	$6.10	$11.60	$16.19	$10.88	$17.94

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2005 (Unaudited)

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Value	Value	Value

Investment Income:
Dividends	$50,877	$64	$1,146	$3,300	$128	$1,901
Interest	1,248	9	225	189	4	1,100
Securities lending income	1,520	16	—	66	17	410
Foreign taxes withheld	(1,055)	—	(8)	—	—	(4)

Total Investment Income	52,590	89	1,363	3,555	149	3,407
Operating Expenses:
Management fees	20,121	193	2,843	1,288	48	2,965
12b-1 fees:
Retirement Class	103	—	42	6	—	12
Investor Class	140	1	37	23	1	57
Shareholder communications	340	3	22	15	—	10
Custodian fees	194	39	46	35	41	72
Transfer agent fees:
Institutional Class	1,709	13	182	107	3	193
Retirement Class	22	—	9	1	—	2
Investor Class	130	1	34	21	1	53
Professional fees	153	1	19	11	—	14
Trustees’ fees and expenses	75	1	8	6	—	7
Registration fees	56	42	52	37	24	44
Miscellaneous	76	1	10	4	—	6

Total operating expenses	23,119	295	3,304	1,554	118	3,435
Management fees waived	—	(13)	—	—	(8)	—
Other expenses waived	—	(36)	—	—	(48)	—
Custodian fee reimbursements and reductions (See Note 4)	(16)	—	(2)	(1)	—	(8)

Net operating expenses	23,103	246	3,302	1,553	62	3,427

Net Investment Income/(Loss)	29,487	(157)	(1,939)	2,002	87	(20)
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	216,767	(497)	10,688	14,927	199	10,872
Foreign currency transactions	(147)	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(227,629)	467	(30,369)	15,678	407	26,351

Net gain/(loss) on investment transactions	(11,009)	(30)	(19,681)	30,605	606	37,223

Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,478	$(187)	$(21,620)	$32,607	$693	$37,203

The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

	November 1,	November 1,	November 1,	November 1,
	2004	2003	2004	2003
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2005	2004	2005	2004

	(Unaudited)		(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$29,487	$5,404	$(157)	$(292)
Net realized gain/(loss) on investments	216,620	375,162	(497)	825
Net unrealized appreciation/(depreciation) of investments	(227,629)	28,710	467	221

Net increase/(decrease) in net assets resulting from operations	18,478	409,276	(187)	754

Distributions to Shareholders:
Net investment income:
Institutional Class	(26,042)	(12,152)	—	—
Retirement Class	(409)	(2)	—	—
Investor Class	(88)	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—
Retirement Class	—	—	—	—
Investor Class	—	—	—	—

Total distributions to shareholders	(26,539)	(12,154)	—	—

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	(139,933)	(166,290)	(1,570)	23,455

Net increase/(decrease) in net assets	(147,994)	230,832	(1,757)	24,209
Net Assets:
Beginning of period	6,610,277	6,379,445	50,167	25,958

End of period*	$6,462,283	$6,610,277	$48,410	$50,167

* Includes undistributed/(over-distributed) net investment income of:	$7,642	$4,694	$(157)	$—
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor		Harbor		Harbor
Small Cap Growth		Large Cap Value		Mid Cap Value		Small Cap Value

November 1,	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
2004	2003	2004	2003	2004	2003	2004	2003
through	through	through	through	through	through	through	through
April 30,	October 31,	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
2005	2004	2005	2004	2005	2004	2005	2004

(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
$(1,939)	$(3,621)	$2,002	$3,167	$87	$22	$(20)	$(461)
10,688	56,471	14,927	992	199	1,683	10,872	3,430
(30,369)	(10,921)	15,678	24,142	407	(831)	26,351	49,767

(21,620)	41,929	32,607	28,301	693	874	37,203	52,736

—	—	(1,948)	(2,119)	(46)	(10)	—	—
—	—	(20)	(18)	—	—	—	—
—	—	(54)	(50)	(4)	—	—	—
(44,035)	—	—	—	(953)	—	(2,967)	—
(2,943)	—	—	—	—	—	(20)	—
(1,790)	—	—	—	(113)	—	(162)	—

(48,768)	—	(2,022)	(2,187)	(1,116)	(10)	(3,149)	—

37,547	53,495	75,152	138,924	3,873	1,755	588,415	261,956

(32,841)	95,424	105,737	165,038	3,450	2,619	622,469	314,692
743,919	648,495	373,884	208,846	10,624	8,005	475,365	160,673

$711,078	$743,919	$479,621	$373,884	$14,074	$10,624	$1,097,834	$475,365

$(1,939)	$—	$1,375	$1,395	$57	$20	$(20)	$—

DOMESTIC EQUITY

Harbor Domestic Equity Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income from Investment Operations			Less Distributions

	Net Asset				Dividends	Distributions
	Value	Net	Net Realized and	Total from	from Net	from Net
	Beginning	Investment	Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)	on Investments	Operations	Income	Capital Gains[8]

HARBOR CAPITAL APPRECIATION FUND
Institutional Class
April 30, 2005 (Unaudited)	$26.81	$.12 [c]	$(.05)	$.07	$(.11)	$—
October 31, 2004	25.21	.02 [c]	1.63	1.65	(.05)	—
October 31, 2003	21.04	.05 [c]	4.16	4.21	(.04)	—
October 31, 2002	26.40	.04	(5.36)	(5.32)	(.04)	—
October 31, 2001	48.16	.04	(15.63)	(15.59)	—	(6.17)
October 31, 2000	46.92	—	5.84	5.84	—	(4.60)
Retirement Class
April 30, 2005 (Unaudited)	$26.77	$.03 [c]	$—	$.03	$(.10)	$—
October 31, 2004	25.21	—	1.59	1.59	(.03)	—
October 31, 2003[1]	21.04	.04 [c]	4.17	4.21	(.04)	—
Investor Class
April 30, 2005 (Unaudited)	$26.65	$.06 [c]	$(.06)	$—	$(.02)	$—
October 31, 2004	25.12	(.05)[c]	1.58	1.53	—	—
October 31, 2003[1]	21.04	—	4.11	4.11	(.03)	—

HARBOR MID CAP GROWTH FUND
Institutional Class
April 30, 2005 (Unaudited)	$6.15	$(.02)[c]	$(.01)	$(.03)	$—	$—
October 31, 2004	5.96	—	.19	.19	—	—
October 31, 2003	4.14	(.03)[c]	1.85	1.82	—	—
October 31, 2002	5.64	(.06)[c]	(1.44)	(1.50)	—	—
October 31, 2001[2]	10.00	—	(4.36)	(4.36)	—	—
Retirement Class
April 30, 2005 (Unaudited)	$6.15	$—	$(.03)	$(.03)	$—	$—
October 31,2004	5.96	(.04)[c]	.23	.19	—	—
October 31, 2003[1]	4.14	(.02)[c]	1.84	1.82	—	—
Investor Class
April 30, 2005 (Unaudited)	$6.15	$(.03)[c]	$(.02)	$(.05)	$—	$—
October 31, 2004	5.96	.01 [c]	.18	.19	—	—
October 31, 2003[1]	4.14	(.02)[c]	1.84	1.82	—	—

HARBOR SMALL CAP GROWTH FUND
Institutional Class
April 30, 2005 (Unaudited)	$12.82	$(.04)[c]	$(.24)	$(.28)	$—	$(.83)
October 31, 2004	12.05	—	.77	.77	—	—
October 31, 2003	8.65	(.04)[c]	3.44	3.40	—	—
October 31, 2002[3]	9.72	(.03)[c]	(1.04)	(1.07)	—	—
October 31, 2001[2]	10.00	—	(.28)	(.28)	—	—
Retirement Class
April 30, 2005 (Unaudited)	$12.78	$(.03)[c]	$(.27)	$(.30)	$—	$(.83)
October 31, 2004	12.05	(.02)[c]	.75	.73	—	—
October 31, 2003[1]	8.65	(.02)[c]	3.42	3.40	—	—
Investor Class
April 30, 2005 (Unaudited)	$12.74	$(.05)[c]	$(.26)	$(.31)	$—	$(.83)
October 31, 2004	12.02	.02 [c]	.70	.72	—	—
October 31, 2003[1]	8.65	(.06)[c]	3.43	3.37	—	—

See page 50 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of	Ratio of
					Operating		Expenses Not	Expenses Net		Interest/Dividend	Net Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Expense to	Income/(Loss)
Total	Value	Total		End of Period	Average		Average	to Average		Average	to Average	Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[9]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)	Turnover (%)

$(.11)	$26.77	.23	% [b,d]	$6,238,830	.68%[a]		—%	.68%[a,c]		—%	.90%[a,c]	42%[b]
(.05)	26.81	6.54	[d]	6,497,130	.67	[c]	.01	.67	[c]	—	.09 [c]	67
(.04)	25.21	20.04	[d]	6,338,120	.71	[c]	.01	.71	[c]	—	.24 [c]	64
(.04)	21.04	(20.20)		5,055,492	.69		—	.69		.01 [f]	.16	76
(6.17)	26.40	(35.23)		6,020,099	.66		—	.66		—	.15	89
(4.60)	48.16	12.26		9,100,317	.64		—	.64		—	(.07)	86
$(.10)	$26.70	.09	% [b,d]	$106,488	.93%[a]		—%	.93%[a,c]		—%	.02%[a,c]	42%[b]
(.03)	26.77	6.32	[d]	11,775	.92	[c]	.01	.92	[c]	—	(.18)[c]	67
(.04)	25.21	20.04	[d]	850	.94	[c]	.01	.94	[c]	—	(.09)[c]	64
$(.02)	$26.63	—	% [b,d]	$116,965	1.11%[a]		—%	1.11%[a,c]		—%	.40%[a,c]	42%[b]
—	26.65	6.09	[d]	101,372	1.10	[c]	.01	1.10	[c]	—	(.35)[c]	67
(.03)	25.12	19.55	[d]	40,475	1.13	[c]	.01	1.13	[c]	—	(.29)[c]	64

$—	$6.12	(.65	)% [b,d]	$47,425	.95%[a,c]		.05%[a]	.95%[a,c]		—%	(.60)%[a,c]	37%[b]
—	6.15	3.19	[d]	49,275	.98	[c]	.14	.98	[c]	—	(.65)[c]	77
—	5.96	44.31	[d]	25,743	1.20	[c]	.58	1.20	[c]	—	(.95)[c]	114
—	4.14	(26.77	) [d]	8,974	1.20	[c]	.31	1.20	[c]	—	(1.11)[c]	70
—	5.64	(43.60	) [d]	9,752	1.20	[c]	.53	1.20	[c]	—	(.92)[c]	61
$—	$6.12	(.65	)% [b,d]	$8	1.20%[a,c]		.05%[a]	1.20%[a,c]		—%	(.83)%[a,c]	37%[b]
—	6.15	3.19	[d]	1	1.23	[c]	.08	1.23	[c]	—	(.90)[c]	77
—	5.96	44.31	[d]	6	1.40	[c]	.63	1.40	[c]	—	(1.13)[c]	114
$—	$6.10	(.81	)% [b,d]	$977	1.38%[a,c]		.05%[a]	1.38%[a,c]		—%	(1.03)%[a,c]	37%[b]
—	6.15	3.19	[d]	891	1.38	[c]	.18	1.38	[c]	—	(1.06)[c]	77
—	5.96	44.31	[d]	209	1.40	[c]	.81	1.40	[c]	—	(1.13)[c]	114

$(.83)	$11.71	(2.87	)% [b,d]	$643,427	.84%[a]		—%	.84%[a,c]		—%	(.48)%[a,c]	24%[b]
—	12.82	6.39	[d]	709,318	.83	[c]	.02	.83	[c]	—	(.48)[c]	54
—	12.05	39.31	[d]	631,734	.93	[c]	.02	.93	[c]	—	(.61)[c]	83
—	8.65	(11.01	) [d]	103,951	.95	[c]	.08	.95	[c]	—	(.71)[c]	50
—	9.72	(2.80	) [d]	17,317	1.20	[c]	.63	1.20	[c]	—	(.67)[c]	56
$(.83)	$11.65	(3.05	)% [b,d]	$38,873	1.09%[a]		—%	1.09%[a,c]		—%	(.76)%[a,c]	24%[b]
—	12.78	6.06	[d]	8,074	1.08	[c]	.01	1.08	[c]	—	(.73)[c]	54
—	12.05	39.31	[d]	4,482	1.16	[c]	.02	1.16	[c]	—	(.83)[c]	83
$(.83)	$11.60	(3.13	)% [b,d]	$28,778	1.27%[a]		—%	1.27%[a,c]		—%	(.92)%[a,c]	24%[b]
—	12.74	5.90	[d]	26,527	1.25	[c]	.02	1.25	[c]	—	(.91)[c]	54
—	12.02	39.08	[d]	12,279	1.36	[c]	.02	1.36	[c]	—	(1.03)[c]	83

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income from Investment Operations				Less Distributions

	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[8]

HARBOR LARGE CAP VALUE FUND

Institutional Class
April 30, 2005 (Unaudited)	$15.00	$.07	[c]	$1.25	$1.32	$(.08)	$—
October 31, 2004	13.52	.14	[c]	1.45	1.59	(.11)	—
October 31, 2003	11.43	.11	[c]	2.11	2.22	(.13)	—
October 31, 2002	13.01	.10		(1.63)	(1.53)	(.05)	—
October 31, 2001[4]	13.88	.24		(.68)	(.44)	(.24)	(.19)
October 31, 2000	15.40	.27		.08	.35	(.30)	(1.57)

Retirement Class
April 30, 2005 (Unaudited)	$14.99	$.07	[c]	$1.22	$1.29	$(.06)	$—
October 31, 2004	13.52	.08	[c]	1.50	1.58	(.11)	—
October 31, 2003[1]	11.43	.15	[c]	2.07	2.22	(.13)	—

Investor Class
April 30, 2005 (Unaudited)	$14.96	$.04	[c]	$1.24	$1.28	$(.05)	$—
October 31, 2004	13.49	.10	[c]	1.43	1.53	(.06)	—
October 31, 2003[1]	11.43	.10	[c]	2.07	2.17	(.11)	—

HARBOR MID CAP VALUE FUND

Institutional Class
April 30, 2005 (Unaudited)	$11.09	$.07	[c]	$.72	$.79	$(.05)	$(.95)
October 31, 2004[5]	10.06	.02	[c]	1.01	1.03	—	—
October 31, 2003	8.33	.01	[c]	1.72	1.73	—	—
October 31, 2002[6]	10.00	—		(1.67)	(1.67)	—	—

Retirement Class
April 30, 2005 (Unaudited)	$11.09	$.05	[c]	$.73	$.78	$(.04)	$(.95)
October 31, 2004[5]	10.06	.02	[c]	1.01	1.03	—	—
October 31, 2003[1]	8.33	—		1.73	1.73	—	—

Investor Class
April 30, 2005 (Unaudited)	$11.09	$.02	[c]	$.76	$.78	$(.04)	$(.95)
October 31, 2004[5]	10.06	(.01)[c]		1.04	1.03	—	—
October 31, 2003[1]	8.33	(.01)[c]		1.74	1.73	—	—

HARBOR SMALL CAP VALUE FUND

Institutional Class
April 30, 2005 (Unaudited)	$16.58	$—		$1.56	$1.56	$—	$(.09)
October 31, 2004	13.88	—		2.70	2.70	—	—
October 31, 2003	9.99	(.01)[c]		3.90	3.89	—	—
October 31, 2002[7]	10.00	(.02)[c]		.01	(.01)	—	—

Retirement Class
April 30, 2005 (Unaudited)	$16.57	$(.02)[c]		$11.58	$1.56	$—	$(.09)
October 31, 2004	13.88	.02	[c]	2.67	2.69	—	—
October 31, 2003[1]	9.99	(.02)[c]		3.91	3.89	—	—

Investor Class
April 30, 2005 (Unaudited)	$16.50	$—		$1.53	$1.53	$—	$(.09)
October 31, 2004	13.87	—		2.63	2.63	—	—
October 31, 2003[1]	9.99	(.02)[c]		3.90	3.88	—	—

1	Commenced operations on November 1, 2002.
2	Commenced operations on November 1, 2000.
3	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.
4	Effective September 20, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates Inc. as its subadviser.
5	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its subadviser.
6	Commenced operations on March 1, 2002.
7	Commenced operations on December 14, 2001.
8	Includes both short-term and long-term capital gains.
9	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).
a	Annualized.
b	Unannualized.
c	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.
d	The total returns would have been lower had certain expenses not been waived during the periods shown.
e	Dividend expense for investments sold short.
f	Interest expense for swap agreements.
g	Assets in this class were too small to incur any income or expense.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of	Ratio of Net
					Operating		Expenses Not	Expenses Net		Interest/Dividend	Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Expense to	Income/(Loss)
Total	Value End of	Total		End of Period	Average		Average	to Average		Average	to Average	Portfolio
Distributions	Period	Return		(000s)	Net Assets (%)[9]		Net Assets (%)	Net Assets (%)		Net Assets (%)	Net Assets (%)	Turnover (%)

$(.08)	$16.24	8.80	% [b,d]	$455,077	.70%[a]		—%	.70%[a,c]		—%	.95%[a,c]	11%[b]
(.11)	15.00	11.79	[d]	352,917	.68	[c]	.02	.68	[c]	—	1.10 [c]	19
(.13)	13.52	19.56	[d]	202,159	.77	[c]	.01	.77	[c]	—	.94 [c]	25
(.05)	11.43	(11.83)		142,063	.77		—	.77		—	.75	35
(.43)	13.01	(3.20)		130,029	.77		—	.77		.14 [e]	1.64	194
(1.87)	13.88	3.07		147,615	.80		—	.80		.16 [e]	2.05	106
$(.06)	$16.22	8.68	% [b,d]	$5,183	.95%[a]		—%	.95%[a,c]		—%	.71%[a,c]	11%[b]
(.11)	14.99	11.69	[d]	4,515	.92	[c]	.03	.92	[c]	—	.86 [c]	19
(.13)	13.52	19.56	[d]	5	.93	[c]	.01	.93	[c]	—	.66 [c]	25
$(.05)	$16.19	8.54	% [b,d]	$19,361	1.13%[a]		—%	1.13%[a,c]		—%	.53%[a,c]	11%[b]
(.06)	14.96	11.34	[d]	16,452	1.10	[c]	.03	1.10	[c]	—	.68 [c]	19
(.11)	13.49	19.13	[d]	6,682	1.17	[c]	.01	1.17	[c]	—	.34 [c]	25

$(1.00)	$10.88	6.90	% [b,d]	$13,272	.95%[a,c]		.12%[a]	.95%[a,c]		—%	1.36%[a,c]	10%[b]
—	11.09	10.36	[d]	10,354	1.02	[c]	1.08	1.02	[c]	—	.23 [c]	152
—	10.06	20.77	[d]	7,959	1.20	[c]	1.15	1.20	[c]	—	.15 [c]	67
—	8.33	(16.70	) [b,d]	4,867	1.20	[a,c]	1.93 [a]	1.20	[a,c]	—	(.22)[a,c]	41 [b]
$(.99)	$10.88	6.86	% [b,d]	$9	1.20%[a,c]		.12%[a]	1.20%[a,c]		—%	1.12%[a,c]	10%[b]
—	11.09	10.36	[d]	2	—	[g]	—	—	[g]	—	— [g]	152
—	10.06	20.77	[d]	—	—	[g]	—	—	[g]	—	— [g]	67
$(.99)	$10.88	6.83	% [b,d]	$793	1.38%[a,c]		.12%[a]	1.38%[a,c]		—%	1.03%[a,c]	10%[b]
—	11.09	10.24	[d]	268	1.39	[c]	1.53	1.39	[c]	—	(.15)[c]	152
—	10.06	20.77	[d]	46	1.39	[c]	1.38	1.39	[c]	—	(.16)[c]	67

$(.09)	$18.05	9.43	% [b,d]	$991,363	.83%[a]		—%	.83%[a,c]		—%	.02%[a,c]	12%[b]
—	16.58	19.45	[d]	449,467	.84	[c]	.01	.84	[c]	—	(.13)[c]	12
—	13.88	38.94	[d]	159,380	.94	[c]	.30	.94	[c]	—	(.25)[c]	13
—	9.99	(.10	) [b,d]	14,906	1.20	[a,c]	.90 [a]	1.20	[a,c]	—	(.46)[a,c]	20 [b]
$(.09)	$18.04	9.43	% [b,d]	$16,710	1.08%[a]		—%	1.08%[a,c]		—%	(.22)%[a,c]	12%[b]
—	16.57	19.38	[d]	1,911	.93	[c]	.01	.93	[c]	—	(.24)[c]	12
—	13.88	38.94	[d]	3	1.18	[c]	.30	1.18	[c]	—	(.59)[c]	13
$(.09)	$17.94	9.23	% [b,d]	$89,761	1.26%[a]		—%	1.26%[a,c]		—%	(.39)%[a,c]	12%[b]
—	16.50	18.96	[d]	23,987	1.25	[c]	.01	1.25	[c]	—	(.53)[c]	12
—	13.87	38.84	[d]	1,290	1.29	[c]	.30	1.29	[c]	—	(.57)[c]	13

DOMESTIC EQUITY

Harbor International Equity Funds
Harbor International Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Northern Cross Investments
  Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
Hakan Castegren
Portfolio Manager
Hakan Castegren has managed the Fund since its inception in 1987.
INVESTMENT GOAL
Long-term total return, principally from growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
International large cap value oriented stocks.

 TOP TEN HOLDINGS (% of net assets)

BHP Billiton plc	3.1%
Continental AG	3.1%
ABB Ltd.	2.2%
BP plc	2.2%
Ericsson (LM) Tel Ab Series B	2.1%
Canon Inc.	2.0%
Petroleo Brasileiro SA-PETROBRAS	2.0%
Compagnie Financiere Richemont AG Cl. A	1.9%
Asahi Glass Co. Ltd.	1.9%
Total SA	1.8%
 REGION BREAKDOWN
 FUND CATEGORY
 TOP 10 COUNTRIES (% of net assets)

Japan	16.6%
United Kingdom	14.5%
France	12.5%
Switzerland	11.6%
Brazil	6.0%
Malaysia	5.2%
Sweden	4.3%
Italy	3.8%
Netherlands	3.8%
Australia	3.1%
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Overseas stock markets produced generally better returns than those in the U.S. for the fiscal half-year ended April 30, 2005. The MSCI EAFE® Index of international stocks returned 8.71% in U.S. dollar terms for the period. By comparison, the S&P 500 Index of U.S. large cap stocks returned 3.28% and the Dow Jones Wilshire 5000 Index of the broad U.S. stock market returned 3.50%.
International stock prices advanced across a broad range, with nine of the ten economic sectors in the MSCI EAFE® Index delivering positive returns. An indication of the breadth of participation was the narrow spread between the returns of the best-performing sector (consumer staples, up by more than 12%) and the worst (information technology, down by less than 2%). In addition, six of the nine advancing sectors had returns in excess of 10%.
Foreign stock returns were augmented by weakness of the U.S. dollar against foreign currencies. Although the dollar strengthened somewhat toward the end of the period, its earlier weakness had the effect of enhancing returns for U.S.-based investors. In local currencies, the MSCI EAFE® Index returned 6.38% for the six months, more than two percentage points below its 8.71% advance in U.S. dollar terms.
Performance
U.S. dollar returns of the Harbor International Fund lagged the MSCI EAFE® Index for the fiscal half-year but outperformed the benchmark for the latest one-year, five-year, and ten-year periods, and since the Fund’s inception in 1987. In the Fund’s portfolio the only sector to produce a negative return for the period was telecommunication services, which was down by less than one percentage point.
Materials and energy stocks made important contributions to Fund performance, as they continued to benefit from strong worldwide demand for oil, natural gas, iron ore, and other raw materials. Both sectors were overweighted compared with the benchmark and both delivered double-digit returns. Leading contributors from the materials group included the metals and mining companies BHP Billiton in Australia, the largest holding in the portfolio, and Companhia Vale do Rio Doce in Brazil. Petroleo Brasileiro, a Brazilian petroleum company, and BG Group, an integrated natural gas company based in the United Kingdom, were among the best-performing energy names in the portfolio.

INTERNATIONAL EQUITY

Harbor International Fund
MANAGER’S COMMENTARY—Continued

Investments in the consumer discretionary group constituted about 17% of the portfolio, the second-largest sector exposure and the largest overweight relative to the benchmark. Although the sector produced below-average returns for the six-month period, the Fund’s holdings outperformed those in the index. The Fund’s consumer discretionary stocks included German-based Continental AG, a leading producer of automobile tires and automotive components such as electronic brake and traction control systems. As the second-largest holding in the portfolio and with its shares up by about 35%, Continental AG was the single most important contributor to Fund performance for the fiscal half-year.
Financial services stocks represented the largest sector weight, at about 26% of the portfolio, and also made the largest contribution to Fund returns for the period. Banco Bradesco, a Brazilian banking company, was up by more than 60% and was the leading contributor in this sector. Other strong performers among the Fund’s financial services holdings included Banca Intesa in Italy, Investor Ab in Sweden, and AXA in France.
Information technology stocks accounted for only about 9% of the portfolio but made an important contribution to relative performance, as they returned over 6% for the period, compared with a negative return of about 1% for IT stocks in the index. Japan’s Canon Inc. and Sweden’s Ericsson were the Fund’s leading performers in this area.
Health care stocks improved the Fund’s overall returns for the period, but the portfolio’s below-benchmark exposure to this sector detracted from relative performance. The Fund’s best performer in this area was Swiss-based Roche Holdings, which was up about 20% for the six months. Utilities represented the smallest sector weight in the index at about 5% but were nonetheless a major detractor from the Fund’s performance relative to the benchmark. The utility stocks in the index returned about 12% for the period, while the Fund had no holdings in this sector.
Country allocations made a modest contribution to Fund performance. An overweighted position in Switzerland and a below-benchmark exposure in Japan improved Fund returns for the period.
Portfolio Positioning
As of April 30, 2005, the Fund’s largest economic sector allocations were in financial services, consumer discretionary, materials, and energy. Compared with the MSCI EAFE® Index, the largest overweighted positions were in materials, consumer discretionary, and energy stocks. In addition to the utilities sector, where the fund had no holdings, the most significant below-benchmark allocations were in health care and industrials.
The largest country-level exposures in the portfolio as of the end of the reporting period were in Japan, the United Kingdom, France, and Switzerland. Compared with the MSCI EAFE® Index, the most significantly overweighted country positions were in Brazil and Malaysia, which are not represented in the index, and in Switzerland. Brazil and Malaysia were the largest components of a total allocation of about 14% in emerging markets. Investments in those countries included Banco Bradesco, Companhia Vale do Rio Doce, and Petroleo Brasileiro in Brazil, along with Malaysian holdings Malayan Banking and Telekom Malaysia. The biggest underweights with respect to the benchmark were in Japan and the United Kingdom.
Outlook
Despite sometimes conflicting signals from key economic indicators, we believe that worldwide economic growth should continue at a modest pace for the remainder of this year and into 2006. Although corporate earnings have continued to grow, investor concerns over such issues as rising interest rates, higher oil prices, and the threat of inflation have weighed on stock prices. This has helped to keep equity valuations at reasonable levels, in our view.
We believe that the long-term horizon inherent in our investment approach is well suited to the uncertain investment environment that currently prevails. As always, we focus on companies that may currently be out of favor but have what we believe are good prospects for margin expansion over a three-to-five-year period. This approach also results in low portfolio turnover, which helps reduce expenses associated with trading in international markets.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 011
Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	86
Number of Countries	20
Total Net Assets (000s)	$8,937,202
Weighted Average Market Cap ($MM)	$40,200.0
Price/ Earnings Ratio (P/E)	15.7x
Price/ Book Ratio (P/B)	2.8x
Beta vs MSCI EAFE® Index	1.1
Portfolio Turnover Rate (6-month period ended 04-30-2005)	4%
                             SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1995 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor International Fund

Institutional Class	7.94%	15.51%	6.39%	10.38%	$26,851
Retirement Class	7.84	15.24	6.14	10.11	26,208
Investor Class	7.72	15.01	5.95	9.92	25,739

Comparative Index

MSCI EAFE®	8.71%	14.95%	-0.55%	4.77%	$15,931

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.88%
Total Net Assets (000s):
  $8,602,743
RETIREMENT CLASS
Expense Ratio: 1.13%
Total Net Assets (000s):
  $60,070
INVESTOR CLASS
Expense Ratio: 1.31%
Total Net Assets (000s):
  $274,389

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,079.40	$4.53
Hypothetical (5% return)	1,000.00	1,020.33	4.41

Retirement Class
Actual	$1,000.00	$1,078.41	$5.82
Hypothetical (5% return)	1,000.00	1,019.09	5.66

Investor Class
Actual	$1,000.00	$1,077.23	$6.75
Hypothetical (5% return)	1,000.00	1,018.19	6.56

*	Expenses are equal to the Fund annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 3.9%)

Japan (JP)	16.6
United Kingdom (UK)	14.5
France (FR)	12.5
Switzerland (SWS)	11.6
Brazil (BR)	6.0
Malaysia (MAL)	5.2
Sweden (SW)	4.3
Italy (IT)	3.8
Netherlands (NET)	3.8
Australia (AUS)	3.1
Germany (GER)	3.1
Singapore (SGP)	2.9
Spain (SP)	2.3
Denmark (DEN)	1.5
China (CHN)	1.4
Finland (FIN)	1.2
United States (US)	1.0
South Africa (S. AFR)	0.7
Hong Kong (HK)	0.4
India (IND)	0.2

COMMON STOCKS—90.7%
		Value
Shares		(000s)

AUTO COMPONENTS—4.8%
3,722,000	Continental AG (GER)	$274,370
2,597,345	Michelin (CGDE) Cl. B (FR)	157,541

		431,911

AUTOMOBILES—2.8%
2,006,700	Peugeot SA (FR)	118,945
3,667,000	Toyota Motor Corp. (JP)	133,059

		252,004

BANKS—16.2%
5,470,302	ABN Amro Holding NV (NET)	132,646
31,207,677	Banca Intesa SpA (IT)	149,025
3,175,000	Banco Popolare di Verona e Novara S.c.r.l. (IT)	58,468
5,050,000	Banco Santander Central Hispano SA— Registered (SP)	58,822
12,426,000	Bank of Yokohama Ltd. (JP)	71,056
5,542,977	Credit Agricole SA (FR)	143,707
15,050,000	DBS Group Holdings Ltd. (SGP)	131,471
50,600,000	Malayan Banking Berhad (MAL)	154,720
10,500	Mitsubishi Tokyo Financial Group Inc. (JP)	90,753
8,181,861	Standard Chartered plc (UK)	147,533
11,900,000	Sumitomo Trust and Banking Co. Ltd. (JP)	74,217
1,372,188	UBS AG— Registered (SWS)	109,715
14,574,842	United Overseas Bank Ltd. (SGP)	127,282

		1,449,415

BEVERAGES—1.7%
10,101,880	Diageo plc (UK)	149,683

BUILDING PRODUCTS—3.2%
15,125,000	Asahi Glass Co. Ltd. (JP)	167,560
2,053,724	Compagnie de Saint-Gobain (FR)	116,064

		283,624

CHEMICALS—1.6%
7,524,139	The BOC Group plc (UK)	139,933

COMMUNICATIONS EQUIPMENT—2.3%
484,360	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]*	14,264
64,906,218	Ericsson (LM) Tel Ab Series B (SW)*	192,090

		206,354

CONSTRUCTION MATERIALS—1.4%
2,115,000	Holcim Ltd.— Registered (SWS)	128,439

DIVERSIFIED FINANCIALS—4.5%
825,000	Housing Development Finance Corp. (IND)	13,878
10,970,000	Investor Ab Cl. B (SW)	143,807
9,219,000	Nomura Holdings Inc. (JP)	117,285
970,000	ORIX Corp. (JP)	131,682

		406,652

DIVERSIFIED TELECOMMUNICATION SERVICES—3.0%
8,390,000	Telefonica SA (SP)	142,622
49,000,000	Telekom Malaysia Berhad (MAL)	124,516

		267,138

ELECTRICAL EQUIPMENT—2.2%
31,400,000	ABB Ltd. (SWS)*	196,352

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.8%
1,210,000	Hoya Corp. (JP)	126,333
1,075,000	Nidec Corp. (JP)	126,203

		252,536

FOOD PRODUCTS—1.7%
592,000	Nestle SA— Registered (SWS)	155,776

HOTELS RESTAURANTS & LEISURE—2.5%
2,184,500	Accor SA (FR)	99,971
15,800,000	Genting Berhad (MAL)	76,586
17,700,000	Resorts World Berhad (MAL)	44,534

		221,091

HOUSEHOLD DURABLES—0.9%
2,113,300	Sony Corp. (JP)	78,022

INDUSTRIAL CONGLOMERATES—0.7%
38,500,000	Sime Darby Berhad (MAL)	59,871

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

INSURANCE—2.3%
5,533,956	AXA SA (FR)	$138,224
2,391,007	ING Groep NV (NET)	65,884

		204,108

MEDIA—3.8%
7,377,598	British Sky Broadcasting Group plc (UK)	76,543
157,365	ITV plc (UK)	365
3,079,695	JCDecaux SA (FR)*	81,403
5,685,200	News Corp. Ltd. Cl. B (US)	90,508
3,050,000	Publicis Groupe SA (FR)	87,282

		336,101

METALS & MINING—6.5%
4,793,740	Anglo American plc ADR (UK)[1]	106,996
610,425	Anglo American plc (UK)	13,578
2,086,000	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	66,293
32,000	AREVA Group (FR)	12,647
22,450,484	BHP Billiton plc (AUS)	274,818
3,455,685	Rio Tinto plc—Registered (UK)	104,354

		578,686

OFFICE ELECTRONICS—2.0%
3,485,000	Canon Inc. (JP)	181,267

OIL & GAS—10.0%
17,333,662	BG Group plc (UK)	134,420
19,218,395	BP plc (UK)	195,848
320,500,000	China Petroleum & Chemical Corp (Sinopec Corp.) (CHN)	127,099
5,292,700	Eni SpA (IT)	133,093
2,365,000	Royal Dutch Petroleum Co. ADR (NET)[1]	137,761
12,400	Royal Dutch Petroleum Co. (NET)	724
725,744	Total SA (FR)	161,390

		890,335

PAPER & FOREST PRODUCTS—2.3%
1,925,000	Aracruz Celulose SA ADR (BR)[1]	59,097
1,072,704	Svenska Cellulosa Ab Series B (SW)	37,405
5,610,000	UPM-Kymmene Corp. (FIN)	111,698

		208,200

PERSONAL PRODUCTS—1.1%
7,395,000	Shiseido Co. Ltd. (JP)	94,158

PHARMACEUTICALS—4.6%
2,764,690	Novartis AG—Registered (SWS)	134,554
2,658,100	Novo Nordisk A/ S Series B (DEN)	134,393
1,190,000	Roche Holdings Ltd. (SWS)	143,962

		412,909

SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.0%
8,925,000	Nikon Corp. (JP)	93,524

SPECIALTY RETAIL—1.9%
5,670,800	Compagnie Financiere Richemont AG Cl. A (SWS)	169,367

TOBACCO—1.2%
5,793,262	British American Tobacco plc (UK)	108,589

WIRELESS TELECOMMUNICATION SERVICES—1.7%
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	802
10,725,000	China Mobile (Hong Kong) Ltd. (HK)	37,613
44,222,653	Vodafone Group plc (UK)	115,581

		153,996

TOTAL COMMON STOCKS (Cost $5,315,208)		8,110,041

PREFERRED STOCKS—5.4%
BANKS—1.8%
5,182,688	Banco Bradesco SA (BR)	159,406

METALS & MINING—1.6%
6,024,000	Companhia Vale do Rio Doce Cl. A (BR)	141,040

OIL & GAS—2.0%
4,829,000	Petroleo Brasileiro SA- PETROBRAS (BR)	180,479

TOTAL PREFERRED STOCKS (Cost $179,257)		480,925

SHORT-TERM INVESTMENTS—3.5%
Principal
Amount
(000s)

COMMERCIAL PAPER
	American Express Credit Corp. Yrs. 3&4
$36,760	2.850%—05/05/2005	36,760
30,000	2.880%—05/09/2005	30,000
20,377	2.950%—05/06/2005	20,377

		87,137 ----------
	ChevronTexaco Corp.
36,264	2.740%—05/02/2005	36,264
33,751	2.800%—05/03/2005	33,751

		70,015

	General Electric Capital Corp.
35,000	2.750%—05/03/2005	35,000
35,000	2.820%—05/06/2005	35,000

		70,000

	Prudential Funding Corp.
33,751	2.800%—05/04/2005	33,751
32,568	2.870%—05/06/2005	32,568
20,377	2.900%—05/05/2005	20,377

		86,696

TOTAL SHORT-TERM INVESTMENTS (Cost $313,848)		313,848

TOTAL INVESTMENTS—99.6% (Cost $5,808,313)		8,904,814
CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		32,388

TOTAL NET ASSETS—100.0%		$8,937,202

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Marsico Capital
  Management, LLC
1200 17th Street
Suite 1600
Denver, CO 80202
James Gendelman, CPA
Portfolio Manager
James Gendelman has managed the Fund since March 1, 2004.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Foreign companies selected for long-term growth potential.

 TOP TEN HOLDINGS (% of net assets)

Roche Holdings Ltd.	4.8%
UBS AG—Registered	4.4%
VINCI	4.2%
Sanofi-Aventis	4.1%
Enterprise Inns plc	4.1%
Astellas Pharma Inc.	3.4%
InterContinental Hotels Group plc	3.1%
Reckitt Benckiser plc	3.0%
Swiss Life Holding	2.9%
Total SA	2.4%
 REGION BREAKDOWN
 FUND CATEGORY
 TOP 10 COUNTRIES (% of net assets)

Japan	16.7%
United Kingdom	16.1%
France	15.4%
Switzerland	14.0%
Mexico	5.1%
Hong Kong	4.4%
Canada	4.2%
Germany	3.6%
Sweden	2.7%
United States	2.5%
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
International equities delivered solid results for the fiscal half-year ended April 30, 2005. The MSCI EAFE® Index, a proxy for the performance of publicly traded non-U.S. equities in developed markets, experienced gains in all sectors except information technology. International growth equity returns modestly trailed their value-oriented counterparts for the reporting period.
Performance
The Harbor International Growth Fund provided positive returns but lagged its benchmark index for the reporting period. The Harbor International Growth Fund returned 3.77% (Institutional Class), 3.65% (Investor Class), and 3.68% (Retirement Class) in U.S. dollar terms, while the MSCI EAFE® Growth Index had a total return of 8.30%.
Stock selection and an overweighted posture in the information technology sector had a materially negative effect on the Fund’s relative performance. In particular, Research In Motion, a Canada-based wireless data service provider and hardware manufacturer, and Trend Micro, headquartered in Tokyo and specializing in the development and sale of anti-virus software, each declined by more than 20% during the respective periods in which they were held in the Fund. We eliminated our position in Research In Motion prior to April 30, 2005.
The Fund’s consumer discretionary positions, in aggregate, hurt performance, particularly stock selection in two industry groups: media and consumer services. Thomson SA and resort operator Kerzner International were among the Fund’s weakest performing positions, posting share price declines of 12% and 17%, respectively.
Certain energy-related positions in the Fund also struggled. In particular, Brazilian petroleum refiner Petroleo Brasileiro and U.K.-based liquefied natural gas transporter Golar LNG each declined by more than 10% for the periods in which they were held in the portfolio. Golar LNG was sold from the portfolio prior to the end of the reporting period. In the financials sector, insurance companies Swiss Life Holding and Millea Holdings, of Japan, also posted returns that lagged the benchmark index.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY—Continued

Currency factors negatively affected performance results, as the Fund’s investments included below-benchmark exposures to the British pound and the euro, both of which strengthened against the U.S. dollar during the period. Currency-related strategies are not a central facet of the Fund’s investment process.
Positive Contributions
The Fund had exposure to several areas that performed well. Stock selection in the pharmaceutical industry was positive overall, particularly Sanofi-Aventis, based in France, which gained nearly 20% during the period in which it was held in the Fund. Utility company British Energy posted a return of more than 22%.
Among individual stocks, leading contributors for the reporting period included Singapore-based real estate company CapitaLand, which rose by approximately 40%. Yamada Denki, a Japanese home appliance and computer retailer, gained nearly 36%. Swiss financial company UBS, one of the Fund’s largest individual holdings, posted a return of more than 14%.
Portfolio Allocations
During the six-month period, we implemented a number of changes to the Fund in terms of economic sector and industry group positioning. The Fund’s consumer discretionary positions were trimmed substantially as it became increasingly clear that many international consumer-related companies, similar to their U.S.-domiciled counterparts, had become more sensitive than previously anticipated to macroeconomic factors such as rising U.S. interest rates, inflationary concerns, and higher energy prices. The primary areas in which we reduced our exposure to this sector were companies in the media and the automobiles and components industries.
We increased the Fund’s allocation to the financials sector, largely through greater weightings in diversified financials, insurance, and real estate. Energy-related positions were increased late in the reporting period, while exposure to information technology holdings was significantly reduced.
As of April 30, 2005, the largest sector-related allocations in the portfolio were in financials, consumer discretionary, and health care. The Fund’s financial positions were diversified across a number of industries, including banks, diversified financials, real estate, and insurance. Consumer discretionary holdings emphasized consumer services as well as select media, consumer durables, and retailing positions. Health care positions consisted primarily of pharmaceutical/biotechnology companies. The Fund maintained underweighted postures relative to the benchmark in materials, utilities, and telecommunication services.
Country allocations, as compared to the MSCI EAFE® Growth Index, had a modestly negative effect on the Fund’s performance during the period. (Generally, country weightings are a residual of Marsico Capital Management’s investment process.) The largest country-level allocations as of April 30, 2005, were Japan, the United Kingdom, France, Switzerland, and Mexico. Compared to the benchmark, the most significantly overweighted country allocations were in companies with headquarters in the United States, Canada, and Mexico, none of which was represented in the index, and Switzerland. The largest below-benchmark country allocations were the United Kingdom, Japan, and the Netherlands.
As always, we continue to focus on identifying companies with attributes such as improving profitability, market share leadership, improving free cash flow generation, strong balance sheets, high-quality management teams, and equity valuations that we believe are reasonable in the context of projected earnings growth rates. We believe these types of companies will continue to offer compelling long-term growth potential.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risk, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993
RETIREMENT CLASS
Fund #: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	55
Number of Countries	18
Total Net Assets (000s)	$143,042
Weighted Average Market Cap ($MM)	$29,720.0
Price/Earnings Ratio (P/E)	19.2x
Price/Book Ratio (P/B)	2.4x
Beta vs MSCI EAFE® Growth Index	1.0
Portfolio Turnover Rate (6-month period ended 04-30-2005)	122%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1995 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor International Growth Fund

Institutional Class	3.77%	6.04%	-13.24%	1.20%	$11,265
Retirement Class	3.68	5.95	-13.37	1.00	11,046
Investor Class	3.65	5.79	-13.50	0.83	10,862

Comparative Index

MSCI EAFE® Growth	8.30%	11.33%	-5.55%	2.20%	$12,426

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 1.01%
Total Net Assets (000s):
  $139,329
RETIREMENT CLASS
Expense Ratio: 1.26%
Total Net Assets (000s):
  $34
INVESTOR CLASS
Expense Ratio: 1.40%
Total Net Assets (000s):
  $3,679

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,037.71	$5.10
Hypothetical (5% return)	1,000.00	1,019.68	5.06

Retirement Class
Actual	$1,000.00	$1,036.82	$6.37
Hypothetical (5% return)	1,000.00	1,018.44	6.31

Investor Class
Actual	$1,000.00	$1,036.55	$7.07
Hypothetical (5% return)	1,000.00	1,017.75	7.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 1.5%)

Japan (JP)	16.7
United Kingdom (UK)	16.1
France (FR)	15.4
Switzerland (SWS)	14.0
Mexico (MEX)	5.1
Hong Kong (HK)	4.4
Canada (CAN)	4.2
Germany (GER)	3.6
Sweden (SW)	2.7
United States (US)	2.5
Austria (AUT)	2.3
Singapore (SGP)	2.3
India (IND)	2.2
Ireland (IE)	2.0
Brazil (BR)	1.7
Italy (IT)	1.3
South Africa (S. AFR)	1.0
South Korea (S. KOR)	1.0

COMMON STOCKS—96.4%
		Value
Shares		(000s)

AUTOMOBILES—0.9%
16,300	Renault SA (FR)	$1,366

BANKS—14.9%
240,546	Anglo Irish Bank Corporation plc (IE)	2,768
396,750	Banca Intesa SpA (IT)	1,895
91,427	Bayer Hypo-Vereins (GER)	2,175
59,515	Erste Bank der oesterreichischen Sparkassen AG (AUT)	2,887
121,565	ForeningsSparbanken AB Series A (SW)	2,857
253	Mitsubishi Tokyo Financial Group Inc. (JP)	2,187
6,164	Raiffeisen International Bank Holding AG— Registered (AUT)	317
77,934	UBS AG— Registered (SWS)	6,231

		21,317

BEVERAGES—2.0%
193,827	Diageo plc (UK)	2,872

CHEMICALS—3.2%
48,527	Lonza Group Ltd.— Registered (SWS)	2,920
64,661	Reliance Industries Ltd. GDR (IND)[1,2]	1,597

		4,517

COMMUNICATIONS EQUIPMENT—0.7%
35,626	Ericsson (LM) Tel Ab Cl. B ADR (SW)[3]*	1,049

CONSTRUCTION & ENGINEERING—4.2%
39,557	VINCI (FR)	5,945

CONSTRUCTION MATERIALS—1.0%
39,166	CEMEX SA de C.V. ADR (MEX)[3]	1,410

DIVERSIFIED FINANCIALS—3.5%
87,062	ICICI Bank Ltd. ADR (IND)[3]	1,574
52,500	Promise Co. Ltd. (JP)	3,388

		4,962

ELECTRIC UTILITIES—1.3%
315,552	British Energy plc (UK)	1,890

ELECTRICAL EQUIPMENT—1.0%
23,278	Fanuc Ltd. (JP)	1,370

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
6,500	Keyence Corp. (JP)	1,434

FOOD & DRUG RETAILING—1.2%
55,756	Shoppers Drug Mart Corp. (CAN)	1,737

HOTELS RESTAURANTS & LEISURE—11.9%
417,128	Enterprise Inns plc (UK)	5,817
369,469	InterContinental Hotels Group plc (UK)	4,406
31,031	Kerzner International Ltd. (US)	1,710
2,144,000	Shangri-La Asia Ltd. (HK)	3,265
33,601	Wynn Resorts Ltd. (US)*	1,779

		16,977

HOUSEHOLD DURABLES—3.2%
36,700	Sony Corp. (JP)	1,355
130,198	Thomson SA (FR)	3,214

		4,569

HOUSEHOLD PRODUCTS—3.0%
134,177	Reckitt Benckiser plc (UK)	4,357

INSURANCE—4.1%
127	Millea Holdings Inc. (JP)	1,731
29,634	Swiss Life Holding (SWS)	4,087

		5,818

MEDIA—5.1%
471,172	EMI Group plc (UK)	2,150
53,098	Grupo Televisa SA de CV ADR (MEX)[3]	2,983
84,275	JCDecaux SA (FR)*	2,228

		7,361

OFFICE ELECTRONICS—1.1%
29,000	Canon Inc. (JP)	1,508

OIL & GAS—6.4%
27,322	CNOOC Ltd. ADR (HK)[3]	1,470
33,268	Petroleo Brasileiro SA-PETROBRAS ADR (BR)[3]	1,395
61,678	Sasol Ltd. (S. AFR)	1,443
46,991	Talisman Energy Inc. (CAN)	1,418
15,564	Total SA (FR)	3,461

		9,187

PERSONAL PRODUCTS—0.8%
36,141	Natura Cosmeticos (BR)	1,086

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

PHARMACEUTICALS—12.3%
134,600	Astellas Pharma Inc. (JP)	$4,874
56,445	Roche Holdings Ltd. (SWS)	6,829
66,189	Sanofi-Aventis (FR)	5,861

		17,564

REAL ESTATE—4.4%
2,110,000	CapitaLand Ltd. (SGP)	3,288
988,971	Hang Lung Properties Ltd. (HK)	1,521
133,000	Sumitomo Realty & Development Co. Ltd. (JP)	1,513

		6,322

ROAD & RAIL—2.0%
50,496	Canadian National Railway Co. (CAN)	2,889

SEMICONDUCTOR EQUIPMENT & PRODUCTS—2.1%
839,514	ARM Holdings plc (UK)	1,531
3,090	Samsung Electronics Co. Ltd. (S. KOR)	1,413

		2,944

SOFTWARE—0.9%
37,500	Trend Micro Inc. (JP)	1,355

SPECIALTY RETAIL—2.2%
66,300	Yamada Denki Co. Ltd. (JP)	3,168

WIRELESS TELECOMMUNICATION SERVICES—2.0%
57,731	America Movil SA de C.V. Series L ADR (MEX)[3]	2,866

TOTAL COMMON STOCKS (Cost $130,959)		137,840

PREFERRED STOCKS—2.1%
(Cost $2,775)
		Value
Shares		(000s)

HEALTH CARE PROVIDERS & SERVICES—2.1%
26,006	Fresenius AG (GER)	3,028

SHORT-TERM INVESTMENTS—4.0%
(Cost $5,673)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$5,673	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.250% collateralized by a FNMA Bond (market value $5,788).	5,673

TOTAL INVESTMENTS—102.5% (Cost $139,407)		146,541
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.5%)		(3,499)

TOTAL NET ASSETS—100.0%		$143,042

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of this security. This security is priced by an independent pricing service selected by the adviser (Harbor Capital Advisors) and is considered to be liquid under procedures established by the Board of Trustees. At April 30, 2005, the security was valued at $1,597 or 1.12% of net assets, as shown below:

	Cost	Value
Security	(000s)	(000s)	Acquisition Date(s)

Reliance Industries Ltd. (IND)	$1,621	$1,597	02/05/2005 – 03/15/2005

3	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2005 (Unaudited)

(All amounts in Thousands, except per share amounts)

		Harbor
	Harbor	International
	International	Growth

ASSETS
Investments, at identified cost*	$5,808,313	$139,407

Investments, at value	$8,904,814	$140,868
Repurchase agreements	—	5,673
Cash	144	16
Foreign currency, at value (cost: $6,468; $90)	6,485	90
Receivables for:
Investments sold	3,642	7,044
Capital shares sold	11,695	167
Dividends	25,791	221
Interest	103	1
Withholding tax receivable	3,307	211
Other assets	310	19

Total Assets	8,956,291	154,310
LIABILITIES
Payables for:
Investments purchased	7,283	11,023
Capital shares reacquired	2,711	124
Accrued expenses:
Management fees	5,291	58
12b-1 fees	68	1
Trustees’ fees and expenses	47	2
Transfer agent fees	407	6
Other	3,282	54

Total Liabilities	19,089	11,268
NET ASSETS	$8,937,202	$143,042

Net Assets Consist of:
Paid-in capital	$5,769,371	$645,601
Undistributed/(overdistributed) net investment income	2,000	228
Accumulated net realized gain/(loss)	69,101	(509,934)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	3,096,730	7,147

	$8,937,202	$143,042

NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$8,602,743	$139,329
Shares of beneficial interest	205,708	16,061
Net asset value per share	$41.82	$8.67
Retirement Class
Net assets	$60,070	$34
Shares of beneficial interest	1,440	4
Net asset value per share	$41.71	$8.68
Investor Class
Net assets	$274,389	$3,679
Shares of beneficial interest	6,598	424
Net asset value per share	$41.59	$8.68

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2005 (Unaudited)

(All amounts in Thousands)

		Harbor
	Harbor	International
	International	Growth

Investment Income:
Dividends	$100,336	$1,617
Interest	2,869	39
Foreign taxes withheld	(9,497)	(92)

Total Investment Income	93,708	1,564
Operating Expenses:
Management fees	32,699	541
12b-1 fees:
Retirement Class	49	—
Investor Class	301	4
Shareholder communications	280	24
Custodian fees	2,505	89
Transfer agent fees:
Institutional Class	2,215	37
Retirement Class	10	—
Investor Class	280	4
Professional fees	186	4
Trustees’ fees and expenses	93	2
Registration fees	160	34
Miscellaneous	84	2

Total operating expenses	38,862	741
Transfer agent fees waived	—	(1)
Custodian fee reimbursements and reductions (See Note 4)	(20)	—

Net operating expenses	38,842	740

Net Investment Income/(Loss)	54,866	824
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	81,554	5,951
Foreign currency transactions	(209)	57
Change in net unrealized appreciation/(depreciation) of:
Investments	480,141	(1,402)
Translation of assets and liabilities in foreign currencies	(118)	(8)

Net gain/(loss) on investment transactions	561,368	4,598

Net Increase/(Decrease) in Net Assets Resulting from Operations	$616,234	$5,422

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	International		International Growth

	November 1,	November 1,	November 1,	November 1,
	2004	2003	2004	2003
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2005	2004	2005	2004

	(Unaudited)		(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$54,866	$84,485	$824	$884
Net realized gain/(loss) on investments	81,345	28,160	6,008	37,116
Net unrealized appreciation/(depreciation) of investments	480,023	909,697	(1,410)	(23,436)

Net increase/(decrease) in net assets resulting from operations	616,234	1,022,342	5,422	14,564

Distributions to Shareholders:
Net investment income:
Institutional Class	(109,376)	(82,967)	(1,101)	(2,227)
Retirement Class	(414)	(84)	—	—
Investor Class	(2,260)	(1,032)	(14)	(4)
Net realized gain on investments:
Institutional Class	(28,792)	(91,356)	—	(1)
Retirement Class	(122)	(103)	—	—
Investor Class	(771)	(1,273)	—	—

Total distributions to shareholders	(141,735)	(176,815)	(1,115)	(2,232)

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	682,379	1,420,132	(3,570)	(101,933)

Net increase/(decrease) in net assets	1,156,878	2,265,659	737	(89,601)
Net Assets:
Beginning of period	7,780,324	5,514,665	142,305	231,906

End of period*	$8,937,202	$7,780,324	$143,042	$142,305

* Includes undistributed/(over-distributed) net investment income of:	$2,000	$59,184	$228	$519
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL EQUITY

Harbor International Equity Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income From Investment Operations				Less Distributions

	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[4]

HARBOR INTERNATIONAL FUND
Institutional Class
April 30, 2005 (Unaudited)	$39.37	$.27	[c]	$2.89	$3.16	$(.56)	$(.15)
October 31, 2004	34.55	.39	[c]	5.50	5.89	(.51)	(.56)
October 31, 2003	26.69	.47	[c]	8.27	8.74	(.34)	(.54)
October 31, 2002[1]	28.65	.42	[c]	(1.23)	(.81)	(.27)	(.88)
October 31, 2001	38.85	.57	[c]	(6.27)	(5.70)	(.71)	(3.79)
October 31, 2000	40.66	.48	[c]	1.22	1.70	(.65)	(2.86)
Retirement Class
April 30, 2005 (Unaudited)	$39.25	$.31	[c]	$2.80	$3.11	$(.50)	$(.15)
October 31, 2004	34.49	.37	[c]	5.41	5.78	(.46)	(.56)
October 31, 2003[2]	26.69	.61	[c]	8.06	8.67	(.33)	(.54)
Investor Class
April 30, 2005 (Unaudited)	$39.12	$.17	[c]	$2.88	$3.05	$(.43)	$(.15)
October 31, 2004	34.43	.34	[c]	5.36	5.70	(.45)	(.56)
October 31, 2003[2]	26.69	.47	[c]	8.14	8.61	(.33)	(.54)

HARBOR INTERNATIONAL GROWTH FUND
Institutional Class
April 30, 2005 (Unaudited)	$8.42	$.05		$.27	$.32	$(.07)	$—
October 31, 2004[3]	7.92	.04	[c]	.54	.58	(.08)	—
October 31, 2003	6.74	.07	[c]	1.14	1.21	(.03)	—
October 31, 2002	8.44	.06		(1.76)	(1.70)	—	—
October 31, 2001	17.56	—		(7.30)	(7.30)	—	(1.82)
October 31, 2000	19.13	.01		(.06)	(.05)	(.14)	(1.38)
Retirement Class
April 30, 2005 (Unaudited)	$8.42	$.06		$.25	$.31	$(.05)	$—
October 31, 2004[3]	7.92	.01	[c]	.57	.58	(.08)	—
October 31, 2003[2]	6.74	.03	[c]	1.18	1.21	(.03)	—
Investor Class
April 30, 2005 (Unaudited)	$8.41	$.04	[c]	$.27	$.31	$(.04)	$—
October 31, 2004[3]	7.92	.04	[c]	.52	.56	(.07)	—
October 31, 2003[2]	6.74	.04	[c]	1.17	1.21	(.03)	—

1	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

2	Commenced operations November 1, 2002.

3	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

4	Includes both short-term and long-term capital gains.

5	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

a	Annualized.

b	Unannualized.

c	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Assets in this class were too small to incur any income or expense.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

							Ratio of	Ratio of
					Ratio of		Operating	Operating		Ratio of Net
					Operating		Expenses Not	Expenses Net		Investment
	Net Asset			Net Assets	Expenses to		Imposed to	of All Offsets		Income to
Total	Value	Total		End of Period	Average		Average	to Average		Average		Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[5]		Net Assets (%)	Net Assets (%)		Net Assets (%)		Turnover (%)

$(.71)	$41.82	7.94	% [b,d]	$8,602,743	.88%[a]		—%	.88%[a,c]		1.28%[a,c]		4%[b]
(1.07)	39.37	17.26	[d]	7,567,123	.86	[c]	.01	.86	[c]	1.25	[c]	12
(.88)	34.55	33.69	[d]	5,449,385	.89	[c]	.01	.89	[c]	1.83	[c]	21
(1.15)	26.69	(3.19	) [d]	3,446,010	.87	[c]	.06	.87	[c]	1.45	[c]	16
(4.50)	28.65	(16.40	) [d]	3,497,357	.91	[c]	.06	.91	[c]	1.36	[c]	7
(3.51)	38.85	3.74	[d]	4,830,275	.92	[c]	.06	.92	[c]	1.40	[c]	10
$(.65)	$41.71	7.84	% [b,d]	$60,070	1.13%[a]		—%	1.13%[a,c]		1.26%[a,c]		4%[b]
(1.02)	39.25	16.96	[d]	27,727	1.11	[c]	.01	1.11	[c]	1.11	[c]	12
(.87)	34.49	33.42	[d]	5,808	1.14	[c]	.01	1.14	[c]	1.90	[c]	21
$(.58)	$41.59	7.72	% [b,d]	$274,389	1.31%[a]		—%	1.31%[a,c]		.94%[a,c]		4%[b]
(1.01)	39.12	16.76	[d]	185,474	1.29	[c]	.01	1.29	[c]	.92	[c]	12
(.87)	34.43	33.20	[d]	59,472	1.31	[c]	.01	1.31	[c]	1.46	[c]	21

$(.07)	$8.67	3.77	% [b,d]	$139,329	1.01%[a]		—%	1.01%[a]		1.13%[a]		122%[b]
(.08)	8.42	7.32	[d]	139,148	.93	[c]	.05	.93	[c]	.48	[c]	216
(.03)	7.92	18.07	[d]	231,523	.98	[c]	.01	.98	[c]	.91	[c]	234
—	6.74	(20.13)		256,108	.95		—	.95		.60		317
(1.82)	8.44	(45.53)		437,201	.89		—	.89		.18		63
(1.52)	17.56	(1.58)		1,247,082	.89		—	.89		.10		103
$(.05)	$8.68	3.68	% [b,d]	$34	1.26%[a]		—%	1.26%[a]		1.10%[a]		122%[b]
(.08)	8.42	7.31	[d]	29	1.19	[c]	.05	1.19	[c]	.37	[c]	216
(.03)	7.92	18.07	[d]	—	N/A	[e]	—	N/A	[e]	N/A	[e]	234
$(.04)	$8.68	3.65	% [b,d]	$3,679	1.40%[a,c]		.04%[a]	1.40%[a,c]		.76%[a,c]		122%[b]
(.07)	8.41	7.04	[d]	3,128	1.39	[c]	.04	1.39	[c]	.32	[c]	216
(.03)	7.92	18.02	[d]	383	1.40	[c]	.01	1.40	[c]	.49	[c]	234

INTERNATIONAL EQUITY

Harbor Fixed Income Funds
Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Shenkman Capital
  Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Mark Shenkman
Portfolio Manager
Frank Whitley
Portfolio Manager
Mark Flanagan, CFA, CPA
Portfolio Manager
Robert Stricker, CFA
Portfolio Manager
Steven Schweitzer
Portfolio Manager
Mark Shenkman, Frank Whitley and Mark Flanagan have co-managed the Fund since its inception in 2002. Robert Stricker joined the portfolio management team in 2003. Steven Schweitzer joined the team in 2004.
INVESTMENT GOAL
Total return.
PRINCIPAL STYLE CHARACTERISTICS
High-yield bonds.

 TOP TEN HOLDINGS (% of net assets)

Crown Castle International Corp.	1.3%
Edison Mission Energy	1.0%
Cablevision Systems Corp.	0.9%
Brickman Group Ltd. Series B	0.8%
National Waterworks Inc. Series B	0.8%
AirGate PCS Inc.	0.8%
Equistar Chemicals LP	0.8%
Alpha Natural Resources LLC	0.8%
Rockwood Specialties Group Inc.	0.8%
Global Cash Access LLC	0.7%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The six-month period ended April 30, 2005, represented a roller coaster ride for high-yield investors. The market rallied sharply in the last two months of 2004; dipped slightly in January as investors caught their collective breath; rebounded in February as a paucity of new issues and strong secondary demand tightened spreads to near-record levels; and then closed out the period with two difficult months in March and April. The market’s sharp correction in March was driven by significant outflows from U.S. mutual funds, the pull-back of capital by broker-dealers, and concerns over a possible downgrade of General Motors to below investment grade, along with the potential impact of such a large “fallen angel” on the market.
Sentiment in the high-yield market changed significantly in the first quarter of 2005 as investors’ appetite for risk abated. During the quarter, lower-quality issues performed the worst, as triple C credits and below returned a -2.26%, versus double B credits, which generated a -1.33% return, and single B credits, which posted a -1.26% return. Technicals for the overall market deteriorated in the first quarter. Mutual fund outflows during the quarter were $4.2 billion versus $1.8 billion in the first quarter of 2004. The average price of the Merrill Lynch High-Yield Master II Index fell from $104.04 at December 2004 to $98.42 at the end of April. Yield spreads tightened to near-record levels in February at 307 basis points, as measured by the CSFB High-Yield Index, but then widened out in April to 431 basis points.
Key economic reports in the closing days of the reporting period confirmed that inflation was remaining within a reasonable range and that job growth, although lower than expected, was still at a high enough level to allow the unemployment rate to improve. In April, the Federal Reserve continued its “measured pace” and raised the federal funds rate for the seventh time in seven meetings. For the six-month period, the Fed raised the fed funds rate 100 basis points, bringing it to 2.75%. However, the March increase represented the first time the Fed expressed concerns that inflation may be intensifying. The Fed’s carefully worded warning may be warranted, as oil prices hit a 22-year high and the broad commodity index hit a 24-year high during the first quarter of 2005.
Portfolio Commentary
The Harbor High-Yield Bond Fund posted a negative return for the fiscal half-year and slightly lagged its benchmark during this difficult period. Although the automotive industry was the worst performing sector in the high-yield market, the Fund benefited by both its positive credit selection and underweighting of this sector. Additionally, decisive credit selection in the cable, consumer products, gaming, and health care sectors positively contributed to the portfolio’s performance. The Fund was negatively impacted by its weighting and credit selection in the telecom and broadcasting sectors.

FIXED INCOME

Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY—Continued

We believe that interest rates should continue to increase over the balance of the year. Therefore, the portfolio is positioned with a duration lower than that of the overall market. Moreover, the portfolio will maintain an underweighted position in double B credits, as this rating category could be more susceptible to rising interest rates. The overall credit quality of the Fund’s holdings remained solid, as the portfolio had an average price of approximately $101 and an average rating of B3/B at the end of the period.
Outlook
The high-yield market may suffer some further price pressures over the next few months. However, we believe that spreads in the high-yield market are a function of default rates, not interest rates. The U.S. economy should continue to generate respectable growth over the foreseeable future, providing a favorable environment for companies to service their debt. Moreover, most high-yield issuers have already refinanced their high-cost debt, which should limit the number of “liquidity” events over the near term. Accordingly, we believe that default rates should stay near their historically low levels of approximately 2% to 2.5% over the next 12 months.
With speculative fervor cooling in the high-yield market, credit skills should become a more important element of success. Broad portfolio diversification and the ability to differentiate between average and weak credits are likely to be critical to achieving relatively strong performance in the months ahead. As spreads widen and opportunities arise to improve portfolio yields, the pendulum should swing to a buyers’ market once again. From a fundamental perspective, the key underpinnings of the market remain intact: a growing U.S. economy, increasing corporate profits, and a low default rate environment. We continue to believe that high-yield bonds should show favorable relative performance over the next 12 months compared to other fixed income sectors.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002
RETIREMENT CLASS
Fund #: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002
INVESTOR CLASS
Fund #: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	256
Total Net Assets (000s)	$72,209
Average Market Coupon	8.4%
Yield to Maturity	7.9%
Weighted Average Maturity	7.7 years
Weighted Average Duration	3.9 years
Weighted Average Credit Quality	B3/B
R-Squared	97.5
Beta vs Merrill Lynch High-Yield Master II Index	0.9
Portfolio Turnover Rate (6-month period ended 04-30-2005)	23%
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-01-2002 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor High-Yield Bond Fund

Institutional Class	-0.34%	5.94%	N/A	10.93%	$12,841
Retirement Class	-0.34	5.95	N/A	10.74	12,787
Investor Class	-0.55	5.48	N/A	10.53	12,730

Comparative Indices

Merrill Lynch High-Yield Master II	0.00%	6.49%	6.49%	15.12%	$14,054
CSFB High-Yield	0.65	6.92	8.03	15.60	14,195

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index and the CSFB High-Yield Index. The Fund has changed its benchmark index from the CSFB High-Yield Index to the Merrill Lynch High-Yield Master II Index because the Merrill Lynch Index provides greater transparency of the composition and characteristics of the index than does the CSFB Index. Greater transparency allows the Fund to enhance its analysis of its performance relative to the benchmark. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1.00% against shares that are held for less than 9 months.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.84%
Total Net Assets (000s):
  $68,346
RETIREMENT CLASS
Expense Ratio: N/Aa
Total Net Assets (000s):
  $1
INVESTOR CLASS
Expense Ratio: 1.27%
Total Net Assets (000s):
  $3,862

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$996.58	$4.16
Hypothetical (5% return)	1,000.00	1,020.52	4.21

Retirement Class
Actual[1]	$1,000.00	$996.63	$5.40	[a]
Hypothetical (5% return)	1,000.00	1,019.28	5.46	[a]

Investor Class
Actual	$1,000.00	$994.54	$6.28
Hypothetical (5% return)	1,000.00	1,018.39	6.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
a	Assets in this class were too small to incur expense for the period ended April 30, 2005. If assets in this class were larger, the expense ratio would have been approximately 1.09%.
1	Assets were too small for class-level expenses to affect total return.

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 9.0%)

Media	11.3
Commercial Services & Supplies	9.7
Hotels Restaurants & Leisure	9.4
Wireless Telecommunication Services	7.8
Chemicals	7.4
Aerospace & Defense	4.8
Diversified Telecommunication Services	4.0
Electric Utilities	3.9
Health Care Providers & Services	3.2
Household Durables	3.2
Building Products	3.0
Household Products	2.8
Containers & Packaging	2.7
Textiles & Apparel	1.8
Food & Drug Retailing	1.5
Paper & Forest Products	1.5
Food Products	1.4
Gas Utilities	1.4
Pharmaceuticals	1.3
Energy Equipment & Services	1.2
Oil & Gas	1.2
Communications Equipment	1.1
Health Care Equipment & Supplies	1.1
Metals & Mining	1.1
Beverages	0.8
Leisure Equipment & Products	0.7
Specialty Retail	0.7
Machinery	0.6
Auto Components	0.3
Multiline Retail	0.1

COMMON STOCKS—0.4%
(Cost $302)
		Value
Shares		(000s)

MEDIA—0.4%
10,000	EchoStar Communications Corp. Cl. A	$290

CORPORATE BONDS & NOTES—86.2%
Principal
Amount
(000s)

AEROSPACE & DEFENSE—4.8%
	Argo-Tech Corp.
$250	9.250%— 06/01/2011	269
	Armor Holdings Inc.
250	8.250%— 08/15/2013	266
	Aviall Inc.
350	7.625%— 07/01/2011	360
	BE Aerospace Inc.
100	8.875%— 05/01/2011	101
	BE Aerospace Inc. Series B
100	8.000%— 03/01/2008	100
150	8.500%— 10/01/2010	162

		262

	Communications & Power Industrials Inc.
250	8.000%— 02/01/2012	242
	Esterline Technologies Corp.
150	7.750%— 06/15/2013	158
	K&F Acquisition Inc.
200	7.750%— 11/15/2014[5]	197
	Sequa Corp.
500	9.000%— 08/01/2009	530
	Standard Aero Holdings Inc.
300	8.250%— 09/01/2014[5]	309
	Titan Corp
250	8.000%— 05/15/2011	262
	Transdigm Inc.
500	8.375%— 07/15/2011	512

		3,468

AUTO COMPONENTS—0.3%
	Accuride Corp.
100	8.500%— 02/01/2015[5]	95
	Goodyear Tire & Rubber Co.
100	7.857%— 08/15/2011	90

		185

BEVERAGES—0.8%
	Le-Nature’s Inc.
250	9.000%— 06/15/2013[5]	270
	Reddy Ice Group Inc.
250	8.875%— 08/01/2011	282

		552

BUILDING PRODUCTS—3.0%
	Associated Materials Inc.
250	9.750%— 04/15/2012	267
	Builders FirstSource Inc.
250	7.024%— 02/15/2012[1,5]	244
	Collins & Aikman Floor Cover Series B
150	9.750%— 02/15/2010	158
	Euramax International Inc.
400	8.500%— 08/15/2011	426
	Interface Inc.
250	7.300%— 04/01/2008	248
250	10.375%— 02/01/2010	269

		517

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

BUILDING PRODUCTS—Continued
	Norcraft Cos. LP
$400	9.000%— 11/01/2011	$402
	Nortek Inc.
150	8.500%— 09/01/2014	133
	Ply Gem Industries Inc.
50	9.000%— 02/15/2012	44

		2,191

CHEMICALS—6.6%
	Borden US Finance Corp.
250	9.000%— 07/15/2014[5]	251
	Equistar Chemicals LP
500	10.625%— 05/01/2011	560
	Huntsman Advanced Materials LLC
400	11.000%— 07/15/2010[5]	458
	Huntsman International LLC
152	10.125%— 07/01/2009	158
	Huntsman LLC
99	11.500%— 07/15/2012[5]	114
130	11.625%— 10/15/2010	151

		265

	Innophos Inc.
300	8.875%— 08/15/2014[5]	312
	Koppers Inc.
250	9.875%— 10/15/2013	269
	Lyondell Chemical Co.
250	10.500%— 06/01/2013	289
250	10.875%— 05/01/2009	260

		549

	Millennium America Inc.
150	9.250%— 06/15/2008	160
	Nalco Co.
300	8.875%— 11/15/2013	309
	PQ Corp.
250	7.500%— 02/15/2013[5]	244
	Resolution Performance Products Inc.
400	13.500%— 11/15/2010	435
	Rockwood Specialties Group Inc.
250	7.500%— 11/15/2014[5]	244
500	10.625%— 05/15/2011	551

		795

		4,765

COMMERCIAL SERVICES & SUPPLIES—9.7%
	Aearo Co.
400	8.250%— 04/15/2012	404
	Alderwoods Group Inc.
250	7.750%— 09/15/2012[5]	260
	Allied Waste North America Series B
150	7.375%— 04/15/2014	132
200	8.875%— 04/01/2008	206

		338

	Brickman Group Ltd. Series B
500	11.750%— 12/15/2009	568
	Buhrmann US Inc.
250	8.250%— 07/01/2014	251
	Carriage Services Inc.
350	7.875%— 01/15/2015[5]	354
	Casella Waste Systems Inc.
200	9.750%— 02/01/2013	219
	Coinmach Corp.
200	9.000%— 02/01/2010	205
	Corrections Corp of America
250	7.500%— 05/01/2011	259
	Da-Lite Screen Co. Inc.
300	9.500%— 05/15/2011	329
	DynCorp
200	9.500%— 02/15/2013[5]	193
	General Binding Corp.
350	9.375%— 06/01/2008	354
	Iron Mountain Inc.
250	7.750%— 01/15/2015	240
	JohnsonDiversey Holdings Inc.
250	10.670%— 05/15/2013[2]	199
	Jostens Corp.
150	7.625%— 10/01/2012	151
	Monitronics International Inc.
250	11.750%— 09/01/2010	268
	National Waterworks Inc. Series B
500	10.500%— 12/01/2012	566
	Norcross Safety Products LLC Series B
250	9.875%— 08/15/2011	265
	Polypore Inc.
200	8.750%— 05/15/2012	170
	Service Corp International
150	7.700%— 04/15/2009	156
	Synagro Technologies Inc.
400	9.500%— 04/01/2009	431
	United Rentals North America Inc.
150	7.000%— 02/15/2014	136
	Valmont Industries Inc.
250	6.875%— 05/01/2014	246
	Wesco Distribution Inc. Series B
303	9.125%— 06/01/2008	308
	Williams Scotsman Inc.
150	9.875%— 06/01/2007	148

		7,018

COMMUNICATIONS EQUIPMENT—1.1%
	Lucent Technologies Inc.
100	5.500%— 11/15/2008	98
550	6.450%— 03/15/2029	467

		565

	Telcordia Technologies Inc.
250	10.000%— 03/15/2013[5]	243

		808

CONTAINERS & PACKAGING—1.8%
	AEP Industries Inc.
250	7.875%— 03/15/2013[5]	249
	BWAY Corp.
250	10.000%— 10/15/2010	254
	Graphic Packaging International Inc.
150	9.500%— 08/15/2013	150
	Jefferson Smurfit Corp.
250	7.500%— 06/01/2013	235
	Owens-Brockway Glass Container Inc.
200	7.750%— 05/15/2011	212
	Stone Container Finance
250	7.375%— 07/15/2014	231

		1,331

DIVERSIFIED TELECOMMUNICATION SERVICES—4.0%
	Call-Net Enterprises Inc.
150	10.625%— 12/31/2008	158

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Cincinnati Bell Inc.
$400	7.250%— 07/15/2013	$389
100	8.375%— 01/15/2014	96

		485

	Citizens Communications Co.
200	6.250%— 01/15/2013	187
	Insight Communications Co. Inc.
250	12.250%— 02/15/2011[2]	248
	Insight Midwest LP
100	9.750%— 10/01/2009	105
250	10.500%— 11/01/2010	267

		372

	LCI International Inc.
250	7.250%— 06/15/2007	229
	MCI Inc.
150	8.735%— 05/01/2014	163
	Qwest Capital Funding Inc.
250	7.000%— 08/03/2009	227
	Qwest Communications International
150	7.500%— 02/15/2014[5]	142
	Qwest Corp.
100	7.875%— 09/01/2011[5]	102
	Qwest Services Corp.
100	13.500%— 12/15/2010[5]	113
	Time Warner Telecom Holdings Inc.
200	9.250%— 02/15/2014[5]	183
	Valor Telecommunications Enterprises LLC
300	7.750%— 02/15/2015[5]	289

		2,898

ELECTRIC UTILITIES—3.2%
	Allegheny Energy Supply
200	8.250%— 04/15/2012[5]	214
	Centerpoint Energy Inc.
225	2.875%— 01/15/2024[3,5]	235
	Edison Mission Energy
700	7.730%— 06/15/2009	721
150	10.000%— 08/15/2008	165

		886

	Inergy LP
150	6.875%— 12/15/2014[5]	143
	Mission Energy Holding Co.
250	13.500%— 07/15/2008	294
	MSW Energy Holdings LLC
45	8.500%— 09/01/2010	47
	MSW Energy Holdings LLC Series B
250	7.375%— 09/01/2010	250
	Texas Genco LLC
250	6.875%— 12/15/2014[5]	246

		2,315

ENERGY EQUIPMENT & SERVICES—1.2%
	Compagnie Generale de Geophysique SA
100	7.500%— 05/15/2015[5]	100
	Gulfmark Offshore Inc.
350	7.750%— 07/15/2014[5]	355
	Suburban Propane Partners LP
250	6.875%— 12/15/2013	241
	Transmontaigne Inc.
150	9.125%— 06/01/2010	156

		852

FOOD & DRUG RETAILING—1.5%
	Ingles Markets Inc.
350	8.875%— 12/01/2011	351
	Rite Aid Corp.
350	4.750%— 12/01/2006[3]	344
250	8.125%— 05/01/2010	245

		589

	Stater Brothers Holdings
150	8.125%— 06/15/2012	140

		1,080

FOOD PRODUCTS—1.4%
	B&G Foods Inc.
200	8.000%— 10/01/2011	207
	Del Monte Corp.
150	6.750%— 02/15/2015[5]	145
350	8.625%— 12/15/2012	376

		521

	Dole Food Co. Inc.
53	8.875%— 03/15/2011	56
	Michael Foods Inc.
250	8.000%— 11/15/2013	258

		1,042

GAS UTILITIES—1.4%
	El Paso-Coastal Corp.
250	6.375%— 02/01/2009	239
250	9.625%— 05/15/2012	266

		505

	El Paso Corp.
150	7.875%— 06/15/2012	147
	SEMCO Energy Inc.
250	7.750%— 05/15/2013	254
	Tennessee Gas Pipeline Co.
100	7.500%— 04/01/2017	108

		1,014

HEALTH CARE EQUIPMENT & SUPPLIES—1.1%
	Kinetic Concepts Inc.
325	7.375%— 05/15/2013	340
	Medical Device Manufacturing Inc. Series B
200	10.000%— 07/15/2012	215
	VWR International Inc.
250	8.000%— 04/15/2014	234

		789

HEALTH CARE PROVIDERS & SERVICES—3.2%
	Beverly Enterprises Inc.
350	7.875%— 06/15/2014	385
	DaVita Inc.
350	7.250%— 03/15/2015[5]	342
	Genesis HealthCare Corp.
250	8.000%— 10/15/2013	265
	Omega Healthcare Investors Inc.
250	7.000%— 04/01/2014	242
	Psychiatric Solutions Inc.
167	10.625%— 06/15/2013	185
	Select Medical Corp.
350	7.625%— 02/01/2015[5]	346
	Triad Hospitals Inc.
250	7.000%— 11/15/2013	251
	Vanguard Health Holding Co. II LLC
250	9.000%— 10/01/2014	262

		2,278

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

HOTELS RESTAURANTS & LEISURE—9.4%
	Alliance Laundry Systems
$100	8.500%— 01/15/2013	$97
	AMC Entertainment
250	8.625%— 08/15/2012[5]	261
	American Casino & Entertainment Properties LLC
250	7.850%— 02/01/2012	261
	Argosy Gaming Co.
250	9.000%— 09/01/2011	274
	Aztar Corp.
250	7.875%— 06/15/2014	263
	Carrols Corp.
250	9.000%— 01/15/2013[5]	258
	Cinemark Inc.
400	9.750%— 03/15/2014[2]	277
	Felcor Lodging LP
400	8.500%— 06/01/2011	430
	Gaylord Entertainment Co.
350	8.000%— 11/15/2013	353
	Global Cash Access LLC
500	8.750%— 03/15/2012	540
	Herbst Gaming Inc.
250	8.125%— 06/01/2012	262
	HMH (Host Marriott) Series B
6	7.875%— 08/01/2008[3]	6
	Host Marriott LP
150	3.250%— 04/15/2024[5]	162
	Inn of the Mountain Gods Resort & Casino
300	12.000%— 11/15/2010	353
	Isle of Capri Casinos Inc.
250	7.000%— 03/01/2014	244
	John Q. Hammons Hotels LP Series B
150	8.875%— 05/15/2012	160
	Kerzner International Ltd.
100	2.375%— 04/15/2024[3,5]	108
250	8.875%— 08/15/2011	269

		377

	Mandalay Resort Group Series B
300	10.250%— 08/01/2007	331
	NCL Corp.
250	10.625%— 07/15/2014[5]	258
	Penn National Gaming Inc.
250	8.875%— 03/15/2010	267
	Pinnacle Entertainment Inc.
400	8.250%— 03/15/2012	394
	Seneca Gaming Corp.
250	7.250%— 05/01/2012	249
	Silver Legacy Resort Casino
300	10.125%— 03/01/2012	324
	Town Sports International
250	9.625%— 04/15/2011	258
	Wynn Las Vegas LLC
150	6.625%— 12/01/2014[5]	141

		6,800

HOUSEHOLD DURABLES—3.2%
	Alltrista Corp.
250	9.750%— 05/01/2012	268
	American Achievement Corp.
350	8.250%— 04/01/2012	361
	Goodman Global Holding Co. Inc.
500	5.760%— 06/15/2012[1,5]	480
150	7.875%— 12/15/2012[5]	133

		613

	MAAX Corp.
150	9.750%— 06/15/2012	150
	Samsonite Corp.
250	8.875%— 06/01/2011	259
	Sealy Mattress Co.
250	8.250%— 06/15/2014	254
	Simmons Bedding Co.
400	7.875%— 01/15/2014	386

		2,291

HOUSEHOLD PRODUCTS—2.8%
	Central Garden & Pet Co.
500	9.125%— 02/01/2013	540
	DEL Laboratories Inc.
250	8.000%— 02/01/2012[5]	237
	Elizabeth Arden Inc.
250	7.750%— 01/15/2014	253
	Jafra Cosmetics International Inc.
163	10.750%— 05/15/2011	184
	Nebraska Book Co. Inc.
300	8.625%— 03/15/2012	286
	Playtex Products Inc.
250	9.375%— 06/01/2011	261
	Prestige Brands Inc. Series B
150	9.250%— 04/15/2012	155
	Spectrum Brands (f/k/a Rayovac Corp.)
100	7.375%— 02/01/2015[5]	98

		2,014

LEISURE EQUIPMENT & PRODUCTS—0.7%
	Leslie’s Poolmart Inc.
150	7.750%— 02/01/2013[5]	149
	Riddell Bell Holdings Inc.
350	8.375%— 10/01/2012[5]	354

		503

MACHINERY—0.6%
	Dresser-Rand Group Inc.
100	7.375%— 11/01/2014[5]	98
	Mueller Group Inc.
300	10.000%— 05/01/2012	324

		422

MEDIA—10.4%
	Advanstar Communications Inc.
200	10.750%— 08/15/2010	220
	Advanstar Communications Inc. Series B
500	12.000%— 02/15/2011	535
	Affinity Group Inc.
300	9.000%— 02/15/2012	303
	Allbritton Communications Co.
250	7.750%— 12/15/2012	239
	Cablevision Systems Corp.
600	7.880%— 04/01/2009[1,5]	615
	Cadmus Communications Corp.
300	8.375%— 06/15/2014	315
	CanWest Media Inc.
350	10.625%— 05/15/2011	381
	CBD Media Holdings LLC
250	9.250%— 07/15/2012	246
	Citadel Broadcasting Corp.
250	1.875%— 02/15/2011[3,5]	190
	Corus Entertainment Inc.
150	8.750%— 03/01/2012	160

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

MEDIA—Continued
	Dex Media Inc.
$250	8.000%— 11/15/2013	$259
100	9.000%— 11/15/2013[2]	76

		335

	EchoStar Communications Corp.
100	5.750%— 05/15/2008[3]	98
	Emmis Operating Co.
250	6.875%— 05/15/2012	248
	Gray Television Inc.
250	9.250%— 12/15/2011	272
	Houghton Mifflin Co.
200	8.250%— 02/01/2011	201
	LBI Media Inc.
250	10.125%— 07/15/2012	276
	Lodgenet Entertainment Corp.
150	9.500%— 06/15/2013	162
	Mediacom Communications Corp.
500	5.250%— 07/01/2006[3]	493
	Nexstar Finance Holdings LLC
250	11.375%— 04/01/2013[2]	193
	Nexstar Finance Inc.
250	7.000%— 01/15/2014	230
	Sinclair Broadcast Group Inc.
450	4.875%— 07/15/2018[2]	389
250	8.000%— 03/15/2012	249

		638

	Sun Media Corp.
250	7.625%— 02/15/2013	256
	Susquehanna Media Co.
250	7.375%— 04/15/2013	260
	Telenet Group Holding NV
500	11.500%— 06/15/2014[2,5]	377
	Yell Finance BV
260	13.500%— 08/01/2011[2]	260

		7,503

METALS & MINING—1.1%
	Alpha Natural Resources LLC
500	10.000%— 06/01/2012[5]	557
	Foundation PA Coal Co.
250	7.250%— 08/01/2014	258

		815

MULTILINE RETAIL—0.1%
	Saks Inc.
100	2.000%— 03/15/2024[3]	99

OIL & GAS—1.1%
	Comstock Resources Inc.
300	6.875%— 03/01/2012	294
	Delta Petroleum Corp.
100	7.000%— 04/01/2015[5]	95
	Encore Acquisition Co.
210	8.375%— 06/15/2012	222
	Harvest Operations Corp.
150	7.875%— 10/15/2011	148

		759

PAPER & FOREST PRODUCTS—1.5%
	Boise Cascade LLC
250	6.016%— 10/15/2012[1,5]	249
	Caraustar Industries Inc.
250	9.875%— 04/01/2011	246
	Georgia Pacific Corp.
150	7.375%— 07/15/2008	157
100	8.125%— 05/15/2011	110

		267

	MDP Acquisitions plc
250	9.625%— 10/01/2012	249
	Norske Skog Canada Ltd.
100	7.375%— 03/01/2014	94

		1,105

PHARMACEUTICALS—1.3%
	Herbalife Ltd.
150	9.500%— 04/01/2011	160
	NBTY Inc. Series B
250	8.625%— 09/15/2007	252
	Teva Pharmaceutical Finance LLC Cl. A
100	0.500%— 02/01/2024[3]	101
	Warner Chilcott Corp.
400	8.750%— 02/01/2015[5]	394

		907

SPECIALTY RETAIL—0.7%
	Hines Nurseries Inc.
150	10.250%— 10/01/2011	158
	Petro Stopping Centers LP
350	9.000%— 02/15/2012	350

		508

TEXTILES & APPAREL—1.8%
	Broder Bros Co.
150	11.250%— 10/15/2010	160
	Levi Strauss & Co.
250	7.730%— 04/01/2012[1,5]	231
150	12.250%— 12/15/2012	160

		391

	Oxford Industries Inc.
250	8.875%— 06/01/2011	260
	Perry Ellis International Inc. Series B
250	8.875%— 09/15/2013	255
	Phillips-Van Heusen Corp.
250	8.125%— 05/01/2013	259

		1,325

WIRELESS TELECOMMUNICATION SERVICES—6.4%
	AirGate PCS Inc.
550	6.891%— 10/15/2011[1,5]	565
	Alamosa Inc.
250	8.500%— 01/31/2012	260
	American Cellular Corp. Series B
400	10.000%— 08/01/2011	376
	American Tower Corp.
150	3.000%— 08/15/2012[3,5]	154
	Centennial Communications Corp.
500	8.125%— 02/01/2014	501
150	10.125%— 06/15/2013	165

		666

	Intelsat Bermuda Ltd.
250	7.805%— 01/15/2012[1,5]	252
	New Skies Satellites NV
150	7.438%— 11/01/2011[1,5]	153
	Nextel Communications Inc.
250	5.250%— 01/15/2010[3]	249

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

WIRELESS TELECOMMUNICATION SERVICES—Continued
	PanAmSat Corp.
$130	9.000%— 08/15/2014	$136
	PanAmSat Holding Corp.
200	10.375%— 11/01/2014[2,5]	129
	Rogers Wireless Communications Inc.
300	8.000%— 12/15/2012	309
	Rural Cellular Corp.
500	8.250%— 03/15/2012	509
200	9.875%— 02/01/2010	201

		710

	SBA Telecommunications Inc.
250	9.750%— 12/15/2011[2]	219
	UbiquiTel Operating Co.
100	9.875%— 03/01/2011	109
	Western Wireless Corp.
300	9.250%— 07/15/2013	344

		4,631

TOTAL CORPORATE BONDS & NOTES (Cost $61,690)		62,268

PREFERRED STOCKS—4.4%
Shares

CHEMICALS—0.8%
	Celanese Corp.
10,000	4.250%— 12/31/2049	227
	Huntsman Corp.
8,000	5.000%— 02/16/2008	374

		601

CONTAINERS & PACKAGING—0.9%
	Owens-Illnois Inc.
4,000	4.750%— 12/31/2049	161
	Smurfit-Stone Container Corp. Series A PIK[4]
19,500	7.000%— 02/15/2012	468

		629

ELECTRIC UTILITIES—0.7%
	NRG Energy Inc.
500	4.000%— 12/31/2049[5]	488

MEDIA—0.5%
	Emmis Communications Corp. Series A
1,700	6.250%— 12/31/2049	66
	Spanish Broadcasting System Series B PIK[4]
262	10.750%— 10/15/2013	282

		348

OIL & GAS—0.1%
	Chesapeake Energy Corp.
1,000	5.000%— 12/31/2049[5]	99

WIRELESS TELECOMMUNICATION SERVICES—1.4%
	Crown Castle International Corp.
20,000	6.250%— 08/15/2012	966

TOTAL PREFERRED STOCKS (Cost $3,047)		3,131

SHORT-TERM INVESTMENTS—6.3%
(Cost $4,544)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$4,544	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.250% collateralized by a U.S. Treasury Bond (market value $4,639).	4,544

TOTAL INVESTMENTS—97.3% (Cost $69,583)		70,233
CASH AND OTHER ASSETS, LESS LIABILITIES—2.7%		1,976

TOTAL NET ASSETS—100.0%		$72,209

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2005.

2	Step coupon security.

3	Convertible bond.

4	Payment-in-kind security.

5	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors) and are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2005, the securities were valued at $14,277 or 19.77% of net assets, as shown below:

	Cost	Value
Security	(000s)	(000s)	Acquisition Date(s)

Accuride Corp.	$100	$95	01/26/2005
AEP Industries Inc.	250	249	03/10/2005
AirGate PCS Inc.	570	565	11/29/2004 – 01/06/2005
Alderwoods Group Inc.	251	260	08/05/2004
Allegheny Energy Supply	205	214	01/20/2004
Alpha Natural Resources LLC	500	557	05/13/2004
AMC Entertainment	250	261	08/06/2004
American Tower Corp.	158	154	10/13/2004 – 10/15/2004

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

	Cost	Value
Security—(Continued)	(000s)	(000s)	Acquisition Date(s)

Boise Cascade LLC	$250	$249	10/15/2004
Borden US Finance Corp.	250	251	08/04/2004
Builders FirstSource Inc.	250	244	02/08/2005
Cablevision Systems Corp.	620	615	06/10/2004 – 04/06/2005
Carriage Services Inc.	353	354	01/20/2005 – 04/12/2005
Carrols Corp.	254	258	12/09/2004
Centerpoint Energy Inc.	233	235	01/16/2004 – 01/20/2004
Chesapeake Energy Corp.	100	99	04/13/2005
Citadel Broadcasting Corp.	240	190	03/11/2004 – 03/25/2004
Compagnie Generale de Geophysique SA	100	100	04/29/2005
DaVita Inc.	351	342	03/15/2005
DEL Laboratories Inc.	248	237	01/19/2005
Del Monte Corp.	148	145	04/25/2005
Delta Petroleum Corp.	100	95	03/14/2005
Dresser-Rand Group Inc.	101	98	10/14/2004
DynCorp	200	193	02/01/2005
Goodman Global Holding Co. Inc.	654	613	12/15/2004
Gulfmark Offshore Inc.	349	355	07/14/2004 – 07/19/2004
HMH (Host Marriott)	147	162	03/10/2004
Huntsman Advanced Materials LLC	430	458	06/23/2003 – 06/04/2004
Huntsman LLC	99	114	06/15/2004
Inergy LP	144	143	04/20/2005
Innophos Inc.	300	312	08/03/2004
Intelsat Bermuda Ltd.	250	252	01/24/2005
K&F Acquisition Inc.	203	197	11/05/2004
Kerzner International Ltd.	102	108	04/22/2004
Le-Nature’s Inc.	258	270	06/21/2004
Leslie’s Poolmart Inc.	150	149	01/19/2005
Levi Strauss & Co.	250	231	03/07/2005
NCL Corp.	250	258	07/09/2004
New Skies Satellites NV	150	153	04/15/2005
NRG Energy Inc.	515	488	12/15/2004
PanAmSat Holding Corp.	136	129	12/16/2004 – 01/04/2005
PQ Corp.	250	244	02/03/2005
Qwest Communications International	143	142	10/13/2004
Qwest Corp.	100	102	08/16/2004
Qwest Services Corp.	117	113	10/13/2004
Riddell Bell Holdings Inc.	355	354	09/23/2004
Rockwood Specialties Group Inc.	254	244	11/05/2004
Select Medical Corp.	350	346	02/03/2005
Spectrum Brands (f/k/a Rayovac Corp.)	99	98	03/17/2005
Standard Aero Holdings Inc.	301	309	08/17/2004
Telcordia Technologies Inc.	250	243	03/11/2005
Telenet Group Holding NV	344	377	12/17/2003 – 01/04/2005
Texas Genco LLC	250	246	12/08/2004
Time Warner Telecom Holdings Inc.	203	183	03/15/2005 – 03/21/2005
Valor Telecommunications Enterprises LLC	302	289	02/08/2005 – 02/09/2005
Warner Chilcott Corp.	400	394	01/13/2005
Wynn Las Vegas LLC	150	141	11/22/2004

	$14,337	$14,277

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Pacific Investment
 Management Company LLC
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
  92658-6430
William Gross
Portfolio Manager
Bill Gross has managed the Fund since its inception in 1987.
INVESTMENT GOAL
Total return.
PRINCIPAL STYLE CHARACTERISTICS
Intermediate bonds with overall portfolio rated high quality.

 TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association TBA	24.7%
Republic of France	6.2%
Federal National Mortgage Association TBA	3.2%
Federal National Mortgage Association	2.6%
U.S. Treasury Notes	2.1%
U.S. Treasury Bonds	1.9%
U.S. Treasury Bonds	1.8%
French Republic	1.3%
Federal National Mortgage Association	1.2%
Kingdom of Spain	0.9%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Overview
During a period of volatile interest rates, the Harbor Bond Fund posted returns of 1.33% (Institutional Class) and 1.20% (Retirement Class) and outperformed its benchmark, the Lehman Brothers Aggregate Index, for the first half of the 2005 fiscal year. The Fund also continued to outperform the benchmark for the 12-month, 5-year, and 10-year periods ended April 30, 2005.
Market Environment
At the start of the reporting period, all fixed income sectors gained, as mortgages, corporates, and emerging market bonds outperformed. During the latter portion of the period the fixed income market gave up earlier gains, as bonds lost ground due to volatile interest rates and weakness in the credit markets related to concerns about the financial outlook for General Motors. The yield curve continued to flatten as the Fed continued with its “measured” tightening process. However, the broad fixed income market rallied in the final month of the six-month period, April 2005, as signs of decelerating economic growth, such as weaker-than-expected non-farm payrolls, slowing GDP growth, and declining consumer confidence, supported gains in the bond market.
The Fund’s investment process is based upon a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, focusing on the analysis and identification of undervalued securities. No single strategy dominates performance. Our total return approach relies on multiple sources of value added in a diversified portfolio. By combining perspectives from both the portfolio level and the individual securities level, we seek to add value consistently over time while incurring acceptable levels of portfolio risk.
During the six-month period the Fund’s performance was relatively stable despite a volatile market, as we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. Even though measures of inflation excluding energy and food remained relatively tame, the Fed still noted inflation pressure as it continued to increase the federal funds rate target to 2.75% during the fiscal half year. During this period oil prices surged toward $60 a barrel and other commodity prices climbed sharply as well. We maintained a focus on quality, as the average credit rating of securities in the Fund’s portfolio was held at AAA during the reporting period.
The Fund’s below-benchmark duration was a positive for the portfolio’s performance, as interest rates rose during the six-month period. However, our exposure to the short-to-intermediate sector of the yield curve was a negative, as the yield curve flattened. The Fund benefited from mortgage security selection, which offset the negative impact of a mortgage underweight through most of the period. A corporate underweight was a positive for the Fund, as concerns about earnings estimates and the overall financial condition of General Motors caused historically tight credit premiums to widen in the latter part of the period.

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY—Continued

Treasury Inflation Protected Securities (TIPS) helped performance, as nominal yields rose more than real yields. Exposure to eurozone issues contributed to performance, as interest rate pressures were milder in Europe than in the U.S. Emerging markets exposure was positive, as fundamentals such as trade surpluses and currency reserves continued to improve.
Outlook and Strategy
We expect the global economy to remain stable through the balance of calendar year 2005, led by modestly above-trend U.S. growth. In the U.S., the handoff from stimulative fiscal and monetary policy to a revived corporate sector is taking place. Another critical element of cyclical stability will be continued funding of the U.S. trade deficit by Asian central banks, which should contribute to relatively range-bound interest rates.
The risk to our forecast is that any number of shocks could disrupt global economic stability. Such disruption could be especially painful because the U.S. economy is highly leveraged and many financial markets appear to be fully valued. Catalysts that could erode stability include: 1) a pullback of U.S. consumption in response to a Fed policy mistake; 2) upside inflation surprises; 3) unexpected currency revaluations or reduction of U.S. dollar reserves by Asian central banks; 4) oil/commodity price shocks; 5) collapse of a leveraged investor; 6) geopolitical turmoil; and 7) trade protectionism.
We will look to add value and control risk via tactical flexibility. The duration target should be about neutral to the index when rates are near the top of our forecast range, but we may shorten it to about a half-year below the index if rates should approach the bottom of our range.
We plan to maintain a yield curve posture close to that of the index. However, to gain long maturity exposure, we will use TIPS and intermediate and longer-maturity eurozone bonds instead of more volatile Treasuries. We think that TIPS should benefit from low and stable real yields, as well as from larger inflation adjustments. Eurozone issues could benefit from lower expected inflation in Europe and demand by European pension funds to lengthen their asset duration.
Given full mortgage valuations, we may be able to add value via coupon and security selection. We should continue to tactically focus on the mortgage sector to boost income. Similar opportunities may exist with corporates, but with credit premiums near historic lows, we would expect any reduction in our corporate underweight to be small.
We believe that longer-term municipal securities offer attractive yields versus Treasuries compared to their historical relationship. Emerging market bonds, in our view, appear to offer another compelling source of yield in light of their improving credit fundamentals. Yen and emerging market currencies remain effective for hedging against expected U.S. dollar weakness. A weaker dollar over a secular time frame should help the U.S. work down its current account deficit.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Bond investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor Bond Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	188
Total Net Assets (000s)	$1,756,083
Average Market Coupon	3.2%
Yield to Maturity	4.6%
Weighted Average Maturity	6.3 years
Weighted Average Duration	4.3 years
Weighted Average Credit Quality	AAA
R-Squared	0.9
Beta vs LB AGG Index	1.0
Portfolio Turnover Rate (6-month period ended 04-30-2005)	164%
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1995 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Bond Fund

Institutional Class	1.33%	6.22%	8.19%	7.80%	$21,193
Retirement Class	1.20	5.96	7.95	7.54	20,692

Comparative Index

LB AGG	0.98%	5.26%	7.49%	7.14%	$19,924

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.58%
Total Net Assets (000s):
  $1,731,109
RETIREMENT CLASS
Expense Ratio: 0.83%
Total Net Assets (000s):
  $24,974

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,013.26	$2.90
Hypothetical (5% return)	1,000.00	1,021.81	2.91

Retirement Class
Actual	$1,000.00	$1,012.03	$4.14
Hypothetical (5% return)	1,000.00	1,020.57	4.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 24.3%)

Mortgage Pass-Through	40.7
Foreign Government Obligations	13.2
U.S. Government Obligations	8.4
Corporate Bonds & Notes	6.1
Collateralized Mortgage Obligations	3.1
Asset-Backed Securities	2.6
Municipal Bonds	1.5
Preferred Stocks	0.1

ASSET-BACKED SECURITIES—2.6%
Principal
Amount		Value
(000s)		(000s)

	Asset Backed Securities Corp Home Equity Loan Trust
	Series 2004-HE10 Cl. A1
$4,796	3.180%—09/25/2034[1,2]	$4,800
	Centex Home Equity
	Series 2004-B Cl. AV2
1,312	3.120%—03/25/2034[1,2]	1,313
	Colonial Advisory Services CBO I Ltd.
	Series 1A Cl. A
969	3.696%—06/20/2008[2]	967
	Countrywide Asset-Backed Certificates
	Series 2001-BC3 Cl. A
1,502	3.260%—12/25/2031[1,2]	1,504
	Credit-Based Asset Servicing and Securitization
	Series 2004-CB5 Cl. AV1
3,235	3.150%—09/25/2021[1,2]	3,237
	Fremont Home Loan Trust
	Series 2004-2 Cl. 2A1
2,126	3.170%—07/25/2034[1,2]	2,128
	HFC Home Equity Loan Asset-Backed Certificates
	Series 2003-1 Cl. A
3,065	3.340%—10/20/2032[1,2]	3,069
	Long Beach Mortgage Loan Trust
	Series 2003-1 Cl. A2
122	3.420%—03/25/2033[1,2]	122
	Nelnet Student Loan Trust
	Series 2004-4 Cl. A1
1,231	3.151%—04/25/2011[1,2]	1,231
	North Carolina State Education Authority
	Series 2000 Cl. G
79	3.070%—06/01/2009[1,2]	79
	Residential Asset Mortgage Products Inc.
	Series 2004-RS8 Cl. AII1
10,101	3.160%—05/25/2026[1,2]	10,109
	Sears Credit Account Master Trust
	Series 2002-4 Cl. A
15,400	3.084%—08/18/2009[1,2]	15,415
	Terwin Mortgage Trust
	Series 2004-10SL Cl. A2A
1,453	3.150%—09/25/2034[1,2,3]	1,453

TOTAL ASSET-BACKED SECURITIES (Cost $45,416)		45,427

COLLATERALIZED MORTGAGE OBLIGATIONS—3.1%
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
514	4.091%—11/25/2030[1,2]	517
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[6]
	Pass Thru Certificates
	Series 2003-1 Cl. 6A1
2,536	5.095%—04/25/2033[1,7]	2,517
	Series 2002-9 Cl. 2A
213	5.272%—10/25/2032[1,7]	214

		2,731

	Bear Stearns Alt-A Trust REMIC[6]
	Series 2005-4 Cl. 3A1
8,600	5.446%—05/25/2035[7]	8,711
	Federal Home Loan Banks
1,400	4.200%—02/05/2007[2]	1,301
	Federal Home Loan Mortgage Corp. REMIC[6]
599	3.404%—11/15/2030[1,2]	603
37	6.500%—02/15/2023[1,8]	1
11,993	7.000%—10/15/2030[1]	12,594
979	8.000%—08/15/2022	1,011
150	9.000%—12/15/2020[1]	150

		14,359

	Federal Home Loan Mortgage Corp. REMIC[6]
	Series 2003-25 Cl. KP
11,192	5.000%—04/25/2033[1]	11,041
	Federal National Mortgage Association
	Series 2002-W3 Cl. A3
3,789	6.000%—07/25/2024[1]	3,798
	Series 2003-W1 Cl. 1A1
1,432	6.500%—12/25/2042[1]	1,488

		5,286

	FHLMC Structured Pass Through Securities
3,092	3.866%—08/15/2032[1,7]	3,087
	First Nationwide Trust REMIC[6]
	Series 2001-3 Cl. 1A1
162	6.750%—08/25/2031	164
	IndyMac ARM Trust REMIC[6]
	Series 2001-H2 Cl. A2
96	6.631%—01/25/2032[2]	96
	Small Business Administration
	Pass Thru Certificates
	Series 2003-20I Cl. 1
921	5.130%—09/01/2023	937
	Series 2001-20A Cl. 1
3,020	6.290%—01/01/2021[1]	3,201
	Series 2000-P10 Cl. 1
805	7.450%—08/01/2010	864

		5,002

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal
Amount		Value
(000s)		(000s)

	Structured Asset Securities Corp. REMIC[6]
	Series 2002-1A Cl. 4A
$138	6.127%—02/25/2032[1,2]	$139
	Series 2001-21A Cl. 1A1
421	6.250%—01/25/2032[1,2]	432

		571

	Washington Mutual REMIC[6]
	Pass Thru Certificates
	Series 2002-AR11 Cl. A1
1,116	5.131%—10/25/2032[1,2]	1,131

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $53,721)		53,997

CORPORATE BONDS & NOTES—6.1%
	American Airlines Inc.
	Pass Thru Certificates
	Series 2001-2 Cl. A1
359	6.978%—04/01/2012	367
	American General Finance Corp. MTN[4]
1,100	3.093%—03/23/2007[1,2]	1,098
	Banponce Corp.
2,000	6.750%—12/15/2005[1]	2,032
	DaimlerChrysler North America Holding MTN[4]
10,600	3.150%—11/17/2006[1,2]	10,561
	Deutsche Telekom International Finance BV
9,700	8.250%—06/15/2005[1]	9,755
	El Paso CGP Co.
7,036	7.420%—02/15/2037[1]	6,121
8,000	7.500%—08/15/2006[1]	8,180

		14,301

	El Paso Corp. MTN[4]
400	8.050%—10/15/2030	377
	Ford Motor Credit Co.
10,300	3.750%—11/16/2006[1,2]	10,114
10,400	4.000%—03/21/2007[1,2]	10,126
400	6.875%—02/01/2006	405
3,500	7.600%—08/01/2005[1]	3,525

		24,170

	Ford Motor Credit Co. MTN[4]
2,500	3.540%—06/30/2005[2]	2,498
	France Telecom SA
7,100	7.450%—03/01/2006[1,5]	7,307
	General Motors Acceptance Corp.
5,600	7.500%—07/15/2005[1]	5,626
	General Motors Acceptance Corp. MTN[4]
1,200	4.395%—10/20/2005[2]	1,198
7,200	4.750%—05/19/2005[1,2]	7,202
1,700	5.250%—05/16/2005	1,700

		10,100

	Goldman Sachs Group Inc. MTN[4]
8,780	3.491%—07/23/2009[1,2]	8,825
	Pacific Gas & Electric Co.
1,750	3.820%—04/03/2006[1,2]	1,754
	PEMEX Project Funding Master Trust
1,000	8.625%—02/01/2022[5]	1,160
	Qwest Capital Funding Inc.
43	7.250%—02/15/2011	39
	Qwest Corp.
300	7.500%—06/15/2023	267
	Sprint Capital Corp.
2,400	6.000%—01/15/2007	2,465
1,100	6.125%—11/15/2008	1,157

		3,622

	UFJ Finance Aruba AEC
2,000	6.750%—07/15/2013	2,208
	United Airlines Inc.*
	Pass Thru Certificates
	Series 1993 Cl. C2
3,000	9.060%—06/17/2015[1]	1,474

TOTAL CORPORATE BONDS & NOTES (Cost $106,453)		107,541

FOREIGN GOVERNMENT OBLIGATIONS—13.2%
		Canadian Government Bond
C$	718	3.000%—12/01/2036	709
	1,500	5.750%—06/01/2033	1,411

			2,120

		Federal Republic of Germany
	€1,000	4.750%—07/04/2034	1,458
	2,000	5.500%—01/04/2031	3,217
	1,500	5.625%—01/04/2028	2,423

			7,098

		Federative Republic of Brazil
	$320	4.250%—04/15/2006[2]	321
	1,129	4.313%—04/15/2009[2]	1,105
	317	8.000%—04/15/2014	315
	4,800	8.840%—06/29/2009[2]	5,490
	1,970	11.000%—01/11/2012 – 08/17/2040	2,247
	300	11.250%—07/26/2007	336
	5,300	11.500%—03/12/2008[1]	6,029

			15,843

		Federative Republic of Brazil—Bearer
	1,136	4.250%—04/15/2006[2]	1,138
	1,153	4.313%—04/15/2012[2]	1,081

			2,219

		Kingdom of Spain
	11,800	4.200%—01/31/2037	15,692
	2,000	5.750%—07/30/2032	3,335

			19,027

		Republic of France
	85,500	0.000%—08/04/2005[9]	109,449
	1,200	4.000%—04/25/2055	1,549
	4,400	4.750%—04/25/2035	6,423
	13,400	5.750%—10/25/2032	22,318

			139,739

		Republic of Panama
	500	8.875%—09/30/2027	563
	3,480	9.375%—07/23/2012 – 01/16/2023	4,101
	5,000	9.625%—02/08/2011	5,888

			10,552

		Republic of Peru
	4,000	9.125%—01/15/2008	4,420
	5,700	9.125%—02/21/2012[1]	6,555
	3,000	9.875%—02/06/2015	3,536

			14,511

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal
Amount		Value
(000s)		(000s)

	Russian Federation
$11,500	5.000%—03/31/2030[5]	$12,233
1,500	5.000%—03/31/2030[3,5]	1,600

		13,833

	United Mexican States
1,100	8.125%—12/30/2019	1,291
400	9.875%—02/01/2010	478
200	11.375%—09/15/2016	291

		2,060

	United Mexican States MTN[4]
2,460	6.375%—01/16/2013	2,572
1,800	8.000%—09/24/2022	2,093
200	8.300%—08/15/2031	235

		4,900

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $227,297)		231,902

MORTGAGE PASS-THROUGH—40.7%
	Federal Home Loan Mortgage Corp.
156	4.346%—06/01/2024[1,2]	161
5,469	5.000%—10/01/2018[1]	5,520
12,173	6.000%—07/01/2016 – 01/01/2034[1]	12,525
3,847	6.000%—08/01/2028 – 03/01/2034	3,952
4	8.500%—02/01/2017	5

		22,163

	Federal Housing Authority Project
	221D4 Banco-5
260	7.400%—02/01/2021	261
	221D4 Banco-15
45	7.450%—05/01/2021	45
	221D4 Grey 98-4
3,130	7.450%—05/01/2021[1]	3,165

		3,471

	Federal National Mortgage Association
7,100	2.925%—09/22/2006[1,2]	7,096
4,675	3.571%—10/01/2040[1,2]	4,749
5,920	4.500%—12/01/2019 – 03/01/2020	5,866
9,642	5.000%—12/01/2017 – 04/01/2034	9,677
106,584	5.000%—01/01/2018 – 09/01/2034[1]	106,046
3,023	5.500%—12/01/2016 – 03/01/2034[1]	3,067
41,029	5.500%—11/01/2016 – 05/01/2035	41,582
6,215	6.000%—05/01/2016 – 09/01/2017[1]	6,446
4,242	6.000%—04/01/2016 – 05/01/2033	4,400
187	9.000%—11/01/2009[1]	197

		189,126

	Federal National Mortgage Association TBA[10]
	May Delivery
56,500	5.000%—05/17/2020	56,906
429,000	5.500%—05/12/2035	433,156

		490,062

	Government National Mortgage Association II
213	3.375%—05/20/2024[1,2]	216
6	3.750%—07/20/2024[2]	6
7,536	3.750%—08/20/2022 – 02/20/2032[1,2]	7,580
1,463	4.125%—12/20/2024 – 11/20/2029[1,2]	1,486
26	4.125%—10/20/2025[2]	27
707	4.375%—03/20/2017 – 02/20/2025[1,2]	721

		10,036

TOTAL MORTGAGE PASS-THROUGH (Cost $709,370)		714,858

MUNICIPAL BONDS—1.5%
Principal
Amount		Value
(000s)		(000s)

	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[1]	4,397
	City of New York
1,000	5.000%—03/01/2030[1]	1,038
	Golden State Tobacco Securitization Corp.
3,400	6.250%—06/01/2033[1]	3,515
900	7.875%—06/01/2042	1,039

		4,554

	Golden State Tobacco Securitization Corp.
	Series 2002-A Cl. 1
2,740	6.750%—06/01/2039[1]	2,919
	Metropolitan Transportation Authority
9,100	5.000%—11/15/2033[1]	9,595
	New York City Municipal Water Finance Authority Series D
3,400	5.000%—06/15/2038	3,548

TOTAL MUNICIPAL BONDS (Cost $24,925)		26,051

U.S. GOVERNMENT OBLIGATIONS—8.4%
	U.S. Treasury Bonds
7,833	2.375%—01/15/2025[1,11]	8,558
1,067	3.625%—04/15/2028[11]	1,426

		9,984

	U.S. Treasury Notes
36,542	0.875%—04/15/2010[1,11]	36,057
7,130	1.625%—01/15/2015[11]	7,152
209	1.875%—07/15/2013[11]	215
2,179	2.000%—01/15/2014[11]	2,264
13,012	3.000%—07/15/2012[1,11]	14,477
4,962	3.375%—01/15/2007[1,11]	5,210
540	3.375%—01/15/2012[11]	611
30,189	3.500%—01/15/2011[1,11]	33,972
28,881	3.875%—01/15/2009[1,11]	31,926
4,787	4.250%—01/15/2010[11]	5,478

		137,362

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $148,240)		147,346

PREFERRED STOCKS—0.1%
(Cost $2,015)
Shares

Federal National Mortgage Association
39,900	7.000%—12/31/2049[2]	2,226

OPTIONS—0.0%
(Cost $17)
No. of
Contracts

Eurodollar Futures
1,660	Expire 09/2005	13

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—51.6%
Principal
Amount		Value
(000s)		(000s)

BANK OBLIGATIONS
	Bank of America Corp.
$2,300	2.720%—05/16/2005	$2,300
8,600	2.910%—06/08/2005	8,600

		10,900

	CitiBank
500	2.680%—05/04/2005	500
32,700	2.900%—06/10/2005[1]	32,700

		33,200

	HSBC Bank
1,200	2.750%—06/27/2005	1,200
	Wells Fargo Bank
42,400	2.870%—05/12/2005	42,400

TOTAL BANK OBLIGATIONS		87,700

COMMERCIAL PAPER
	Barclays US Funding Corp.
41,200	3.020%—07/21/2005[1]	40,920
	Danske Corp.
50,000	3.085%—07/28/2005	49,623
	General Electric Capital Corp.
46,900	2.900%—06/08/2005[1]	46,756
	Lloyds Bank plc
40,000	2.830%—05/11/2005[1]	39,969
	Skandinaviska Enskilda Banken
47,000	2.880%—06/09/2005[1]	46,853
4,400	2.970%—06/21/2005[1]	4,382

		51,235

	Svenska Handelsbanken Ab
45,000	3.040%—07/20/2005	44,696
	Total Fina Elf Capital
47,900	2.870%—05/03/2005	47,892
	UBS Finance Inc. Yrs. 3&4
4,200	2.725%—06/01/2005[1]	4,190
1,900	2.830%—05/02/2005	1,900
100	2.910%—05/03/2005	100
46,700	2.975%—07/14/2005	46,414

		52,604

	Westpac Capital Corp. Yrs. 1&2
47,258	2.900%—06/08/2005[1]	47,113

TOTAL COMMERCIAL PAPER		420,808

REPURCHASE AGREEMENTS
59,900	Repurchase Agreement with Credit Suisse First Boston dated April 29, 2005 due May 2, 2005 at 2.800% collateralized by a U.S. Treasury Note (market value $60,911).	59,900
21,000	Repurchase Agreement with Credit Suisse First Boston dated April 29, 2005 due May 2, 2005 at 2.820% collateralized by a U.S. Treasury Bond (market value $21,225).	21,000
12,343	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.400% collateralized by a U.S. Treasury Note (market value $12,591).	12,343

TOTAL REPURCHASE AGREEMENTS		93,243

U.S. GOVERNMENT AGENCIES
	Federal Home Loan Bank
40,600	2.692%—05/02/2005	40,597
86,800	2.700%—05/02/2005	86,794
48,000	2.885%—05/25/2005	47,908

		175,299

	Federal Home Loan Mortgage Corp.
1,100	2.710%—06/17/2005	1,096
	Federal National Mortgage Association
300	2.485%—05/25/2005	300
300	2.640%—06/02/2005	299
1,200	2.645%—06/01/2005[1]	1,197
46,800	2.694%—06/01/2005[1]	46,687
3,200	2.710%—06/14/2005	3,189
38,600	2.732%—06/01/2005[1]	38,507
900	2.875%—06/27/2005	896
30,000	2.944%—07/06/2005[1]	29,837

		120,912

TOTAL U.S. GOVERNMENT AGENCIES		297,307

U.S. TREASURY BILLS
	U.S. Treasury Bills
100	2.442%—05/05/2005[1]	100
30	2.591%—05/05/2005[1]	30
300	2.594%—05/05/2005[1]	300
80	2.600%—05/05/2005[1]	80
350	2.682%—06/02/2005[1]	349
60	2.685%—06/02/2005[1]	60
20	2.688%—06/02/2005[1]	20
200	2.710%—06/02/2005[1]	200
2,970	2.740%—06/16/2005[1]	2,960
2,015	2.750%—06/16/2005[1]	2,008
300	2.755%—06/16/2005[1]	299

		6,406

TOTAL SHORT-TERM INVESTMENTS (Cost $905,464)		905,464

TOTAL INVESTMENTS—127.3% (Cost $2,222,918)		2,234,825
CASH AND OTHER ASSETS, LESS LIABILITIES—(27.3%)		(478,742)

TOTAL NET ASSETS—100.0%		$1,756,083

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2005 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

U.S. Treasury Notes 10 Yr. Futures (Buy)	2,365	$263,500	Jun-05	$2,800
U.S. Treasury Notes 5 Yr. Futures (Buy)	77	7,700	Jun-05	77
U.S. Treasury Bonds Futures (Buy)	178	17,800	Jun-05	573
Eurodollar Futures (Buy)	25	6,250	Jun-05	(40)
Eurodollar Futures (Buy)	2,183	545,750	Sep-05	(3,634)
Eurodollar Futures (Buy)	1,371	342,750	Dec-05	(1,114)
Eurodollar Futures (Buy)	336	84,000	Mar-06	104
Eurodollar Futures (Buy)	15	3,750	Sep-06	(2)
Euribor Futures (Sell)	219	€54,750	Jun-05	87
Japanese Government Bonds 10 Yr. Futures (Buy)	17	¥1,700,000	Jun-05	475
United Kingdom 90 Day Libor Futures (Sell)	92	£11,500	Jun-05	40

				$(634)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2005 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Brazilian Real (Buy)	$385	$371	May-05	$14
Brazilian Real (Buy)	464	427	Jun-05	37
Brazilian Real (Buy)	180	175	Jul-05	5
Brazilian Real (Buy)	2,907	2,743	Sep-05	164
Brazilian Real (Sell)	791	798	Sep-05	7
Canadian Dollar (Sell)	2,065	2,099	Jun-05	34
Chilean Peso (Buy)	391	401	May-05	(10)
Chilean Peso (Buy)	415	411	Jun-05	4
Chilean Peso (Buy)	88	87	Aug-05	1
Euro (Buy)	988	993	May-05	(5)
Euro (Sell)	64,827	65,413	May-05	586
Euro (Sell)	110,320	111,170	Jul-05	850
Indian Rupee (Buy)	608	611	Jun-05	(3)
Japanese Yen (Buy)	1,614	1,600	May-05	14
Japanese Yen (Buy)	22,836	22,138	Jun-05	698
South Korean Won (Buy)	388	377	May-05	11
South Korean Won (Buy)	473	471	Jun-05	2
South Korean Won (Buy)	708	707	Jul-05	1
Mexican Peso (Buy)	160	158	May-05	2
Mexican Peso (Buy)	401	392	Jun-05	9
Peruvian Sol (New) (Buy)	350	349	May-05	1
Peruvian Sol (New) (Buy)	427	427	Jun-05	—
Polish Zloty (Buy)	318	343	May-05	(25)
Polish Zloty (Buy)	319	342	Jun-05	(23)
Russian Ruble (New) (Buy)	341	339	May-05	2
Russian Ruble (New) (Buy)	438	442	Jun-05	(4)
Russian Ruble (New) (Buy)	337	337	Jul-05	—
Singapore Dollar (Buy)	346	346	May-05	—
Singapore Dollar (Buy)	417	421	Jun-05	(4)
Singapore Dollar (Buy)	339	337	Jul-05	2
Slovakian Koruna (Buy)	353	371	May-05	(18)
Slovakian Koruna (Buy)	438	457	Jun-05	(19)
Taiwan Dollar (New) (Buy)	353	351	May-05	2
Taiwan Dollar (New) (Buy)	426	437	Jun-05	(11)

				$2,324

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2005 ARE AS FOLLOWS:

	Number of	Strike		Value
Description	Shares/Contracts	Price	Expiration Date	(000s)

U.S. Treasury Notes 10 Yr. Futures (Put)	589	$108.00	May-05	$18
U.S. Treasury Notes 10 Yr. Futures (Call)	111	112.00	May-05	38
U.S. Treasury Notes 10 Yr. Futures (Call)	423	113.00	May-05	53
U.S. Treasury Notes 10 Yr. Futures (Call)	177	114.00	May-05	8
U.S. Treasury Bonds Futures (Put)	568	108.00	May-05	9
U.S. Treasury Bonds Futures (Put)	287	111.00	May-05	27
U.S. Treasury Bonds Futures (Call)	229	116.00	May-05	107
U.S. Treasury Bonds Futures (Call)	14	118.00	May-05	1

Written options outstanding, at value (premiums received of $1,123)				$261

SWAP AGREEMENTS OPEN AT APRIL 30, 2005 ARE AS FOLLOWS:

			Unrealized
			Appreciation/
Par Value			(Depreciation)
(000s)	Description	Counterparty	(000s)

Interest Rate Swaps
€1,600	To make or receive annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	Barclays Bank plc	$17
3,900	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	JPMorgan Chase Bank, N.A.	431
3,200	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	UBS Warburg AG	336
3,900	To make or receive annual payments through 06/18/2034 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	JPMorgan Chase Bank, N.A.	425
1,900	To make or receive annual payments through 06/18/2034 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-EURIBOR-Telerate.	Merrill Lynch Capital Services, Inc.	161
£1,800	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	JPMorgan Chase Bank, N.A.	(52)
1,900	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	UBS Warburg AG	(73)
1,600	To make or receive semi-annual payments through 03/15/2032 based on the difference between (A) the 10 year fixed interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.	Barclays Bank plc	(35)
¥660,000	To make or receive semi-annual payments through 06/15/2012 based on the difference between (A) the 10 year fixed interest rate of 2.000% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.	Morgan Stanley Capital Services	(358)
258,000	To make or receive semi-annual payments through 06/15/2012 based on the difference between (A) the 10 year fixed interest rate of 2.000% over (B) the 10 year floating rate adjusted every three months based upon the JPY-LIBOR-BBA.	Goldman Sachs Capital Markets, New York	(117)
130,000	To make or receive semi-annual payments through 06/15/2012 based on the difference between (A) the 10 year fixed interest rate of 2.000% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.	Goldman Sachs Capital Markets, New York	(80)
1,125,000	To make or receive semi-annual payments through 06/15/2012 based on the difference between (A) the 10 year fixed interest rate of 2.000% over (B) the 10 year floating rate adjusted every three months based upon the JPY-LIBOR-BBA.	UBS Warburg AG	(684)
C$1,600	To make or receive semi-annual payments through 12/16/2019 based on the difference between (A) the 10 year fixed interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the CAD-BA-CDOR.	Bank of America N.A.	5

			$(24)

Credit Default Swaps
$1,400	General Motors Acceptance Corporation sell protection. The Fund will receive quarterly payments through 06/20/2006 at a fixed rate of 5.000%. If the underlying entity should default, the Fund will pay the counterparty the par value plus accrued interest.	HSBC Bank USA	$21

Total Swaps			$(3)

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2005 ARE AS FOLLOWS:

Par Value		Value
(000s)	Security	(000s)

$8,100	U.S. Treasury Notes, at value (proceeds $8,435)	$8,446

1	At April, 2005, securities held by the Fund were pledged to cover margin requirements for open future contracts and written options on futures contracts. (See Note 2 to the Financial Statements). The securities pledged had an aggregate market value of $874,671.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2005.

3	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors) and are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2005, the securities were valued at $3,053 or 0.17% of net assets, as shown below:

	Cost	Value
Security	(000s)	(000s)	Acquisition Date(s)

Terwin Mortgage Trust	$1,453	$1,453	08/04/2004
Russian Federation	1,540	1,600	12/17/2004

	$2,993	$3,053

4	MTN after the name of a security stands for Medium Term Note.

5	Step coupon security.

6	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7	Variable rate security. The stated rate represents the rate in effect at April 30, 2005.

8	Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

9	Zero coupon security.

10	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2005. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

11	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

*	Security in default.

C$	Canadian Dollar.

€	Euro.

£	British Pound.

¥	Japanese Yen.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Short Duration Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager
FFTW has been the Fund’s subadviser since its inception in 1992. Ken O’Donnell has managed the Fund since 2003.
INVESTMENT GOAL
Total return that is consistent with preservation of capital.
PRINCIPAL STYLE CHARACTERISTICS
High quality short-term bonds.

 TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes	9.2%
Federal Home Loan Mortgage Corp.	5.3%
Federal Home Loan Mortgage Corp.	5.0%
AmeriCredit Automobile Receivables Trust	2.8%
Granite Mortgage	2.8%
Holmes Financing plc	2.8%
Citibank Credit Card Issuance Trust	2.7%
Discover Card Master Trust I	2.6%
Capital One Master Trust	2.6%
Standard Credit Card Master Trust	2.6%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The U.S. economy continued to exhibit signs of strength during the six months ended April 30, 2005. Data from the manufacturing sector were strong. The Institute of Supply Management survey reported consistent levels of expansion in each of the last six monthly periods. Employment growth was steady with weekly jobless claims averaging 330,000. The unemployment rate declined from 5.4% to 5.2%, while the non-farm payroll survey reported the addition of more than a million jobs during the six-month period.
Gross Domestic Product growth declined to a more reasonable 3.8% rate in the fourth quarter of calendar year 2004, followed by an advance estimate of 3.1% for the first quarter of 2005. Inflation remained well contained, although a 0.4% increase in the monthly core Consumer Price Index (CPI) was reported in April. Concerns of an economic soft patch and the prospect of increasing inflation became the focus of the markets toward the end of the fiscal half-year.
The U.S. Treasury market responded to the strength of the economy by selling off and the yield curve flattened. Two-year note yields increased from 2.59% at the beginning of the period to 3.65% by the end of April. The slope of the short end of the yield curve (federal funds to two-year notes) decreased to 90 basis points. The slope had been as steep as 181 basis points prior to the Federal Reserve’s initial 25-basis-point rate increase in June 2004.
The Federal Open Market Committee (FOMC) increased the federal funds rate at each of its four meetings during the six-month reporting period and again in the first week of May, lifting the target rate to 3.00% as of May 3, 2005. At that time, fed funds futures contracts were pricing in additional increases in short-term interest rates to 3.75% by year end, and Fed chairman Alan Greenspan had not indicated that the FOMC was considering altering the “measured” pace of removal of monetary policy accommodation.
Performance
During this period of rising domestic interest rates, the Harbor Short Duration Fund provided competitive returns. For the fiscal half-year ended April 30, 2005, the Fund returned 0.85% (Institutional Class) and 0.74% (Retirement Class). This compares favorably with the return of 0.56% for the Fund’s benchmark, the Citigroup 1 YR Treasury Index.
The duration of the portfolio was maintained at a level shorter than the one-year benchmark as a defense against increasing short-term interest rates. The overall duration position had a positive impact on the portfolio’s total return during this period. In addition to the market-directional risk inherent in the duration strategy, a short position will yield less than the benchmark when the yield curve is positively sloped. The portfolio’s allocation to floating-rate securities, which tend to be less vulnerable to the effects of rising interest rates, assists in offsetting this yield shortfall.

FIXED INCOME

Harbor Short Duration Fund
MANAGER’S COMMENTARY—Continued

Floating-rate securities periodically reset their coupons to reflect current rates and therefore should outperform fixed-coupon securities during periods of rising interest rates.
The Harbor Short Duration Fund focuses on the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. Asset-backed securities typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and residential mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. Individual tranches of securities are credit enhanced in the securitization process to achieve the desired investment grade rating. The diversified loan pool provides a stream of cash flows, which are utilized to make interest and principal payments on the issued securities.
The consumer loan market performed well during the latest economic recession. High-quality receivables experienced only modest increases in delinquencies and losses during this difficult period. Recently, portfolio performance has improved with the decline in weekly jobless claims and the reduction in the unemployment rate. Portfolio performance has returned to pre-recession levels as the economy has improved.
Outlook and Strategy
We expect to maintain a disciplined short duration strategy until it is clear that the FOMC has neared completion of the monetary tightening cycle. Although the market has more recently become concerned with a potential soft patch, we do not expect the FOMC to divert from its measured strategy in the near term.
The ABS sector offers an attractive risk/return profile versus comparable spread sectors, and has historically been the largest contributor to excess returns in the portfolio. Given the high-quality nature of the portfolio and the fact that the ABS market provides an abundance of short-duration, highly rated securities (mostly AAA), the strategy of overweighting the sector is a natural fit. We will continue to emphasize the ABS credit strategy as long as the sector provides attractive investment opportunities. We intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992
RETIREMENT CLASS
Fund #: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	46
Total Net Assets (000s)	$96,511
Average Market Coupon	5.1%
Yield to Maturity	3.6%
Weighted Average Maturity	1.0 years
Weighted Average Duration	0.6 years
Weighted Average Credit Quality	AAA
R-Squared	0.9
Beta vs Citigroup 1 YR Treasury Index	0.8
Portfolio Turnover Rate (6-month period ended 04-30-2005)	64%
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1995 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Short Duration Fund

Institutional Class	0.85%	1.52%	3.81%	4.83%	$16,021
Retirement Class	0.74	1.29	3.56	4.57	15,629

Comparative Index

Citigroup 1 YR Treasury	0.56%	1.16%	3.65%	4.67%	$15,791

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.39%
Total Net Assets (000s):
  $95,004
RETIREMENT CLASS
Expense Ratio: 0.64%
Total Net Assets (000s):
  $1,507

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,008.55	$1.94
Hypothetical (5% return)	1,000.00	1,022.76	1.96

Retirement Class
Actual	$1,000.00	$1,007.43	$3.18
Hypothetical (5% return)	1,000.00	1,021.52	3.21

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 0.5%)

Asset-Backed Securities	75.1
Collateralized Mortgage Obligations	16.2
U.S. Government Obligations	9.2

ASSET-BACKED SECURITIES—75.1%
Principal
Amount		Value
(000s)		(000s)

	AmeriCredit Automobile Receivables Trust Series 2003-CF Cl. A3
$2,750	2.750%—10/09/2007[1]	$2,744
	Series 2002-D Cl. A4
2,000	3.400%—04/13/2009[1]	1,994

		4,738
	Bank One Issuance Trust Series 2002-A4 Cl. A4
2,500	2.940%—06/16/2008	2,495
	Capital Auto Receivables Asset Trust Series 2003-1 Cl. A3A
2,250	2.750%—04/16/2007	2,239
	Series 2002-3 Cl. A3
1,877	3.580%—10/16/2006[1]	1,880

		4,119

	Capital One Master Trust Series 2001-5 Cl. A
2,500	5.300%—06/15/2009	2,547
	Series 2000-2 Cl. B
2,000	7.350%—08/15/2008	2,011

		4,558

	Centex Home Equity Loan Trust Series 2002-D Cl. AF3
282	3.710%—10/25/2023[1]	281
	Series 2001-C Cl. A4
484	5.390%—02/25/2030[1]	488

		769

	Chase Manhattan Auto Owner Trust Series 2002-A Cl. A4
1,711	4.240%—09/15/2008[1]	1,718
	Citibank Credit Card Issuance Trust Series 2000-A1 Cl. A1
2,570	6.900%—10/15/2007[1]	2,611
	Contimortgage Home Equity Trust Pass Thru Certificates
	Series 1996-4 Cl. A10
708	3.434%—01/15/2028[1,2]	709
	DaimlerChrysler Auto Trust Series 2003-A Cl. A4
2,000	2.880%—10/08/2009	1,977
	Discover Card Master Trust I Series 1996-3 Cl. A
2,305	6.050%—08/18/2008	2,349
	Series 2000-9 Cl. A
2,500	6.350%—07/15/2008[1]	2,550

		4,899

	Federal National Mortgage Association Series 2002-W2 AF5
1,595	6.000%—06/25/2032[1,3]	1,611
	Fleet Credit Card Master Trust II Series 2003-A Cl. A
2,300	2.400%—07/15/2008[1]	2,282
	Series 2002-C Cl. A
2,500	2.750%—04/15/2008	2,493

		4,775

	Ford Credit Auto Owner Trust Series 2002-D Cl. A4A
2,445	3.130%—11/15/2006[1]	2,443
	Granite Mortgage
2,000	5.150%—04/20/2042[2]	2,706
	Harley-Davidson Motorcycle Trust Series 2002-2 Cl. A2
1,926	3.090%—06/15/2010[1]	1,915
	Holmes Financing plc Series 4 Cl. 2A
2,000	5.050%—07/15/2008[2]	2,663
	Honda Auto Receivables Owner Trust Series 2002-3 Cl. A4
2,369	3.610%—12/18/2007	2,371
	Oncor Electricity Delivery Transition Bond Co. Series 2003-1 Cl. A1
1,833	2.260%—02/15/2009[1]	1,809
	Option One Mortgage Loan Trust Series 2005-1 Cl. M1
2,000	3.540%—02/25/2035[1,2]	2,010
	Park Place Securities Inc. Series 2004-WWF Cl. M2
2,000	3.700%—01/25/2035[1,2]	2,019
	Permanent Financing plc Series 1 Cl. 2A
2,000	4.200%—06/10/2007[1,2]	2,003
	PP&L Transition Bond Co. LLC Series 1999-1 Cl. A6
2,362	6.960%—12/26/2007[1]	2,394
	Residential Asset Securities Corp. Series 2005-KS1 Cl. M1
2,000	3.470%—02/25/2035[2]	2,004
	Residential Funding Mortgage Securities II Series 2003-HS2 Cl. AIIB
1,053	3.270—06/25/2028[1,2]	1,055
	Specialty Underwriting & Residential Finance Series 2004-BC4 Cl. M1
2,000	3.820%—10/25/2035[1,2]	2,031
	Standard Credit Card Master Trust Series 1995-9 Cl. A
2,500	6.550%—10/07/2007[1]	2,534
	Series 1994-2 Cl. A
2,000	7.250%—04/07/2008[1]	2,066

		4,600

	Toyota Auto Receivables Owner Trust Series 2002-2 Cl. A4
1,238	4.000%—07/15/2008	1,240
	West Penn Funding LLC Transition Bonds Series 1999-A Cl. A3
2,218	6.810%—09/25/2008[1]	2,265

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued

Principal
Amount		Value
(000s)		(000s)

	Whole Auto Loan Trust Series 2003-1 Cl. A3A
$2,000	1.840%—10/15/2006[1]	$1,993

TOTAL ASSET-BACKED SECURITIES (Cost $73,160)		72,500

COLLATERALIZED MORTGAGE OBLIGATIONS—16.2%
	Federal Home Loan Mortgage Corp.
1,817	4.000%—06/15/2017	1,817
819	4.800%—02/15/2029[1]	820
5,000	5.000%—09/15/2017	5,074
4,753	5.500%—11/15/2018	4,806
676	6.500%—02/15/2023 - 04/15/2027[1]	678

		13,195
	Structured Adjustable Rate Mortgage Loan Trust Series 2002-1A Cl. 2A1
1,898	5.092%—01/25/2035[1,4]	1,918
	Structured Asset Securities Corp. Series 2002-1A Cl. 2A1
550	3.748%—02/25/2032[1,2]	554

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,820)		15,667

U.S. GOVERNMENT OBLIGATIONS—9.2%
(Cost $8,910)
Principal
Amount		Value
(000s)		(000s)

	U.S. Treasury Notes
9,000	1.875%—01/31/2006	8,910

SHORT-TERM INVESTMENTS—0.6%
REPURCHASE AGREEMENTS
491	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.500% collateralized by a U.S. Treasury Bond (market value $503).	491

U.S. TREASURY BILLS
	U.S. Treasury Bills
100	2.560%—07/07/2005[1]	100

TOTAL SHORT-TERM INVESTMENTS (Cost $591)		591

TOTAL INVESTMENTS—101.1% (Cost $98,481)		97,668
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.1%)		(1,157)

TOTAL NET ASSETS—100.0%		$96,511

FUTURES CONTRACTS OPEN AT APRIL 30, 2005 ARE AS FOLLOWS:

Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

U.S. Treasury Notes—2 Yr. Futures (Sell)	9	$1,800	Jun-05	$(1)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2005 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Euro (Sell)	$2,733	$2,760	May-05	$27
Euro (Sell)	2,816	2,855	May-05	39

				$66

1	At April 30, 2005, securities held by the Fund were pledged to cover margin requirements for open future contracts, if any. (See Note 2 to the Financial Statements). The securities pledged had an aggregate market value of $49,475.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2005.

3	Step coupon security.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2005.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Money Market Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
  Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager
FFTW has been the Fund’s subadviser since its inception in 1987. Ken O’Donnell has managed the Fund since 2003.
INVESTMENT GOAL
Current income. The Fund intends to maintain a stable share price of $1.
PRINCIPAL STYLE CHARACTERISTICS
Very short-term high quality money market instruments.

 TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association	5.4%
UBS Finance Inc.	4.6%
Royal Bank of Scotland plc	4.6%
Societe Generale North America Inc.	4.6%
ANZ Inc.	4.6%
Westpac Capital Corp. Yrs. 1&2	4.6%
Deutsche Bank AG	4.3%
Svenska Handelsbanken Ab	4.3%
Royal Bank of Canada	4.3%
Federal National Mortgage Association	4.3%
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Short-term interest rates maintained a rising trend over the six months ended April 30, 2005. This was evident in the six-month U.S. Treasury Bill, which began November 2004 with a yield of 2.13%, and ended April 2005 yielding 3.18%.
The U.S. economy continued to strengthen during the closing months of calendar year 2004 and into the first quarter of 2005. The economy experienced steady growth in the labor sector, as indicated by the non-farm payroll survey, which reported that in excess of 1.1 million jobs were created during the six-month period. The headline unemployment rate declined from 5.4% to 5.2%, while weekly jobless claims averaged 328,000, well below the elevated levels experienced in 2003.
Although Gross Domestic Product growth slowed to an advance estimate of 3.1% for the first quarter of 2005 from 3.8% in the prior quarter, inflation concerns continued, as the core Consumer Price Index (CPI) increased from the historically low level of 1.1% in 2002 to 2.3%. Toward the end of the six-month period, short-term rates wavered as the market attempted to interpret mixed economic data.
Due to economic strength and the Federal Reserve’s tightening of monetary policy, short-term rates continued to increase while long-term rates remained range bound, resulting in a flatter yield curve. Three-month Treasury bill yields increased from 1.90% at the beginning of the reporting period to 2.89% at the end. At each of the four meetings of the Federal Open Market Committee (FOMC) during the six months, the federal funds target rate was increased by 25 basis points, lifting the rate from 1.75% when the period began to 2.75% as of April 30, 2005.
Performance
In this market environment of rising short-term rates, yields of the Harbor Money Market Fund increased by almost a full percentage point. As of April 30, 2005, the 7-day annualized yield (as defined by the Securities and Exchange Commission) of the Fund’s Institutional Class was 2.44% compared with 1.50% six months earlier. The current yield more closely reflects the current earnings of the Fund than does the total return.
Reflecting the rapid increase in short-term rates, returns of the Harbor Money Market Fund (both Institutional Class and Retirement Class) for the first half of the 2005 fiscal year slightly exceeded the Fund’s returns for the full 12 months of the prior fiscal year. The Fund lagged its benchmark, the Merrill Lynch 3-Month U.S. T-Bill, for the latest six-month period.

FIXED INCOME

Harbor Money Market Fund
MANAGER’S COMMENTARY—Continued

Outlook and Strategy
We believe the Fed will continue to ratchet short-term interest rates upward at a “measured” 25-basis-points-per-meeting pace throughout most of the remainder of this year; Fed chairman Alan Greenspan has not indicated that the FOMC is considering any change in its “measured” pace of monetary tightening. Following an increase of 25 basis points at the Fed’s May 3, 2005 meeting, the futures market was pricing an additional three (of a remaining five FOMC meetings this year) 25-basis-point increases for the remainder of 2005, which would bring the fed funds rate to 3.75%.
The Harbor Money Market Fund invests primarily in high-quality money market instruments, including bank CDs, commercial paper, agency discount notes, and U.S. Treasury Bills. Near the end of the reporting period, we increased the average days-to-maturity of the portfolio to take advantage of higher-yielding securities with somewhat longer maturities in a period when the market was aggressively pricing in future tightening by the Fed.
We intend to keep the Fund invested in money market products with maturities inside of four months while maintaining a portfolio with a weighted-average maturity in the low 40-day range. Should the market take on a more hawkish tone, we would consider extending the average days to maturity to capture additional yield.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. Read the prospectus carefully before investing.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—April 30, 2005 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

Number of Holdings	33
Total Net Assets (000s)	$129,228
Yield to Maturity	2.8%
Weighted Average Maturity	0.1 years
Weighted Average Duration	0.1 years
Weighted Average Credit Quality	AAA
R-Squared	0.6
Beta vs Merrill Lynch 3-Month U.S. T-Bill Index	0.6
 CREDIT QUALITY (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1995 through 04-30-2005
TOTAL RETURNS
For the periods ended 04-30-2005

			Annualized
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Money Market Fund

Institutional Class	1.00%	1.56%	2.48%	3.81%	$14,538
Retirement Class*	0.87	1.31	2.07	3.48	14,078

Comparative Index

Merrill Lynch 3-Month U.S. T-Bill	1.15%	1.81%	2.74%	4.02%	$14,836

Current Yield for Periods Ended 03-31-2005
Institutional Class	7 Days: 2.37% 30 Days: 2.35%
Retirement Class*	7 Days: 2.12 30 Days: 2.10

*	For the period November 1, 2002 through January 5, 2004 the Money Market Retirement Class had assets less than $10.00 and did not earn any income.
The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The current yield more closely reflects the current earnings of the Fund than the total return. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.35%
Total Net Assets (000s):
  $125,809
RETIREMENT CLASS
Expense Ratio: 0.60%
Total Net Assets (000s):
  $3,419

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 through April 30, 2005.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in this the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2004)	(April 30, 2005)	Period*

Institutional Class
Actual	$1,000.00	$1,009.99	$1.75
Hypothetical (5% return)	1,000.00	1,022.95	1.76

Retirement Class
Actual	$1,000.00	$1,008.75	$2.99
Hypothetical (5% return)	1,000.00	1,021.71	3.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Money Market Fund
PORTFOLIO OF INVESTMENTS—April 30, 2005 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash of 0.0%)

Commercial Paper	46.4
U.S. Government Agencies	29.1
Bank Obligations	19.7
Asset-Backed Securities	2.7
Repurchase Agreements	2.1

ASSET-BACKED SECURITIES—2.7%
Principal
Amount		Value
(000s)		(000s)

	DaimlerChrysler Auto Trust Series 2005-A Cl. A1
$1,587	2.630%—01/08/2006[1]	$1,587
	Nissan Auto Receivables Trust Series 2004-C Cl. A1
460	1.930%—09/15/2005	460
	USAA Auto Owner Trust Series 2004-A Cl. A1
1,414	2.337%—11/15/2005	1,412

TOTAL ASSET-BACKED SECURITIES (Cost $3,459)		3,459

BANK OBLIGATIONS—19.7%
	Barclays Bank plc
5,000	2.800%—05/04/2005	5,000
	Chase Manhattan Bank USA
5,000	2.880%—05/23/2005	5,000
	Deutsche Bank AG
5,500	2.840%—05/16/2005	5,500
	Lloyds Bank plc
5,000	2.500%—05/31/2005	5,000
	Wells Fargo Bank
5,000	3.040%—06/28/2005	5,000

TOTAL BANK OBLIGATIONS (Cost $25,500)		25,500

COMMERCIAL PAPER—46.4%
	ABN AMRO North America
5,000	2.860%—07/05/2005	4,974
800	3.050%—07/14/2005	795

		5,769

	ANZ Inc.
6,000	2.990%—07/08/2005	5,966
	Barclays US Fund
1,000	2.920%—06/03/2005	997
	CBA Finance Inc.
5,000	2.760%—07/12/2005	4,972
600	3.050%—07/12/2005	596

		5,568

	Danske Corp.
5,000	2.800%—05/31/2005	4,988
800	2.850%—06/06/2005	798

		5,786

	Lloyds Bank plc
1,000	2.830%—05/11/2005	999
	Royal Bank of Canada
5,500	2.620%—05/03/2005	5,499
	Royal Bank of Scotland plc
6,000	2.865%—05/18/2005	5,992
	Societe Generale North America Inc.
6,000	2.795%—06/01/2005	5,986
	Svenska Handelsbanken Ab
5,500	2.655%—05/02/2005	5,500
	UBS Finance Inc.
6,000	2.680%—05/18/2005	5,992
	Westpac Capital Corp. Yrs. 1&2
6,000	3.020%—07/08/2005	5,966

TOTAL COMMERCIAL PAPER (Cost $60,020)		60,020

REPURCHASE AGREEMENTS—2.1%
(Cost $2,653)
2,653	Repurchase Agreement with State Street Corp. dated April 29, 2005 due May 2, 2005 at 2.500% collateralized by a U.S. Treasury Bond (market value $2,706).	2,653

U.S. GOVERNMENT AGENCIES—29.1%
	Federal Home Loan Mortgage Corp.
5,000	2.703%—06/14/2005	4,983
4,000	2.723%—06/21/2005	3,985
3,505	2.850%—05/31/2005	3,497

		12,465

	Federal National Mortgage Association
7,000	2.650%—05/23/2005	6,989
5,500	2.730%—06/13/2005	5,482
5,500	2.760%—05/18/2005	5,493
1,677	2.820%—05/25/2005	1,674
3,000	2.827%—08/03/2005	2,978
2,500	2.890%—06/27/2005	2,489

		25,105

TOTAL U.S. GOVERNMENT AGENCIES (Cost $37,570)		37,570

TOTAL INVESTMENTS—100.0% (Cost $129,202)[2]		129,202
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		26

TOTAL NET ASSETS—100.0%		$129,228

1	This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of this security. This security is priced by an independent pricing service selected by the adviser (Harbor Capital Advisors) and is considered to be liquid under procedures established by the Board of Trustees. At April 30, 2005, the security was valued at $1,587 or 1.23% of net assets, as shown below:

	Cost	Value
Security	(000s)	(000s)	Acquisition Date(s)

DaimlerChrysler Auto Trust	$1,587	$1,587	02/10/2005

2	The aggregate identified cost on a tax basis is the same.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2005 (Unaudited)

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor
	High-Yield Bond	Bond	Short Duration	Money Market

ASSETS
Investments, at identified cost*	$69,583	$2,222,918	$98,481	$129,202

Investments, at value	$65,689	$2,141,582	$97,177	$126,549
Repurchase agreements	4,544	93,243	491	2,653
Cash	—	1,754	1	1
Foreign currency, at value (cost: $0; $1,074; $135; $0)	—	1,095	133	—
Receivables for:
Investments sold	882	226,283	5,615	—
Capital shares sold	41	1,606	267	161
Dividends	21	—	—	—
Interest	1,416	6,053	467	103
Open forward currency contracts	—	2,446	66	—
Swap agreements, at value (cost: $0; $141; $0; $0)	—	138	—	—
Variation margin on futures contracts	—	38	2	—
Other assets	35	65	32	23

Total Assets	72,628	2,474,303	104,251	129,490
LIABILITIES
Payables for:
Investments purchased	100	706,193	7,599	—
Capital shares reacquired	276	1,196	105	221
Dividends to shareholders	—	2	—	3
Investments sold short, at value (proceeds $0; $8,435; $0; $0)	—	8,446	—	—
Written options, at value (premiums received $0; $1,123; $0; $0)	—	261	—	—
Open forward currency contracts	—	122	—	—
Variation margin on futures contracts	—	1,206	—	—
Accrued expenses:
Management fees	34	654	15	14
12b-1 fees	1	5	—	1
Trustee fees	1	12	1	1
Transfer agent fees	4	63	3	6
Other	3	60	17	16

Total Liabilities	419	718,220	7,740	262
NET ASSETS	$72,209	$1,756,083	$96,511	$129,228

Net Assets Consist of:
Paid-in capital	$70,770	$1,723,296	$105,263	$129,193
Undistributed/(overdistributed) net investment income	417	5,266	(51)	28
Accumulated net realized gain/(loss)	372	13,069	(7,948)	7
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	650	12,762	(818)	—
Unrealized appreciation of futures and forward contracts	—	1,690	65	—

	$72,209	$1,756,083	$96,511	$129,228

NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$68,346	$1,731,109	$95,004	$125,809
Shares of beneficial interest	6,275	145,679	11,446	125,809
Net asset value per share	$10.89	$11.88	$8.30	$1.00
Retirement Class
Net assets	$1	$24,974	$1,507	$3,419
Shares of beneficial interest	—	2,102	182	3,419
Net asset value per share	$10.90	$11.88	$8.30	$1.00
Investor Class
Net assets	$3,862	N/A	N/A	N/A
Shares of beneficial interest	354	N/A	N/A	N/A
Net asset value per share	$10.90	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2005 (Unaudited)

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor
	High-Yield Bond	Bond	Short Duration	Money Market

Investment Income:
Dividends	$93	$32	$—	$—
Interest	2,663	28,162	1,745	1,431
Securities lending income	—	—	2	—
Foreign taxes withheld	(1)	—	—	—

Total Investment Income	2,755	28,194	1,747	1,431
Operating Expenses:
Management fees	244	4,119	141	182
12b-1 fees:
Retirement Class	—	28	2	4
Investor Class	5	N/A	N/A	N/A
Shareholder communications	1	109	4	13
Custodian fees	47	142	35	30
Transfer agent fees:
Institutional Class	18	426	24	31
Retirement Class	—	6	—	1
Investor Class	4	N/A	N/A	N/A
Professional fees	2	38	3	3
Trustees’ fees and expenses	1	18	1	1
Registration fees	15	37	20	23
Miscellaneous	1	19	4	2

Total operating expenses	338	4,942	234	290
Management fees waived	(15)	(168)	(48)	(72)
Other expenses waived	(7)	—	—	—
Custodian fee reimbursements and reductions (See Note 4)	(1)	(4)	(1)	(1)

Net operating expenses	315	4,770	185	217
Interest expense on reverse repurchase agreements	—	—	3	—

Net Investment Income/(Loss)	2,440	23,424	1,559	1,214
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	375	(2,954)	(377)	—
Foreign currency transactions	—	1,449	89	—
Swap agreements	—	10,871	—	—
Futures contracts	—	5,302	(3)	—
Written options	—	1,799	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(3,152)	(2,598)	(619)	—
Swap agreements	—	(12,635)	—	—
Futures contracts	—	(5,071)	27	—
Forward currency contracts	—	1,803	66	—
Translation of assets and liabilities in foreign currencies	—	1,790	62	—

Net gain/(loss) on investment transactions	(2,777)	(244)	(755)	—

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(337)	$23,180	$804	$1,214

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor
	High-Yield Bond

	November 1,	November 1,
	2004	2003
	through	through
	April 30,	October 31,
	2005	2004

	(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$2,440	$5,383
Net realized gain/(loss) on investments	375	1,143
Net unrealized appreciation/(depreciation) of investments	(3,152)	738

Net increase/(decrease) in net assets resulting from operations	(337)	7,264

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,924)	(5,054)
Retirement Class	—	—
Investor Class	(99)	(300)
Net realized gain on investments:
Institutional Class	(885)	(337)
Retirement Class	—	—
Investor Class	(50)	(15)

Total distributions to shareholders	(2,958)	(5,706)

Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	5,202	8,795

Net increase/(decrease) in net assets	1,907	10,353
Net Assets:
Beginning of period	70,302	59,949

End of period*	$72,209	$70,302

* Includes undistributed/(over-distributed) net investment income of:	$417	$—
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor		Harbor		Harbor
Bond		Short Duration		Money Market

November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
2004	2003	2004	2003	2004	2003
through	through	through	through	through	through
April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
2005	2004	2005	2004	2005	2004

(Unaudited)		(Unaudited)		(Unaudited)
$23,424	$33,936	$1,559	$2,916	$1,214	$1,134
16,467	61,066	(291)	(1,321)	—	7
(16,711)	1,157	(464)	(48)	—	—

23,180	96,159	804	1,547	1,214	1,141

(29,754)	(29,186)	(2,032)	(3,600)	(1,184)	(1,121)
(349)	(281)	(30)	(29)	(30)	(20)
N/A	N/A	N/A	N/A	N/A	N/A
(39,052)	(23,585)	—	—	—	—
(440)	(191)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A

(69,595)	(53,243)	(2,062)	(3,629)	(1,214)	(1,141)

237,691	(16,857)	2,413	(11,973)	8,305	(5,424)

191,276	26,059	1,155	(14,055)	8,305	(5,424)
1,564,807	1,538,748	95,356	109,411	120,923	126,347

$1,756,083	$1,564,807	$96,511	$95,356	$129,228	$120,923

$5,266	$11,945	$(51)	$452	$28	$28

FIXED INCOME

Harbor Fixed Income Funds
Financial Highlights
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

		Income from Investment Operations				Less Distributions

	Net Asset					Dividends	Distributions
	Value	Net		Net Realized and	Total from	from Net	from Net
	Beginning	Investment		Unrealized Gains/(Losses)	Investment	Investment	Realized
Year/Period Ended	of Period	Income/(Loss)		on Investments	Operations	Income	Capital Gains[3]

HARBOR HIGH-YIELD BOND FUND

Institutional Class
April 30, 2005 (Unaudited)	$11.38	$.37	[c]	$(.40)	$(.03)	$(.31)	$(.15)
October 31, 2004	11.10	.75	[c]	.35	1.10	(.82)	—
October 31, 2003[1]	10.00	.56	[c]	1.03	1.59	(.49)	—

Retirement Class
April 30, 2005 (Unaudited)	$11.38	$.69	[c]	$(.72)	$(.03)	$(.30)	$(.15)
October 31, 2004	11.10	(.02)[c]		1.09	1.07	(.79)	—
October 31, 2003[1]	10.00	.47	[c]	1.10	1.57	(.47)	—

Investor Class
April 30, 2005 (Unaudited)	$11.39	$.20	[c]	$(.41)	$(.21)	$(.13)	$(.15)
October 31, 2004	11.11	.62	[c]	.43	1.05	(.77)	—
October 31, 2003[1]	10.00	.50	[c]	1.07	1.57	(.46)	—

HARBOR BOND FUND

Institutional Class
April 30, 2005 (Unaudited)	$12.24	$.17	[c]	$(.01)	$.16	$(.22)	$(.30)
October 31, 2004	11.89	.16	[c]	.68	.84	(.23)	(.26)
October 31, 2003	11.98	.41	[c]	.36	.77	(.60)	(.26)
October 31, 2002	12.05	.50	[c]	.17	.67	(.47)	(.27)
October 31, 2001	11.00	.56	[c]	1.08	1.64	(.52)	(.07)
October 31, 2000	10.85	.57	[c]	.15	.72	(.57)	—

Retirement Class
April 30, 2005 (Unaudited)	$12.24	$.18	[c]	$(.04)	$.14	$(.20)	$(.30)
October 31, 2004	11.89	.32	[c]	.49	.81	(.20)	(.26)
October 31, 2003[2]	11.98	.55	[c]	.19	.74	(.57)	(.26)

HARBOR SHORT DURATION FUND

Institutional Class
April 30, 2005 (Unaudited)	$8.41	$.14	[c]	$(.07)	$.07	$(.18)	$—
October 31, 2004	8.57	.26	[c]	(.14)	.12	(.28)	—
October 31, 2003	8.69	.24	[c]	(.10)	.14	(.26)	—
October 31, 2002	8.69	.30	[c]	.01	.31	(.31)	—
October 31, 2001	8.51	.45	[c]	.19	.64	(.46)	—
October 31, 2000	8.56	.55	[c]	(.04)	.51	(.56)	—

Retirement Class
April 30, 2005 (Unaudited)	$8.41	$.13	[c]	$(.07)	$.06	$(.17)	$—
October 31, 2004	8.57	9.80	[c]	(9.69)	.11	(.27)	—
October 31, 2003[2]	8.69	(9.26)[c]		9.39	.13	(.25)	—

HARBOR MONEY MARKET FUND

Institutional Class
April 30, 2005 (Unaudited)	$1.00	$.01	[c]	$—	$.01	$(.01)	$—
October 31, 2004	1.00	—		—	—	—	—
October 31, 2003	1.00	—		—	—	—	—
October 31, 2002	1.00	.02	[c]	—	.02	(.02)	—
October 31, 2001	1.00	.05	[c]	—	.05	(.05)	—
October 31, 2000	1.00	.06	[c]	—	.06	(.06)	—

Retirement Class
April 30, 2005 (Unaudited)	$1.00	$.01	[c]	$—	$.01	$(.01)	$—
October 31, 2004	1.00	—		—	—	—	—
October 31, 2003[2]	1.00	—		—	—	—	—

1	For the period December 1, 2002 (inception) through October 31, 2003.

2	Commenced operations on November 1, 2002.

3	Includes both short-term and long-term capital gains.

4	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

a	Annualized.

b	Unannualized.

c	Reflects the Adviser’s waiver, if any, of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Assets in this class were too small to incur any income or expense.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

							Ratio of		Ratio of
					Ratio of		Operating		Operating		Ratio of	Ratio of
					Operating		Expenses Not		Expenses Net		Interest/Dividend	Net Investment
	Net Asset			Net Assets	Expenses to		Imposed to		of All Offsets		Expense to	Income
Total	Value	Total		End of Period	Average		Average		to Average		Average	to Average		Portfolio
Distributions	End of Period	Return		(000s)	Net Assets (%)[4]		Net Assets (%)		Net Assets (%)		Net Assets (%)	Net Assets (%)		Turnover (%)

$(.46)	$10.89	(.34	)% [b,d]	$68,346	.84%[a,c]		.06%[a]		.84%[a,c]		—%	6.69%[a,c]		23%[b]
(.82)	11.38	10.93	[d]	66,715	.85	[c]	.09		.85	[c]	—	6.85	[c]	109
(.49)	11.10	16.16	[b,d]	57,727	.93	[a,c]	.47	[a]	.93	[a,c]	—	6.63	[a,c]	82 [b]
$(.45)	$10.90	(.34	)% [b,d]	$1	N/A	%[e]	N/A	%[e]	N/A	%[e]	—%	N/A	%[e]	23%[b]
(.79)	11.38	10.49	[d]	1	1.01	[c]	.15		1.01	[c]	—	7.00	[c]	109
(.47)	11.10	16.12	[b,d]	7	1.08	[a,c]	.47	[a]	1.08	[a,c]	—	7.00	[a,c]	82 [b]
$(.28)	$10.90	(.55	)% [b,d]	$3,862	1.27%[a,c]		.06%[a]		1.27%[a,c]		—%	6.26%[a,c]		23%[b]
(.77)	11.39	10.41	[d]	3,586	1.27	[c]	.09		1.27	[c]	—	6.37	[c]	109
(.46)	11.11	15.93	[b,d]	2,215	1.29	[a,c]	.47	[a]	1.29	[a,c]	—	6.73	[a,c]	82 [b]

$(.52)	$11.88	1.33	% [b,d]	$1,731,109	.58%[a,c]		.02%[a]		.58%[a,c]		—%	2.85%[a,c]		164%[b]
(.49)	12.24	6.59	[d]	1,546,602	.57	[c]	.03		.57	[c]	—	2.21	[c]	311
(.86)	11.89	6.57	[d]	1,528,285	.58	[c]	.06		.58	[c]	—	3.43	[c]	221
(.74)	11.98	5.87	[d]	1,369,931	.58	[c]	.08		.58	[c]	—	4.37	[c]	293
(.59)	12.05	15.35	[d]	1,036,552	.56	[c]	.22		.56	[c]	—	5.50	[c]	531
(.57)	11.00	6.95	[d]	717,255	.60	[c]	.21		.60	[c]	—	6.16	[c]	494
$(.50)	$11.88	1.20	% [b,d]	$24,974	.83%[a,c]		.02%[a]		.83%[a,c]		—%	2.76%[a,c]		164%[b]
(.46)	12.24	6.33	[d]	18,205	.81	[c]	.04		.81	[c]	—	1.94	[c]	311
(.83)	11.89	6.40	[d]	10,463	.83	[c]	.06		.83	[c]	—	2.67	[c]	221

$(.18)	$8.30	.85	% [b,d]	$95,004	.39%[a,c]		.10%[a]		.39%[a,c]		.01%	3.31%[a,c]		64%[b]
(.28)	8.41	1.43	[d]	93,910	.31	[c]	.14		.31	[c]	.01	2.65	[c]	324
(.26)	8.57	1.70	[d]	109,411	.36	[c]	.11		.36	[c]	—	2.85	[c]	333
(.31)	8.69	3.67	[d]	153,074	.31	[c]	.13		.31	[c]	—	3.44	[c]	154
(.46)	8.69	7.73	[d]	125,959	.28	[c]	.20		.27	[c]	—	5.35	[c]	246
(.56)	8.51	6.21	[d]	125,032	.29	[c]	.20		.28	[c]	—	6.00	[c]	478
$(.17)	$8.30	.74	% [b,d]	$1,507	.64%[a,c]		.10%[a]		.64%[a,c]		—%	3.06%[a,c]		64%[b]
(.27)	8.41	1.24	[d]	1,446	.55	[c]	.15		.55	[c]	—	2.48	[c]	324
(.25)	8.57	1.39	[d]	—	.59	[c]	.11		.59	[c]	—	2.70	[c]	333

$(.01)	$1.00	1.00	% [b,d]	$125,809	.35%[a,c]		.12%[a]		.35%[a,c]		—%	2.01%[a,c]		N/A
—	1.00	.94	[d]	117,561	.29	[c]	.16		.29	[c]	—	.94	[c]	N/A
—	1.00	.88	[d]	126,347	.36	[c]	.13		.36	[c]	—	.89	[c]	N/A
(.02)	1.00	1.59	[d]	156,446	.36	[c]	.12		.36	[c]	—	1.58	[c]	N/A
(.05)	1.00	4.83	[d]	168,834	.38	[c]	.12		.38	[c]	—	4.60	[c]	N/A
(.06)	1.00	5.99	[d]	105,893	.48	[c]	.12		.47	[c]	—	5.88	[c]	N/A
$(.01)	$1.00	.87	% [b,d]	$3,419	.60%[a,c]		.12%[a]		.60%[a,c]		—%	1.76%[a,c]		N/A
—	1.00	.60	[d]	3,362	.53	[c]	.17		.53	[c]	—	.74	[c]	N/A
—	1.00	—		—	N/A	[e]	N/A	[e]	N/A	[e]	—	N/A	[e]	N/A

FIXED INCOME

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—April 30, 2005 (Unaudited)

(Currency in Thousands)
NOTE 1—ORGANIZATIONAL MATTERS
      Harbor Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of six domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; two international equity series: Harbor International Fund and Harbor International Growth Fund; and four fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds”).
      The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Security Valuation
      Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation “NASDAQ” system and United Kingdom securities) are valued at the last sale price on a national exchange or system in which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
      Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for normal institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.
      When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair-value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.
      For the Funds which invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.
      Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund’s Rule 2a-7 procedures.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Futures Contracts
      To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. See Portfolio of Investments for open futures contracts held as of April 30, 2005.
      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Options
      Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.
      When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.
      When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.
      The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for transactions in written options for the period ended April 30, 2005.
Swap Agreements
      To the extent permitted under their respective investment policies, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are “marked-to-market” daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.
      Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Short Duration Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or par value, of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.
      Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.
TBA/When-Issued Purchase Commitments
      Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.
      The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.
      Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s Subadviser deems it appropriate to do so.
TBA Sale Commitments
      Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.
Short Sales
      Each Fund, except Harbor International Fund, Harbor International Growth Fund and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.
Foreign Forward Currency Contracts
      Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is “marked-to-market” daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.
Foreign Currency Translations
      The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.
      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Repurchase Agreements
      Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Borrowings
      Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the period ended April 30, 2005 is as follows:

			Maximum	Average Daily	Average Interest
	Balance at End	Average	Amount Outstanding	Amount Outstanding	Rate During
Category of Aggregate Short-Term Borrowings	of Period	Interest Rate	During the Year	During the Year	the Year

Reverse repurchase agreements with maturity dates of 05/01/2005	$0	N/A	$4,268	$308	1.11%
      Average debt outstanding and average interest rate during the period is calculated based on calendar days.
Securities Transactions
      Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Investment Income
      Dividends declared are accrued on the ex-dividend date. For Harbor International Fund and Harbor International Growth Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.
Distribution to Shareholders
      Distributions are recorded on the ex-dividend date.
Expenses and Class Allocations
      Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.
      Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.
Federal Taxes
      Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS
      Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2005 are as follows:

	Purchases		Sales

	U.S.		U.S.
	Government	Other	Government	Other

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$2,786,744	$—	$2,827,123
Harbor Mid Cap Growth Fund	—	18,669	—	20,236
Harbor Small Cap Growth Fund	—	200,419	—	117,768
Harbor Large Cap Value Fund	4,840	96,147	—	44,815
Harbor Mid Cap Value Fund	—	3,577	—	1,319
Harbor Small Cap Value Fund	610	543,809	—	81,478
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	—	894,044	—	379,840
Harbor International Growth Fund	—	172,303	—	173,763
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	—	30,216	—	29,294
Harbor Bond Fund	1,937,627	284,445	1,556,553	74,636
Harbor Short Duration Fund	34,816	37,765	37,862	23,328
      The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Securities Lending
      Certain Funds may engage in securities lending. The loans are secured by collateral which is at least as equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at April 30, 2005, by Fund, are as follows:

	Market Value of	Collateral for
Fund	Securities on Loan	Securities on Loan

Harbor Capital Appreciation Fund	$236,500	$241,930
Harbor Mid Cap Growth Fund	3,008	3,052
Harbor Large Cap Value Fund	26,691	26,998
Harbor Mid Cap Value Fund	727	748
Harbor Small Cap Value Fund	147,936	151,062

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued
Written Options
      Transactions in written options for the six-month period ended April 30, 2005 are summarized as follows:

	Options Written		Options Written

	U.S. Treasury Futures		U.S. Treasury Bonds

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Harbor Bond Fund
Options outstanding at beginning of year	1,872	$1,872	—	$—
Options opened	3,487	3,487	1,098	1,098
Options closed/expired	(4,059)	(4,059)	—	—

Open at 04/30/2005	1,300	$1,300	1,098	$1,098

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser
      Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2005. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

		Voluntary
	Contractual Rate	Waiver	Actual Rate

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	—%	0.60%
Harbor Mid Cap Growth Fund	0.75	0.05	0.70
Harbor Small Cap Growth Fund	0.75	—	0.75
Harbor Large Cap Value Fund	0.60	—	0.60
Harbor Mid Cap Value Fund	0.75	0.12	0.63
Harbor Small Cap Value Fund	0.75	—	0.75
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75%	—%	0.75%
Harbor International Growth Fund	0.75	—	0.75
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.60%	—%	0.63%[a]
Harbor Bond Fund	0.50	0.02	0.48
Harbor Short Duration Fund	0.30	0.10	0.20
Harbor Money Market Fund	0.30	0.12	0.18

a	For the period November 1, 2004 through February 28, 2005, the contractual rate was 0.70%. For the period March 1, 2005 through April 30, 2005, the contractual rate was 0.60%.
      Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.
Distributor
      HCA Securities, Inc. (“HCA Securities”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Effective November 1, 2002, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Funds’ Retirement Class shares and Investor Class shares (collectively the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
      Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if HCA Securities’ actual expenses exceed the fee payable to HCA Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities’ expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.
      The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.
Shareholders
      On April 30, 2005, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital,
HCA Securities and
Harbor Transfer, Inc.

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	19
Harbor Mid Cap Growth Fund	300,021
Harbor Small Cap Growth Fund	21
Harbor Large Cap Value Fund	23
Harbor Mid Cap Value Fund	218,169
Harbor Small Cap Value Fund	9
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	15
Harbor International Growth Fund	19
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	7,089
Harbor Bond Fund	60,454
Harbor Short Duration Fund	31,982
Harbor Money Market Fund	38,877,111
Transfer Agent
      Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.
Independent Trustees
      The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Funds aggregated $120 for the six-month period ended April 30, 2005.
Custodian
      Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the six-month period ended April 30, 2005. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—CAPITAL SHARE TRANSACTIONS
      Transactions in shares (000s) and dollars (000s) are as follows:

	Institutional Class Shares		Retirement Class Shares		Investor Class Shares

	6 Months Ended	Year Ended	6 Months Ended	Year Ended	6 Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR CAPITAL APPRECIATION FUND (shares)
Shares sold	22,145	51,463	3,828	459	1,105	2,739
Shares issued in reinvestment of distributions	797	415	15	—	3	—
Shares reacquired	(32,203)	(60,947)	(295)	(53)	(520)	(546)

Net increase/(decrease) in shares outstanding	(9,261)	(9,069)	3,548	406	588	2,193
Beginning of period	242,323	251,392	440	34	3,804	1,611

End of period	233,062	242,323	3,988	440	4,392	3,804

HARBOR CAPITAL APPRECIATION FUND ($)
Net proceeds from sale of shares	$611,308	$1,349,332	$108,160	$12,128	$30,290	$71,832
Reinvested in payment of distributions	22,924	10,894	409	1	83	—
Cost of shares reacquired	(890,819)	(1,594,889)	(8,080)	(1,381)	(14,208)	(14,207)

Net increase/(decrease) in net assets	$(256,587)	$(234,663)	$100,489	$10,748	$16,165	$57,625

HARBOR MID CAP GROWTH FUND (shares)
Shares sold	1,219	6,132	1	—	45	207
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares reacquired	(1,471)	(2,444)	—	(1)	(30)	(97)

Net increase/(decrease) in shares outstanding	(252)	3,688	1	(1)	15	110
Beginning of period	8,006	4,318	—	1	145	35

End of period	7,754	8,006	1	—	160	145

HARBOR MID CAP GROWTH FUND ($)
Net proceeds from sale of shares	$7,878	$37,768	$7	$1	$292	$1,259
Reinvested in payment of distributions	—	—	—	—	—	—
Cost of shares reacquired	(9,556)	(14,982)	—	(6)	(191)	(585)

Net increase/(decrease) in net assets	$(1,678)	$22,786	$7	$(5)	$101	$674

HARBOR SMALL CAP GROWTH FUND (shares)
Shares sold	3,558	16,629	3,375	447	701	1,587
Shares issued in reinvestment of distributions	2,900	—	228	—	137	—
Shares reacquired	(6,799)	(13,725)	(899)	(187)	(438)	(526)

Net increase/(decrease) in shares outstanding	(341)	2,904	2,704	260	400	1,061
Beginning of period	55,311	52,407	632	372	2,082	1,021

End of period	54,970	55,311	3,336	632	2,482	2,082

HARBOR SMALL CAP GROWTH FUND ($)
Net proceeds from sale of shares	$45,246	$210,268	$45,057	$5,612	$8,755	$20,043
Reinvested in payment of distributions	37,495	—	2,943	—	1,759	—
Cost of shares reacquired	(87,091)	(173,470)	(11,166)	(2,342)	(5,451)	(6,616)

Net increase/(decrease) in net assets	$(4,350)	$36,798	$36,834	$3,270	$5,063	$13,427

HARBOR LARGE CAP VALUE FUND (shares)
Shares sold	6,198	11,991	75	310	189	766
Shares issued in reinvestment of distributions	106	133	1	1	3	4
Shares reacquired	(1,807)	(3,553)	(58)	(10)	(96)	(165)

Net increase/(decrease) in shares outstanding	4,497	8,571	18	301	96	605
Beginning of period	23,520	14,949	301	—	1,100	495

End of period	28,017	23,520	319	301	1,196	1,100

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares		Investor Class Shares

	6 Months Ended	Year Ended	6 Months Ended	Year Ended	6 Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR LARGE CAP VALUE FUND ($)
Net proceeds from sale of shares	$100,932	$175,822	$1,216	$4,619	$3,053	$11,099
Reinvested in payment of distributions	1,722	1,947	20	18	54	50
Cost of shares reacquired	(29,334)	(52,073)	(948)	(144)	(1,563)	(2,414)

Net increase/(decrease) in net assets	$73,320	$125,696	$288	$4,493	$1,544	$8,735

HARBOR MID CAP VALUE FUND (shares)
Shares sold	341	407	1	—	127	25
Shares issued in reinvestment of distributions	85	1	—	—	10	—
Shares reacquired	(140)	(264)	—	—	(88)	(5)

Net increase/(decrease) in shares outstanding	286	144	1	—	49	20
Beginning of period	934	790	—	—	24	4

End of period	1,220	934	1	—	73	24

HARBOR MID CAP VALUE FUND ($)
Net proceeds from sale of shares	$3,846	$4,365	$7	$4	$1,505	$272
Reinvested in payment of distributions	955	9	1	—	116	—
Cost of shares reacquired	(1,558)	(2,832)	(1)	(2)	(998)	(61)

Net increase/(decrease) in net assets	$3,243	$1,542	$7	$2	$623	$211

HARBOR SMALL CAP VALUE FUND (shares)
Shares sold	31,811	18,790	932	115	4,126	1,598
Shares issued in reinvestment of distributions	106	—	1	—	9	—
Shares reacquired	(4,114)	(3,163)	(122)	—	(584)	(237)

Net increase/(decrease) in shares outstanding	27,803	15,627	811	115	3,551	1,361
Beginning of period	27,114	11,487	115	—	1,454	93

End of period	54,917	27,114	926	115	5,005	1,454

HARBOR SMALL CAP VALUE FUND ($)
Net proceeds from sale of shares	$581,179	$288,088	$17,013	$1,848	$75,745	$24,586
Reinvested in payment of distributions	1,937	—	20	—	160	—
Cost of shares reacquired	(74,894)	(48,898)	(2,233)	(4)	(10,512)	(3,664)

Net increase/(decrease) in net assets	$508,222	$239,190	$14,800	$1,844	$65,393	$20,922

HARBOR INTERNATIONAL FUND (shares)
Shares sold	27,657	53,776	788	622	2,389	4,003
Shares issued in reinvestment of distributions	2,692	4,216	13	5	66	55
Shares reacquired	(16,868)	(23,494)	(67)	(89)	(598)	(1,044)

Net increase/(decrease) in shares outstanding	13,481	34,498	734	538	1,857	3,014
Beginning of period	192,227	157,729	706	168	4,741	1,727

End of period	205,708	192,227	1,440	706	6,598	4,741

HARBOR INTERNATIONAL FUND ($)
Net proceeds from sale of shares	$1,175,759	$2,012,484	$33,594	$23,361	$101,018	$149,090
Net proceeds from redemption fees	96	184	—	1	3	4
Reinvested in payment of distributions	115,101	154,072	537	187	2,803	1,997
Cost of shares reacquired	(718,358)	(878,938)	(2,820)	(3,354)	(25,354)	(38,956)

Net increase/(decrease) in net assets	$572,598	$1,287,802	$31,311	$20,195	$78,470	$112,135

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares		Investor Class Shares

	6 Months Ended	Year Ended	6 Months Ended	Year Ended	6 Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR INTERNATIONAL GROWTH FUND (shares)
Shares sold	2,366	3,206	1	3	114	456
Shares issued in reinvestment of distributions	116	245	—	—	1	—
Shares reacquired	(2,943)	(16,174)	—	—	(63)	(133)

Net increase/(decrease) in shares outstanding	(461)	(12,723)	1	3	52	323
Beginning of period	16,522	29,245	3	—	372	49

End of period	16,061	16,522	4	3	424	372

HARBOR INTERNATIONAL GROWTH FUND ($)
Net proceeds from sale of shares	$21,206	$26,192	$4	$28	$1,012	$3,813
Net proceeds from redemption fees	—	3	—	—	—	—
Reinvested in payment of distributions	1,067	2,042	—	—	15	5
Cost of shares reacquired	(26,315)	(132,927)	—	—	(559)	(1,089)

Net increase/(decrease) in net assets	$(4,042)	$(104,690)	$4	$28	$468	$2,729

HARBOR HIGH-YIELD BOND FUND[1] (shares)
Shares sold	798	4,356	—	—	86	1,067
Shares issued in reinvestment of distributions	172	445	—	—	13	28
Shares reacquired	(556)	(4,140)	—	(1)	(60)	(979)

Net increase/(decrease) in shares outstanding	414	661	—	(1)	39	116
Beginning of period	5,861	5,200	—	1	315	199

End of period	6,275	5,861	—	—	354	315

HARBOR HIGH-YIELD BOND FUND[1] ($)
Net proceeds from sale of shares	$9,085	$48,626	$1	$1	$981	$11,982
Net proceeds from redemption fees	18	289	—	—	1	14
Reinvested in payment of distributions	1,942	4,934	—	—	149	314
Cost of shares reacquired	(6,297)	(46,524)	—	(7)	(678)	(10,834)

Net increase/(decrease) in net assets	$4,748	$7,325	$1	$(6)	$453	$1,476

HARBOR BOND FUND (shares)
Shares sold	30,782	39,036	794	915
Shares issued in reinvestment of distributions	5,219	3,905	67	40
Shares reacquired	(16,693)	(45,066)	(247)	(347)

Net increase/(decrease) in shares outstanding	19,308	(2,125)	614	608	Not	Not
Beginning of period	126,371	128,496	1,488	880	Applicable	Applicable

End of period	145,679	126,371	2,102	1,488

HARBOR BOND FUND ($)
Net proceeds from sale of shares	$367,730	$467,672	$9,411	$10,887
Reinvested in payment of distributions	61,519	46,459	790	471	Not	Not
Cost of shares reacquired	(198,820)	(538,208)	(2,939)	(4,138)	Applicable	Applicable

Net increase/(decrease) in net assets	$230,429	$(24,077)	$7,262	$7,220

HARBOR SHORT DURATION FUND (shares)
Shares sold	2,052	12,253	19	228
Shares issued in reinvestment of distributions	210	413	4	3
Shares reacquired	(1,982)	(14,263)	(13)	(59)

Net increase/(decrease) in shares outstanding	280	(1,597)	10	172	Not	Not
Beginning of period	11,166	12,763	172	—	Applicable	Applicable

End of period	11,446	11,166	182	172

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—CAPITAL SHARE TRANSACTIONS—Continued

	Institutional Class Shares		Retirement Class Shares		Investor Class Shares

	6 Months Ended	Year Ended	6 Months Ended	Year Ended	6 Months Ended	Year Ended
	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004	April 30, 2005	October 31, 2004

	(Unaudited)		(Unaudited)		(Unaudited)
HARBOR SHORT DURATION FUND ($)
Net proceeds from sale of shares	$17,133	$104,217	$160	$1,935
Reinvested in payment of distributions	1,752	3,499	30	29	Not	Not
Cost of shares reacquired	(16,552)	(121,152)	(110)	(501)	Applicable	Applicable

Net increase/(decrease) in net assets	$2,333	$(13,436)	$80	$1,463

HARBOR MONEY MARKET FUND (shares)
Shares sold	107,595	169,109	450	3,743
Shares issued in reinvestment of distributions	1,173	1,109	30	20
Shares reacquired	(100,520)	(179,004)	(423)	(401)

Net increase/(decrease) in shares outstanding	8,248	(8,786)	57	3,362	Not	Not
Beginning of period	117,561	126,347	3,362	—	Applicable	Applicable

End of period	125,809	117,561	3,419	3,362

HARBOR MONEY MARKET FUND ($)
Net proceeds from sale of shares	$107,594	$169,109	$451	$3,743
Reinvested in payment of distributions	1,173	1,109	30	20	Not	Not
Cost of shares reacquired	(100,520)	(179,004)	(423)	(401)	Applicable	Applicable

Net increase/(decrease) in net assets	$8,247	$(8,786)	$58	$3,362

Redemption Fee
      A 2.00% redemption fee is charged on shares of the Harbor International Fund and Harbor International Growth Fund that are redeemed within 60 days or less from their date of purchase. A 1.00% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within nine months or less from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2005 the redemption fee proceeds are as follows:

Fund	Amount

Harbor International Fund	$99
Harbor High-Yield Bond Fund	27

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 6—TAX INFORMATION
      The identified cost, for tax purposes, of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2005 are as follows:

		Gross Unrealized		Net Unrealized
				Appreciation/
	Identified Cost	Appreciation	(Depreciation)	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$5,842,260	$1,006,390	$(137,587)	$868,803
Harbor Mid Cap Growth Fund	48,395	6,888	(2,896)	3,992
Harbor Small Cap Growth Fund	627,935	131,859	(49,413)	82,446
Harbor Large Cap Value Fund	446,727	73,209	(8,617)	64,592
Harbor Mid Cap Value Fund	14,073	1,160	(554)	606
Harbor Small Cap Value Fund	1,188,349	122,394	(17,657)	104,737
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	5,808,313	3,148,231	(51,730)	3,096,501
Harbor International Growth Fund	139,407	10,780	(3,646)	7,134
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	69,583	1,725	(1,075)	650
Harbor Bond Fund	2,222,918	17,312	(5,405)	11,907
Harbor Short Duration Fund	98,481	68	(881)	(813)

Harbor Fund
ADDITIONAL INFORMATION—(Unaudited)

PROXY VOTING
      The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Funds’ Form N-PX filing will be available (i) without charge, upon request, by calling the Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURES
      The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE CONTINUATION OF THE INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS
      The Investment Company Act of 1940 requires that the continuation of the Investment Advisory and Subadvisory Agreement of each Fund be approved at least annually by the Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately. At an in-person meeting held on February 13 and 14, 2005, the Board of Trustees considered and approved the continuation of each such agreement.
      In evaluating the Investment Advisory and Subadvisory Agreements, the Trustees reviewed materials furnished by Harbor Capital Advisors (the “Adviser”) and the subadviser to each Fund (each, a “Subadviser”), including information about their respective affiliates, personnel, and operations and relied upon their knowledge, resulting from their quarterly meetings throughout the year, of the Adviser, the Subadvisers, and the Funds. At the February 13-14, 2005 meeting called for the purpose of considering the continuation of the Investment Advisory and Subadvisory Agreements and at other meetings during the course of the year, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser the Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of each of the Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
      At their February 13-14, 2005 meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory and Subadvisory Agreement were fair and reasonable and approved the continuation for a one-year period of each Investment Advisory and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
      In considering the continuation of each Fund’s Investment Advisory and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor. Among the factors considered by the Trustees were the following:

•	the nature, extent, and quality of the services provided by the Adviser and each Subadviser, including the background, education, expertise and experience of the investment professionals of the Adviser and each Subadviser providing services to the Funds;

•	the investment performance of each Fund as compared to certain relevant securities indices;

•	the fees charged by the Adviser and Subadvisers for investment advisory and subadvisory services, respectively;

•	information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with

Harbor Fund
ADDITIONAL INFORMATION—Continued

similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds selected by the Adviser as well as a broader universe of Funds compiled by Lipper;

•	information contained in materials regarding the total expense ratios of the Retirement and Investor Classes of each Fund offering such classes, including information obtained from Morningstar Inc. (“Morningstar”) regarding the total expense ratios of the Retirement Class relative to the Morningstar peer group of similar investment companies and other information regarding the total expense ratios of the Investor Class relative to a peer group of investment companies offered through similar intermediary channels;

•	the compensation received by Harbor Transfer, Inc. (“Harbor Transfer”), the Funds’ transfer agent, and HCA Securities, Inc. (“HCA Securities”), the Funds’ principal underwriter, in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•	the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Transfer and HCA Securities on such profitability; and

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors.
Nature, Scope and Extent of Services
      The Trustees considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the continuation of each Fund’s Investment Advisory and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Harbor Fund, the Funds’ shareholders have entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing, if necessary, any particular Subadviser.
      The Board determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadvisers and to operate effectively as the “manager of managers” for the Harbor Funds.
      The Trustees also considered the favorable history, reputation, qualifications and background of the Adviser and Subadvisers, as well as the qualifications of their respective personnel. The Trustees’ consideration of the services provided by each Subadviser included a review of each Subadviser’s investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, where applicable, the nature and extent of research it receives from broker-dealers and other sources.
      The Trustees also considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadvisers was in the best interests of the Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, and had identified another subadviser believed to be superior to the then existing subadviser. It was noted that the Adviser had in fact recommended, and the Trustees had approved, two such replacements in the one-year period preceding the Trustees’ deliberations.
      This review also included a review of the relative investment performance of each Fund, which is discussed further below.
Investment Performance, Advisory Fees and Expense Ratios
      The Trustees’ considerations and findings as to the long-term performance, advisory fees and expense ratios of each Fund are set forth below. In considering the Funds’ relative investment returns, advisory fees and expense ratios, the Trustees requested and received from the Adviser extensive data compiled by Lipper. The Trustees also received a presentation by a representative of Lipper explaining how the information in each category was compiled and what each comparison was intended to demonstrate.
      Harbor Capital Appreciation Fund. In consideration of Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees discussed the Fund’s performance compared to its relevant peer group and broader universe for the one, two, three, four and five-year periods ended December 31, 2004. The Trustees noted that the Harbor Capital Appreciation Fund had ranked in the first or second quintile (first being the best) for both its performance group and performance universe for all periods except the five-year period, as to which it ranked in the third quintile. In comparison to its peer group and its universe of other large cap growth funds as set forth in

Harbor Fund
ADDITIONAL INFORMATION—Continued

the Lipper materials, the Trustees observed that the Harbor Capital Appreciation Fund had outperformed a majority of such funds for each of the one, two, three and four-year periods ended December 31, 2004. The Trustees also considered the Fund’s generally favorable longer term record, noting that the Fund had outperformed both of its current benchmarks, the Russell 1000® Growth Index and the S&P 500, since its inception, and had outperformed the Russell 1000® Growth Index and slightly underperformed the S&P 500, in each case, for the ten-year period then ended. Further, they observed that the contractual advisory fee and expense ratio comparison showed that the Fund’s advisory fee (0.60%) was approximately equal to the median (0.603%) and its Institutional Class actual total expense ratio (0.673%) was below the peer group median (0.837%). The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were also both found to be below the peer group median.
      Harbor Mid Cap Growth Fund. In consideration of Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees discussed the Fund’s underperformance compared to its relevant peer group and universe medians for the one, three and four-year periods ended December 31, 2004, ranking in the fourth and, in one instance, fifth, quintile (first being the best) during these periods. In comparison to its peer group and universe of other mid cap growth funds as set forth in the Lipper materials, the Trustees considered the fact that the Harbor Mid Cap Growth Fund underperformed a majority of such funds for these time periods ended December 31, 2004. They observed, however, that the Fund had outperformed the majority of the funds in its peer group and universe for the two-year period then ended and had ranked in the second quintile in both the peer group and universe for this period. They also noted that the Fund was quite small, having, as of October 31, 2004, net assets of only $50.1 million. The comparison of contractual management fees and expense ratios showed that both the Fund’s contractual (0.75%) and actual net (0.700%) advisory fees were below the peer group median contractual (0.816%) and net (0.804%) advisory fees, and its Institutional Class actual total expense ratio (0.983%) was below the median expense ratio (1.095%), despite the fact that the Fund was small in size relative to most of the funds in the peer group. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was above the average for a peer group of funds offered through similar intermediary channels but that the Fund’s small size contributed to the higher relative expense ratio on the Investor Class. The Trustees also considered the fact that the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders while acknowledging that such fee waivers and reimbursements could be discontinued at any time. Brokerage commissions and portfolio turnover were both below the peer group median.
      Harbor Small Cap Growth Fund. In consideration of Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees noted the Fund’s outperformance in relation to its peer and universe medians for the three and four-year periods ended December 31, 2004, ranking in the first or second quintiles (first being the best) during these periods. They also noted that the Fund very slightly outperformed its universe median for the one and two-year periods then ended, but underperformed its peer group for the one-year period then ended. In comparison to its peer group of other small cap growth funds, the Trustees considered the fact that the Harbor Small Cap Growth Fund outperformed a majority of such funds for the three and four-year periods ended December 31, 2004. The contractual management fee and expense ratio comparisons showed the Fund’s contractual (0.750%) and net (0.750%) advisory fees were below the per group median contractual (assuming an asset size similar to the Fund’s) (0.864%) and net (measured at a fund’s actual asset size) (0.875%) advisory fee and its Institutional Class actual total expense ratio (0.828%) was below the median expense ratio (1.081%). The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were both below the peer group median.
      Harbor Large Cap Value Fund. In consideration of Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees discussed the Fund’s outperformance in relation to its peers and universe medians for the one, two, four, and five-year periods ended December 31, 2004 and slight underperformance for the three-year period ended December 31, 2004. The Trustees noted that the Fund ranked in the second quintile (first being the best) of its peer group for the one, four and five-year periods, and in the third quintile in the two and three-year periods then ended. They also noted that within its universe it ranked in the second quintile for the one, two and five-year periods, third quintile for the three-year period, and first quintile for the four-year period then ended. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its current benchmark, the Russell 1000® Value Index, for the ten-year and since-inception periods then ended. The Trustees acknowledged that much of the unfavorable long-term record was generated prior to the appointment of the current subadviser to the Harbor Large Cap Value Fund on September 20, 2001. The Trustees considered that the contractual management fee and expense ratio comparisons showed the Fund’s contractual (0.600%) and net (0.600%) advisory fees were below the peer group median contractual (0.750%) and net (0.734%) advisory fee and its

Harbor Fund
ADDITIONAL INFORMATION—Continued

Institutional Class actual total expense ratio (0.677%) was below the median expense ratio (0.871%). The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were both below the peer group median.
      Harbor Mid Cap Value Fund. In consideration of Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees discussed the Fund’s underperformance in relation to its peers and universe medians for the one and two-year periods ended December 31, 2004, ranking in the fourth or fifth quintiles (first being the best) during these periods. In comparison to its peer group of other mid cap value funds as identified by Lipper, the Trustees considered the fact that the Harbor Mid Cap Value Fund underperformed the majority of such funds for the one- and two-year periods ended December 31, 2004. The Trustees also acknowledged, however, that substantially all of these results predated the September 30, 2004 appointment of LSV Asset Management as Subadviser to the Fund and intended to monitor the Fund’s performance to determine whether this change in subadvisers would result in improved performance over the long term. The Trustees considered that the contractual management fee and expense ratio comparisons showed the Fund’s contractual (0.750%) and net (0.630%) advisory fees were below the peer group median contractual (0.900%) and net (0.725%) advisory fee and its Institutional Class actual total expense ratio (0.999%) was below the median expense ratio (1.119%). The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was above the average for a peer group of funds offered through similar intermediary channels but that the Fund’s small size ($10.6 million as of October 31, 2004) contributed to the higher relative expense ratio for the Investor Class. The Trustees also reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve net performance for the Fund’s shareholders, while acknowledging that the fee waivers and reimbursements could be discontinued at any time. Brokerage commissions were below the Lipper median, and portfolio turnover was above the peer group median.
      Harbor Small Cap Value Fund. In consideration of Harbor Small Cap Value Fund (inception date December 14, 2001), the Trustees noted the Fund’s outperformance in relation to its peer and universe medians for the one, two and three-year periods ended December 31, 2004, ranking in the first or second quintile (first being the best) during these periods. In comparison to its peer group of other small cap value funds, the Trustees considered the fact that the Harbor Small Cap Value Fund outperformed a majority of such funds for the one, two and three-year periods ended December 31, 2004. The Trustees considered that the contractual management fee and expense ratio comparisons showed the Fund’s contractual (0.750%) and net (0.750%) advisory fees were below the peer group median contractual (0.800%) and net (0.800%) advisory fee and its Institutional Class actual total expense ratio (0.849%) was below the median expense ratio (0.996%) The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were both below the peer group median.
      Harbor International Fund. In consideration of Harbor International Fund (inception date December 29, 1987), the Trustees noted the Fund’s outperformance in relation to its peer and universe medians for the one, two, three, four and five-year periods ended December 31, 2004, ranking in the first or second quintile (first being the best) during these periods. In comparison to its peer group of other international large cap value funds as identified by Lipper, the Trustees considered the fact that the Harbor International Fund outperformed a majority of such funds for each of the one, two, three, four and five-year periods ended December 31, 2004. The Trustees also considered the Fund’s longer-term record, noting that the Fund significantly outperformed its current benchmark, the MSCI EAFE® Index, for both the ten-year and since inception periods then ended. The Trustees considered that the contractual management fee and expense ratio comparisons showed the Fund’s contractual (0.750%) and net (0.750%) advisory fees were below the peer group median contractual (assuming an asset size similar to the Fund’s) (0.784%) and net (measured at a fund’s actual asset size) (0.850%) advisory fee and its Institutional Class actual total expense ratio (0.865%) was below the median expense ratio (1.060%). The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were both below the peer group median.
      Harbor International Growth Fund. In consideration of Harbor International Growth Fund (inception date November 1, 1993), the Trustees noted the Fund’s underperformance in relation to its peer and universe medians for the one, two, three, four and five-year periods ended December 31, 2004, ranking in the fifth quintile (first being the best) during these periods. The Trustees also considered the Fund’s longer-term record and noted that the Fund had underperformed its current benchmark, the MSCI EAFE® Growth Index, for the ten-year and since inception periods then ended. The Trustees acknowledged that most of the unfavorable record was generated prior

Harbor Fund
ADDITIONAL INFORMATION—Continued

to the appointment of the current subadviser to the Harbor International Growth Fund on March 1, 2004, and that it was too early to determine whether the substitution of subadvisers at that time would improve long-term performance. The Trustees considered that the contractual management fee and expense ratio comparisons showed the Fund’s contractual (0.750%) and net (0.750%) advisory fees were below the peer group median contractual (0.911%) and net (0.850%) advisory fee and its Institutional Class actual total expense ratio (0.933%) was below the median expense ratio (1.126%). The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were both above the peer group median.
      Harbor High-Yield Bond Fund. In consideration of Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees discussed the Fund’s underperformance in relation to its peer and universe medians for the one and two-year periods ended December 31, 2004, ranking in the third or fourth quintiles (first being the best) during these periods. The Trustees considered statements by the Adviser and Subadviser to the effect that the Subadviser focuses on higher quality high-yield securities in implementing its investment strategy and that the performance of many of the funds in the peer group and universe over the period since the inception of the Fund was driven significantly by the strong performance of lower quality high-yield securities. The Trustees considered that the comparison of contractual management fees and expenses showed the Fund’s contractual advisory fee (0.700%) and net advisory fee (0.700%) were above the peer group contractual median (0.650%) and net fee median (0.614%), and its Institutional Class actual total expense ratio (0.842%) also slightly exceeded the median (0.824%). The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was above the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was above the average for a peer group of funds offered through similar intermediary channels. Consistent with the plan discussed with the Trustees at the inception of this Fund, the Adviser reduced its management fee by ten basis points from 70 basis points to 60 basis points, which would bring both the net management fee and Institutional Class actual expense ratio below the peer group medians.
      Harbor Bond Fund. In consideration of Harbor Bond Fund (inception date December 29, 1987), the Trustees noted the Fund’s outperformance in relation to its peer and universe medians for the one, two, three, four and five-year periods ended December 31, 2004, ranking in the first or second quintiles (first being the best) during these periods. In comparison to its peer group of other intermediate, high-quality, fixed income funds as identified by Lipper, the Trustees considered the fact that the Harbor Bond Fund outperformed a majority of such funds for the one, two, three, four and five-year periods. The Trustees considered that Harbor Bond Fund was in the first quintile among its peers for the one-year period ended December 31, 2004. The Trustees also considered the Fund’s favorable longer-term record, noting that the Fund had outperformed its current benchmark, the Lehman Brothers Aggregate Index, for the ten-year and since-inception periods then ended. The Trustees considered that the contractual management fee and expense ratio comparisons showed the Fund’s contractual advisory fee (0.5000%) was approximately equal to the peer group median (0.510%), while its net advisory fee (0.473%) was just below the peer group median (0.495%) and just above the universe median (0.418%). The comparison also showed that its Institutional Class actual total expense ratio (0.564%) was below the median expense ratio (0.618%). The Trustees also reviewed comparative expense ratio information for the Retirement Class, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group. The Trustees also reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve net performance for the Fund’s shareholders, while acknowledging that the fee waivers and reimbursements could be discontinued at any time.
      Harbor Short Duration Fund. In consideration of Harbor Short Duration Fund (inception date January 1, 1992), the Trustees noted the Fund’s outperformance in relation to its peer and universe medians for the two, three, four and five-year periods ended December 31, 2004 and underperformance for the one-year period then ended. They noted that the Fund had ranked in the first or second quintile (first being the best) of its universe for the two, three, four and five-year periods then ended and in the fourth quintile for the one-year period then ended. The Trustees also considered the Fund’s favorable longer-term record, noting that the Fund had outperformed its current benchmark, the Citigroup 1 YR Treasury Index, for the ten-year and since-inception periods then ended. The Trustees considered that the contractual management fee and expense ratio comparisons showed the Fund’s contractual advisory fee (0.300%) was below the peer group median contractual advisory fee (0.360%) and that the Fund’s net advisory fee (0.200%) was above the peer group median net advisory fee (0.189%) and its Institutional Class actual total expense ratio (0.316%) was below the median expense ratio (0.349%). The Trustees also reviewed comparative expense ratio information for the Retirement Class, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group. The Trustees also reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve net performance for the Fund’s shareholders, while acknowledging that the fee waivers and reimbursements could be discontinued at any time.
      Harbor Money Market Fund. In consideration of Harbor Money Market Fund (inception date December 29, 1987), the Trustees discussed the Fund’s performance in relation to its peer group and universe medians, noting that it had ranked in the second quintile (first

Harbor Fund
ADDITIONAL INFORMATION—Continued

being the best) of its peer group and third quintile of its universe, in each case, for the one, two, three, four and five-year periods ended December 31, 2004, taking into consideration current market conditions. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its current benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index for the year and since inception periods then ended by an amount that approximated the Fund’s below median expense ratio. The Trustees considered that the Fund does not have the size of its Lipper peers and that the peer universe is an institutional class. The Trustees considered that the contractual management fee and expense ratio comparisons showed the Fund’s contractual (0.300%) and net (0.180%) advisory fees were below the peer group median contractual (0.350%) and net (0.239%) advisory fee and its Institutional Class actual total expense ratio (0.290%) was below the median expense ratio (0.479%). The Trustees also reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve net performance for the Fund’s shareholders, while acknowledging that the fee waivers and reimbursements could be discontinued at any time.
*  *  *
      The Trustees also considered the allocation of each Fund’s advisory fee expense as between the Adviser and the relevant Subadviser. They determined that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
      The Trustees also considered the Adviser’s profitability in managing each of the Funds as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability the Trustees also reviewed the compensation received by Harbor Transfer and HCA Securities in consideration of the transfer agency and distribution services, respectively, that they provided to the Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also noted that the Adviser operated certain Funds at a loss (and, in several cases, reduced or waived completely its advisory fee, while paying the relevant Subadviser its fee, and/or paid or reimbursed Fund expenses). The Trustees determined that the Adviser’s profitability in managing each other Fund, while positive, was not excessive.
Economies of Scale
      The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. It was agreed that the issue of economies of scale was most significant in the case of the largest Funds, such as the International Fund and the Capital Appreciation Fund. The Trustees noted that the net advisory fees of those Funds were below peer group and universe medians, and that the Adviser’s profitability in each case was reasonable. The Trustees concluded that the existing fee structures reflected economies of scale to date and that breakpoints were not required at the present time. The Trustees intend to monitor each Fund’s asset growth in connection with future determinations as to advisory agreement approvals in each of the Funds to determine whether breakpoints may be appropriate at that time.

Harbor Fund
ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS
(As of June 2005)
Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfund.com.

			Number of
	Term of		Portfolios in
	Office and		Fund Complex	Other Directorships
Name, Address and (Age)	Length of	Principal Occupation(s)	Overseen by	of Public Companies
Position(s) with Fund	Time Served[1]	During Past Five Years[2]	Trustee	Held by Trustee
INDEPENDENT TRUSTEES

Howard P. Colhoun (69) Trustee 14114 Mantua Mill Road Gylndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	12	N/A

John P. Gould (66) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Director of Unext.com (internet based education company) (1999-Present); President, Cardean University (1999-2001); Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Principal and Executive Vice President of Lexecon Inc. (economic consulting firm) (1994-2004); and Trustee and Chairman, Pegasus Funds (1996-1999).	12	Trustee of Dimensional Fund Advisors, Inc., a mutual fund company (1986-Present).

Rodger F. Smith (64) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research-based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present), and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	12	N/A
INTERESTED TRUSTEE

David G. Van Hooser (58)* Chairman and Trustee President One SeaGate Toledo, OH 43666	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), HCA Securities, Inc.; Director, Harbor Transfer, Inc. (2000-Present); and Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (glass and plastics manufacturing company) (1998-2001).	12	N/A
INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Charles F. McCain (35) Chief Compliance Officer One SeaGate Toledo, OH 43666	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Chief Compliance Officer (2004-Present), Harbor Transfer, Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (1996-2004).

		Executive Vice President (2003-Present), Senior Vice President, (1991-2002),
Constance L. Souders (54) Vice President Treasurer One SeaGate Toledo, OH 43666	Since 1992	Director of Administration (1997-Present), D and Treasurer (1988-2000), Harbor Capital Ad Director (1991-Present) and Vice President, Harbor Transfer, Inc.; and Chief Compliance President (2003-Present), Treasurer (2004-Pr President (2000-2002) and Secretary (2000-20 Securities, Inc.	irector and Sec visors, Inc.; P Secretary, and Officer (2004- esent), Preside 04) and Directo	retary (1988-Present), resident (2000-Present), Treasurer (1992-2000), Present), Executive Vice nt (2002-2003), Vice r (1989-Present), HCA

Karen B. Wasil (52) Secretary One SeaGate Toledo, OH 43666	Since 1994	Assistant Secretary (1997-Present), Director (1999-2000) and Regulatory and Legal Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary (2000-Present) Director (1999-2000), Harbor Transfer, Inc.; and Secretary (2004-Present) and Director (1999-2000), HCA Securities, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

2	On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named “Harbor Capital Advisors, Inc.” That wholly-owned subsidiary of Robeco Groep N.V. assumed the name “Harbor Capital Advisors, Inc.” as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name “Harbor Transfer, Inc.” On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name “HCA Securities, Inc.” Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Fund.
(This document must be preceded or accompanied by a Prospectus.)

Notes

TRUSTEES AND OFFICERS	SHAREHOLDER SERVICING AGENT

David G. Van Hooser

Howard P. Colhoun

John P. Gould

Rodger F. Smith

Charles F. McCain

Constance L. Souders

Karen B. Wasil

INVESTMENT ADVISER

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43666

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

HCA Securities, Inc.
One SeaGate
Toledo, OH 43666
(419) 249-2900	Chairman, President and Trustee Trustee Trustee Trustee Chief Compliance Officer Vice President and Treasurer Secretary	Harbor Transfer, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109
One SeaGate
Toledo, Ohio 43666
1-800-422-1050
www.harborfund.com

06/2005/344,600
recycled paper

ITEM 2 — CODE OF ETHICS

Not applicable.

ITEM 3 — AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 — PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 — AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 — SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 — DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 — PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9 — PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 — CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12 — EXHIBITS

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 16th day of June, 2005 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUND

By:	/s/ David G. Van Hooser

David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President, Trustee	June 16, 2005
and Chief Executive Officer
David G. Van Hooser

By:	/s/ Constance L. Souders	Vice President and Chief	June 16, 2005
Financial Officer
Constance L. Souders

Exhibit Index

Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).